I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	13356	13356	13356	13356	13363
Month Ending:	08/31/2009	08/31/2009	08/31/2009	08/31/2009	08/31/2009
Account Number:	0080310212	0080992670	0080994106	0080993181	14591-34716
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	Bank of America
	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	1655 Grant Street, Bldg. A, 10th Fl Concord, CA 94520-2445
	Meruelo Maddux Properties, Inc.	Meruelo Maddux Properties, Inc.	Meruelo Maddux Properties, Inc.	Meruelo Maddux Properties, Inc.	Meruelo Maddux Props-760 S. Hill St, LLC
1. Total Prior Receipts	377,094.80	193.60	446.66	727,554.60	0

2. LESS: Total Prior Disbursements	377,094.80	0	0	663,299.82	0

3. Beginning Balance	0	61,696.69	142,343.26	88,793.26	8,412.74

4. Receipts During Current Period
A/R - Post Filing	0	0	0	0	0
A/R - Pre Filing	0	0	0	0	0
General Sales	0	0	0	0	0
Intercompany Receipts	97,979.45	39.30	90.67	188,834.37	0

TOTAL RECEIPTS	97,979.45	39.30	90.67	188,834.37	0

5. BALANCE	97,979.45	61,735.99	142,433.93	277,627.63	8,412.74

6. LESS: Disbursements
Transfers to other DIP Accounts	0	0	0	201,022.47	0
Disbursements	97,979.45	0	0	0	0

TOTAL Disbursements	97,979.45	0	0	201,022.47	0

7. Ending Balance	0	61,735.99	142,433.93	76,605.16	8,412.74

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	13363	13387	13434	13395	13394
Month Ending:	08/31/2009	08/31/2009	08/31/2009	08/31/2009	08/31/2009
Account Number:	2237133612GXX	12352-45599	14591-61927	2120351811	1216600
Depository Name & Location	Bank of America	Bank of America	Bank of America	California Bank & Trust	Cathay Bank
	300 S. Grand Ave Los Angeles, CA 90071	1655 Grant Street, Bldg. A, 10 Concord, CA 94520-2445	1655 Grant Street, Bldg. A, 10 Concord, CA 94520-2445	903 Calle Amancer, Suite 140 San Clemente, CA 92673	9650 Flair Ave, 7th Fl El Monte, CA 91731
	Meruelo Maddux Props-760 S. Hill St, LLC	Meruelo Maddux Properties, L.P.	Merco Group-Overland Terminal, LLC	788 South Alameda, LLC	Alameda Produce Market, LLC
1. Total Prior Receipts	8,791.17	1.03	1,101.43	0	1.00

2. LESS: Total Prior Disbursements	0	3,985.55	1,217,157.72	0	298.02

3. Beginning Balance	6,644,906.39	0	0	7,514.33	0

4. Receipts During Current Period
A/R - Post Filing	0	0	0	0	0
A/R - Pre Filing	0	0	0	0	0
General Sales	0	0	0	0	0
Intercompany Receipts	897.18	0	0	0	0

TOTAL RECEIPTS	897.18	0	0	0	0

5. BALANCE	6,645,803.57	0	0	7,514.33	0

6. LESS: Disbursements
Transfers to other DIP Accounts	0	0	0	0	0
Disbursements	0	0	0	0	0

TOTAL Disbursements	0	0	0	0	0

7. Ending Balance	6,645,803.57	0	0	7,514.33	0

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	13387	13393	13372	13374	13382
Month Ending:	08/31/2009	08/31/2009	08/31/2009	08/31/2009	08/31/2009
Account Number:	4162722	0080307044	0080301989	0080301658	0080301559
Depository Name & Location	Cathay Bank	East West Bank	East West Bank	East West Bank	East West Bank
	9650 Flair Ave, 7th Fl El Monte, CA 91731	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101
	Meruelo Maddux Properties, L.P.	Meruelo Maddux-1000 E. Cesar Chavez, LLC	MMP-1009 North Citrus Ave, Covina, LLC	Meruelo Maddux Props-1060 N. Vignes, LLC	Merco Group-1211 E. Washington Blvd, LLC
1. Total Prior Receipts	0.76	23,101.62	3,068.64	24,817.20	161,517.75

2. LESS: Total Prior Disbursements	4,203.06	23,101.62	3,068.64	24,817.20	161,517.75

3. Beginning Balance	0	0	0	0	0

4. Receipts During Current Period
A/R - Post Filing	0	4,000.00	0	0	37,780.00
A/R - Pre Filing	0	0	0	0	0
General Sales	0	0	0	0	0
Intercompany Receipts	0	1,601.57	700.00	1,569.53	10,476.98

TOTAL RECEIPTS	0	5,601.57	700.00	1,569.53	48,256.98

5. BALANCE	0	5,601.57	700.00	1,569.53	48,256.98

6. LESS: Disbursements
Transfers to other DIP Accounts	0	4,000.00	0	0	37,880.00
Disbursements	0	1,601.57	700.00	1,569.53	10,376.98

TOTAL Disbursements	0	5,601.57	700.00	1,569.53	48,256.98

7. Ending Balance	0	0	0	0	0

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	13338	13384	13380	13398	13364
Month Ending:	08/31/2009	08/31/2009	08/31/2009	08/31/2009	08/31/2009
Account Number:	0080301583	0080994023	0080310162	0080301492	0080301815
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101
	MMP-12385 San Fernanando Road, LLC	Merco Group-1308 S. Orchard, LLC	Merco Group-146 E. Front St, LLC	Merco Group-1500 Griffith Ave, LLC	Meruelo Maddux Props-1919 Vineburn St, LLC
1. Total Prior Receipts	1,375.00	1,535.97	950,582.97	160,389.18	200,367.49

2. LESS: Total Prior Disbursements	1,375.00	1,535.97	950,582.97	160,389.18	200,367.49

3. Beginning Balance	0	0	0	0	0

4. Receipts During Current Period
A/R - Post Filing	0	0	0	38,289.45	42,210.06
A/R - Pre Filing	0	0	0	0	0
General Sales	0	0	0	0	0
Intercompany Receipts	325.00	325.00	339.00	325.00	325.00

TOTAL RECEIPTS	325.00	325.00	339.00	38,614.45	42,535.06

5. BALANCE	325.00	325.00	339.00	38,614.45	42,535.06

6. LESS: Disbursements
Transfers to other DIP Accounts	0	0	0	38,289.45	42,210.06
Disbursements	325.00	325.00	339.00	325.00	325.00

TOTAL Disbursements	325.00	325.00	339.00	38,614.45	42,535.06

7. Ending Balance	0	0	0	0	0

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	13403	13375	13371	13389	13365
Month Ending:	08/31/2009	08/31/2009	08/31/2009	08/31/2009	08/31/2009
Account Number:	0080301500	0080994643	0080301963	0080307051	0080306665
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101
	Merco Group-2001-2021 West Mission Blvd, LLC	Merco Group-2040 Camfield Ave, LLC	Meruelo Maddux Props-2131 Humboldt St, LLC	Meruelo Maddux-230 W. Ave 26, LLC	Meruelo Maddux-2415 E. Washington Blvd., LLC
1. Total Prior Receipts	32,281.28	1,375.00	59,250.79	58,883.90	5,575.00

2. LESS: Total Prior Disbursements	32,281.28	1,375.00	59,250.79	58,883.90	5,575.00

3. Beginning Balance	0	0	0	0	0

4. Receipts During Current Period
A/R - Post Filing	0	0	7,000.00	4,028.40	750.00
A/R - Pre Filing	0	0	0	1,500.00	0
General Sales	0	0	0	0	0
Intercompany Receipts	2,976.18	325.00	1,199.08	889.53	430.00

TOTAL RECEIPTS	2,976.18	325.00	8,199.08	6,417.93	1,180.00

5. BALANCE	2,976.18	325.00	8,199.08	6,417.93	1,180.00

6. LESS: Disbursements
Transfers to other DIP Accounts	0	0	7,000.00	5,472.37	750.00
Disbursements	2,976.18	325.00	1,199.08	945.56	430.00

TOTAL Disbursements	2,976.18	325.00	8,199.08	6,417.93	1,180.00

7. Ending Balance	0	0	0	0	0

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	13404	13397	13383	13370	13373
Month Ending:	08/31/2009	08/31/2009	08/31/2009	08/31/2009	08/31/2009
Account Number:	0080994676	0080302235	0080301518	0080302433	0080301724
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101
	Merco Group-2529 Santa Fe Ave, LLC	2640 Washington Blvd, LLC	Meruelo Maddux Props-2951 Lenwood Road, LLC	Meruelo Maddux Props-306-330 N. Ave 21, LLC	Merco Group-3185 E. Washington Blvd, LLC
1. Total Prior Receipts	56,277.25	267,594.42	11,474.53	45,232.23	438,227.86

2. LESS: Total Prior Disbursements	56,277.25	267,594.42	11,474.53	45,232.23	438,227.86

3. Beginning Balance	0	0	0	0	0

4. Receipts During Current Period
A/R - Post Filing	0	61,144.00	0	6,150.00	30,000.00
A/R - Pre Filing	0	0	0	1,000.00	0
General Sales	0	0	0	0	0
Intercompany Receipts	3,342.76	10,436.38	2,061.27	2,543.35	325.00

TOTAL RECEIPTS	3,342.76	71,580.38	2,061.27	9,693.35	30,325.00

5. BALANCE	3,342.76	71,580.38	2,061.27	9,693.35	30,325.00

6. LESS: Disbursements
Transfers to other DIP Accounts	0	61,144.00	0	7,092.45	30,000.00
Disbursements	3,342.76	10,436.38	2,061.27	2,600.90	325.00

TOTAL Disbursements	3,342.76	71,580.38	2,061.27	9,693.35	30,325.00

7. Ending Balance	0	0	0	0	0

I.  CASH RECEIPTS AND DISBURSEMENTS
Case Number:	13402	13360	13400	13399	13361
Month Ending:	08/31/2009	08/31/2009	08/31/2009	08/31/2009	08/31/2009
Account Number:	0080306871	0080994650	0080302276	0080306459	0080302474
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101
	Meruelo Maddux-336 W. 11th St, LLC	Meruelo Maddux-420 Boyd St, LLC	Merco Group-425 West 11th St, LLC	Merco Group-4th St Center, LLC	Meruelo Maddux-500 Mateo St, LLC
1. Total Prior Receipts	12,103.00	156,166.85	99,125.54	8,509.94	1,379,441.54

2. LESS: Total Prior Disbursements	12,103.00	156,166.85	99,125.54	8,509.94	1,379,441.54

3. Beginning Balance	0	0	0	0	0

4. Receipts During Current Period
A/R - Post Filing	0	27,608.96	8,577.85	0	0
A/R - Pre Filing	0	0	0	0	0
General Sales	0	0	0	1,500.00	0
Intercompany Receipts	430.00	11,195.13	13,245.00	430.00	443.00

TOTAL RECEIPTS	430.00	38,804.09	21,822.85	1,930.00	443.00

5. BALANCE	430.00	38,804.09	21,822.85	1,930.00	443.00

6. LESS: Disbursements
Transfers to other DIP Accounts	0	27,379.64	8,327.85	1,500.00	0
Disbursements	430.00	11,424.45	13,495.00	430.00	443.00

TOTAL Disbursements	430.00	38,804.09	21,822.85	1,930.00	443.00

7. Ending Balance	0	0	0	0	0

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	13367	13439	13381	13401	13366
Month Ending:	08/31/2009	08/31/2009	08/31/2009	08/31/2009	08/31/2009
Account Number:	0080352826	0080313711	0080301567	0080302383	0080301807
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101
	Meruelo Maddux-5500 Flotilla St, LLC	Meruelo Maddux-555 Central Ave, LLC	Merco Group-5707 S. Alameda, LLC	Merco Group-620 Gladys Ave, LLC	Meruelo Wall St, LLC
1. Total Prior Receipts	1,375.00	0	43,320.47	134,538.34	724,660.94

2. LESS: Total Prior Disbursements	1,375.00	0	43,320.47	134,538.34	724,660.94

3. Beginning Balance	0	0	0	0	0

4. Receipts During Current Period
A/R - Post Filing	0	0	8,893.42	29,002.28	187,665.00
A/R - Pre Filing	0	0	630.18	0	0
General Sales	0	0	0	0	0
Intercompany Receipts	430.00	325.00	393.60	325.00	3,294.85

TOTAL RECEIPTS	430.00	325.00	9,917.20	29,327.28	190,959.85

5. BALANCE	430.00	325.00	9,917.20	29,327.28	190,959.85

6. LESS: Disbursements
Transfers to other DIP Accounts	0	0	9,523.60	29,002.28	187,216.81
Disbursements	430.00	325.00	393.60	325.00	3,743.04

TOTAL Disbursements	430.00	325.00	9,917.20	29,327.28	190,959.85

7. Ending Balance	0	0	0	0	0

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	13366	13363	13363	13395	13395
Month Ending:	08/31/2009	08/31/2009	08/31/2009	08/31/2009	08/31/2009
Account Number:	0080364953	0080302029	0080358369	0080992704	0080313703
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101
	Meruelo Wall St, LLC	Meruelo Maddux Props-760 S. Hill St, LLC	Meruelo Maddux Props-760 S. Hill St, LLC	788 South Alameda, LLC	788 South Alameda, LLC
1. Total Prior Receipts	28,816.40	104,668.83	328,787.57	420,458.16	8,944.33

2. LESS: Total Prior Disbursements	22,561.98	104,668.83	328,787.57	420,458.16	8,148.91

3. Beginning Balance	6,254.42	0	0	0	2,312.00

4. Receipts During Current Period
A/R - Post Filing	0	0	1,677.35	90,811.25	0
A/R - Pre Filing	0	0	0	100.00	0
General Sales	0	0	0	9,300.00	0
Intercompany Receipts	7,831.21	50,749.26	1,051.29	6,832.92	1,933.72

TOTAL RECEIPTS	7,831.21	50,749.26	2,728.64	107,044.17	1,933.72

5. BALANCE	14,085.63	50,749.26	2,728.64	107,044.17	4,245.72

6. LESS: Disbursements
Transfers to other DIP Accounts	10,860.21	0	2,728.64	98,394.57	1,966.86
Disbursements	0	50,749.26	0	8,649.60	0

TOTAL Disbursements	10,860.21	50,749.26	2,728.64	107,044.17	1,966.86

7. Ending Balance	3,225.42	0	0	0	2,278.86

I.  CASH RECEIPTS AND DISBURSEMENTS
Case Number:	13378	13391	13396	13362	13394
Month Ending:	08/31/2009	08/31/2009	08/31/2009	08/31/2009	08/31/2009
Account Number:	0080301930	0080310139	0080994098	0080306855	0080917651
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101
	Merco Group-801 E. 7th St, LLC	Meruelo Maddux-817-825 S. Hill St, LLC	905 8th St, LLC	Meruelo Maddux-915-949 S. Hill St, LLC	Alameda Produce Market, LLC
1. Total Prior Receipts	7,268.58	24,656.88	26,611.50	100,275.00	2,281,678.98

2. LESS: Total Prior Disbursements	7,268.58	24,656.88	26,611.50	100,275.00	2,281,678.98

3. Beginning Balance	0	0	0	0	0

4. Receipts During Current Period
A/R - Post Filing	500.00	0	4,000.00	60,375.00	365,682.60
A/R - Pre Filing	0	0	0	0	777.00
General Sales	0	0	0	0	21.66
Intercompany Receipts	325.00	430.00	999.25	430.00	162,939.80

TOTAL RECEIPTS	825.00	430.00	4,999.25	60,805.00	529,421.06

5. BALANCE	825.00	430.00	4,999.25	60,805.00	529,421.06

6. LESS: Disbursements
Transfers to other DIP Accounts	500.00	0	4,000.00	60,375.00	337,359.21
Disbursements	325.00	430.00	999.25	430.00	192,061.85

TOTAL Disbursements	825.00	430.00	4,999.25	60,805.00	529,421.06

7. Ending Balance	0	0	0	0	0

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	13394	13394	13386	13385	13388
Month Ending:	08/31/2009	08/31/2009	08/31/2009	08/31/2009	08/31/2009
Account Number:	0080360035	0080309826	0080301948	0080301542	0080313729
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101
	Alameda Produce Market, LLC	Alameda Produce Market, LLC	Meruelo Baldwin Park, LLC	Merco Group-Ceres St Produce, LLC	Meruelo Maddux Construction, Inc.
1. Total Prior Receipts	1,871,477.94	107,698.89	20,438.32	2,227.86	1,929.83

2. LESS: Total Prior Disbursements	1,871,477.94	99,006.35	20,438.32	2,227.86	1,929.83

3. Beginning Balance	0	9,075.87	0	0	0

4. Receipts During Current Period
A/R - Post Filing	21,490.39	0	7,600.00	0	0
A/R - Pre Filing	0	0	0	0	0
General Sales	2,000.00	0	0	0	0
Intercompany Receipts	162,916.64	20,650.71	921.79	325.00	325.00

TOTAL RECEIPTS	186,407.03	20,650.71	8,521.79	325.00	325.00

5. BALANCE	186,407.03	29,726.58	8,521.79	325.00	325.00

6. LESS: Disbursements
Transfers to other DIP Accounts	23,490.39	22,821.86	7,591.00	0	0
Disbursements	162,916.64	0	930.79	325.00	325.00

TOTAL Disbursements	186,407.03	22,821.86	8,521.79	325.00	325.00

7. Ending Balance	0	6,904.72	0	0	0

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	13405	13369	13406	13358, 13376	13358, 13376
Month Ending:	08/31/2009	08/31/2009	08/31/2009	08/31/2009	08/31/2009
Account Number:	0080301823	0080362437	0080306442	0080300981	0080301757
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101
	Merco Group-Little J, LLC	Meruelo Maddux-Mission Blvd, LLC	Merco Group, LLC	Meruelo Farms, LLC	Meruelo Farms, LLC
1. Total Prior Receipts	134,125.00	22,993.84	593,718.00	498,988.03	0

2. LESS: Total Prior Disbursements	134,125.00	22,993.84	593,718.00	498,988.03	317.74

3. Beginning Balance	0	0	0	0	0

4. Receipts During Current Period
A/R - Post Filing	32,000.00	0	114,113.00	57,200.00	0
A/R - Pre Filing	0	0	0	0	0
General Sales	0	0	0	0	0
Intercompany Receipts	325.00	13,888.46	355.04	15,160.18	0

TOTAL RECEIPTS	32,325.00	13,888.46	114,468.04	72,360.18	0

5. BALANCE	32,325.00	13,888.46	114,468.04	72,360.18	0

6. LESS: Disbursements
Transfers to other DIP Accounts	32,000.00	0	114,113.00	57,116.69	0
Disbursements	325.00	13,888.46	355.04	15,243.49	0

TOTAL Disbursements	32,325.00	13,888.46	114,468.04	72,360.18	0

7. Ending Balance	0	0	0	0	0

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	13406	13390	13387	13387	13359
Month Ending:	08/31/2009	08/31/2009	08/31/2009	08/31/2009	08/31/2009
Account Number:	0080360027	0080992878	0080993116	0080365190	0080302458
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101
	Merco Group, LLC	Meruelo Maddux Management, LLC	Meruelo Maddux Properties, L.P.	Meruelo Maddux Properties, L.P.	Meruelo Maddux-3rd & Omar St, LLC
1. Total Prior Receipts	1,077.78	1,516,077.54	11,132,997.03	1,379,239.10	62,386.30

2. LESS: Total Prior Disbursements	0	1,379,506.60	9,096,544.96	0	62,386.30

3. Beginning Balance	24,782.45	140,263.65	2,841,916.54	1,379,239.10	0

4. Receipts During Current Period
A/R - Post Filing	0	0	0	0	11,180.00
A/R - Pre Filing	0	0	0	0	0
General Sales	0	2,789.53	0	0	0
Intercompany Receipts	47.34	304,636.11	1,408,802.29	584.65	525.26

TOTAL RECEIPTS	47.34	307,425.64	1,408,802.29	584.65	11,705.26

5. BALANCE	24,829.79	447,689.29	4,250,718.83	1,379,823.75	11,705.26

6. LESS: Disbursements
Transfers to other DIP Accounts	0	339,873.71	1,148,217.27	0	11,180.00
Disbursements	0	6,808.07	726,575.23	0	525.26

TOTAL Disbursements	0	346,681.78	1,874,792.50	0	11,705.26

7. Ending Balance	24,829.79	101,007.51	2,375,926.33	1,379,823.75	0

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	13434	13368	13379	13407	13392
Month Ending:	08/31/2009	08/31/2009	08/31/2009	08/31/2009	08/31/2009
Account Number:	0080301997	0080994031	0080309834	0080302193	0080994072
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101
	Merco Group-Overland Terminal, LLC	Santa Fe Commerce Center, Inc.	Santa Fe & Washington Market, LLC	Merco Group-Southpark, LLC	MMP Ventures, LLC
1. Total Prior Receipts	1,255,214.36	559,759.17	155,399.10	262,855.08	1,375.00

2. LESS: Total Prior Disbursements	1,255,214.36	559,759.17	155,399.10	262,855.08	1,375.00

3. Beginning Balance	0	0	0	0	0

4. Receipts During Current Period
A/R - Post Filing	0	117,077.50	6,650.00	40,600.00	0
A/R - Pre Filing	0	0	0	0	0
General Sales	0	0	21,500.00	0	0
Intercompany Receipts	650.00	4,529.43	11,391.16	14,015.36	325.00

TOTAL RECEIPTS	650.00	121,606.93	39,541.16	54,615.36	325.00

5. BALANCE	650.00	121,606.93	39,541.16	54,615.36	325.00

6. LESS: Disbursements
Transfers to other DIP Accounts	0	117,077.50	28,150.00	37,100.00	0
Disbursements	650.00	4,529.43	11,391.16	17,515.36	325.00

TOTAL Disbursements	650.00	121,606.93	39,541.16	54,615.36	325.00

7. Ending Balance	0	0	0	0	0

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	13377	13369	13387	13387	13368	13366
Month Ending:	08/31/2009	08/31/2009	08/31/2009	08/31/2009	08/31/2009	08/31/2009
Account Number:	0080301690	Mission Blvd	001-623532	00120190680	8606072419	9003746
Depository Name & Location	East West Bank	Kennedy Funding, Inc.	Preferred Bank	Pacific Commerce Bank	PNC Bank, N.A.	Pacific Western Bank
	Corporate Headquarters 135 N. Los Robles Ave, 7th Fl Pasadena, CA 91101	Two University Plaza Suite 402 Hackensack, NJ 07601	601 S. Figueroa Street, 29th Fl Los Angeles, CA 90017	420 E. 3rd Street, Suite 100 Los Angeles, CA 90013	1600 Market Street, 19th Fl Philadelphia, PA 19103	444 S. Flower Street, 14th Floor Los Angeles, CA 90071
	Wall St Market, LLC	Meruelo Maddux-Mission Blvd, LLC	Meruelo Maddux Properties, L.P.	Meruelo Maddux Properties, L.P.	Santa Fe Commerce Center, Inc.	Meruelo Wall St, LLC
1. Total Prior Receipts	1,125.00	0	2.83	2.63	0	15,701.43

2. LESS: Total Prior Disbursements	1,125.00	352,000.00	6,447.43	5,650.23	2,635.29	23,644.87

3. Beginning Balance	0	0	0	0	0	0

4. Receipts During Current Period
A/R - Post Filing	0	0	0	0	0	0
A/R - Pre Filing	0	0	0	0	0	0
General Sales	0	0	0	0	0	0
Intercompany Receipts	325.00	0	0	0	0	0

TOTAL RECEIPTS	325.00	0	0	0	0	0

5. BALANCE	325.00	0	0	0	0	0

6. LESS: Disbursements
Transfers to other DIP Accounts	0	0	0	0	0	0
Disbursements	325.00	0	0	0	0	0

TOTAL Disbursements	325.00	0	0	0	0	0

7. Ending Balance	0	0	0	0	0	0

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	13368	13394	13368	13403	13397	13366
Month Ending:	08/31/2009	08/31/2009	08/31/2009	08/31/2009	08/31/2009	08/31/2009
Account Number:	011032602	118605034	011032602	99191	63787782	18296574
Depository Name & Location	Capmark Finance, Inc.	Cathay Bank	Capmark Finance, Inc.	PNL Pomona, L.P.	United Commercial Bank	United Commercial Bank
	Three Ravina Drive, Suite 200 Atlanta, GA 30346	9650 Flair Ave, 7th Fl El Monte, CA 91731	Three Ravina Drive, Suite 200 Atlanta, GA 30346	2100 Ross, Suite 2900 Dallas, TX 75201	8632 E. Valley Blvd. Rosemead, CA 91770	8632 E. Valley Blvd. Rosemead, CA 91770
	Santa Fe Commerce Center, Inc.	Alameda Produce Market, LLC	Santa Fe Commerce Center, Inc.	Merco Group-2001-2021 West Mission Blvd, LLC	2640 Washington Blvd, LLC	Meruelo Wall St, LLC
1. Total Prior Receipts	749.64	0	0	0	0	6,662.33

2. LESS: Total Prior Disbursements	75.00	0	0	0	4,665.09	0

3. Beginning Balance	471,292.10	176,255.15	128,427.48	49,507.53	0	515,194.61

4. Receipts During Current Period
A/R - Post Filing	0	0	0	0	0	0
A/R - Pre Filing	0	0	0	0	0	0
General Sales	0	0	0	0	0	0
Intercompany Receipts	0	0	0	0	0	0

TOTAL RECEIPTS	0	0	0	0	0	0

5. BALANCE	471,292.10	176,255.15	128,427.48	49,507.53	0	515,194.61

6. LESS: Disbursements
Transfers to other DIP Accounts	0	0	0	0	0	628.43
Disbursements	0	0	0	0	0	0

TOTAL Disbursements	0	0	0	0	0	628.43

7. Ending Balance	471,292.10	176,255.15	128,427.48	49,507.53	0	514,566.18

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	13380	13387	13379	13379	13363
Month Ending:	08/31/2009	08/31/2009	08/31/2009	08/31/2009	08/31/2009
Account Number:	153493910001	153461807312	071-3632651	037-8289482	817383805
Depository Name & Location	US Bank	US Bank	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.	JP Morgan Chase
	633 W. 5th Street, 29th Fl Los Angeles, CA 90071	633 W. 5th Street, 29th Fl Los Angeles, CA 90071	P.O. Box 6995 Portland, OR 97228-6995	P.O. Box 6995 Portland, OR 97228-6995	2415 E. Camelback Road, Suite 600, Phoenix, AZ 85016
	Merco Group-146 E. Front St, LLC	Meruelo Maddux Properties, L.P.	Santa Fe & Washington Market, LLC	Santa Fe & Washington Market, LLC	Meruelo Maddux Props-760 S. Hill St, LLC Alliance Communities LLC ITF Union Lofts Operating Account	TOTAL
1. Total Prior Receipts	944,457.97	2,317,046.79	49,323.13	20,049.29	0	32,444,620.19

2. LESS: Total Prior Disbursements	0	0	54,681.58	20,252.62	0	27,142,765.65

3. Beginning Balance	944,457.97	3,317,595.97	5,294.51	382.40	0	16,965,918.42

4. Receipts During Current Period
A/R - Post Filing	0	0	0	0	0	1,424,056.51
A/R - Pre Filing	0	0	0	0	44,935.90	48,943.08
General Sales	0	0	0	0	0	37,111.19
Intercompany Receipts	704.04	1,409.12	22,586.73	6,450.00	30,143.00	2,614,382.94

TOTAL RECEIPTS	704.04	1,409.12	22,586.73	6,450.00	75,078.90	4,124,493.72

5. BALANCE	945,162.01	3,319,005.09	27,881.24	6,832.40	75,078.90	21,090,412.14

6. LESS: Disbursements
Transfers to other DIP Accounts	0	0	0	0	0	3,153,355.32
Disbursements	0	0	7,029.75	759.09	4,649.74	1,398,985.22

TOTAL Disbursements	0	0	7,029.75	759.09	4,649.74	4,552,340.54

7. Ending Balance	945,162.01	3,319,005.09	20,851.49	6,073.31	70,429.16	16,538,071.60

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13358, 13376	Meruelo Farms, LLC	0080300981	2769	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13358 Q2/2009 731-09-13376	0.00	1,300.00	1,300.00
8/31/2009	13358, 13376	Meruelo Farms, LLC	0080300981	2770	att14	A T T	06/10/09-07/09/09 -verified-	0.00	149.57	149.57
8/31/2009	13358, 13376	Meruelo Farms, LLC	0080300981	2771	att15	A T T	06/10/09-07/09/09 -verified-	0.00	19.49	19.49
8/31/2009	13358, 13376	Meruelo Farms, LLC	0080300981	2772	gas04	The Gas Company	06/15/09-07/14/09 -verified-	0.00	26.61	26.61
8/31/2009	13358, 13376	Meruelo Farms, LLC	0080300981	2774	kwilsn-x	Karen Wilson	Certified return receipt	0.00	11.08	11.08
8/31/2009	13358, 13376	Meruelo Farms, LLC	0080300981	2775	v0000619	Perfect Signs	For lease sign -verified-	0.00	8,011.75	8,011.75
8/31/2009	13358, 13376	Meruelo Farms, LLC	0080300981	2776	att10	A T T	06/17/09-07/16/09 -verified- a/c # 213 626-6992 398 8	0.00	28.71	28.71
8/31/2009	13358, 13376	Meruelo Farms, LLC	0080300981	2777	mericle	Mericle Mechanical Inc	Cooler emergency service	0.00	756.25	756.25
8/31/2009	13358, 13376	Meruelo Farms, LLC	0080300981	2778	mericle	Mericle Mechanical Inc	Purchased parts Repair storage cooler Repair condensor tower	0.00	802.57	802.57
8/31/2009	13358, 13376	Meruelo Farms, LLC	0080300981	2779	smoody	Susan Moody	MF Rent 07/2009 and 08/2009 -verified-	0.00	3,456.00	3,456.00
8/31/2009	13358, 13376	Meruelo Farms, LLC	0080300981	2780	att07	A T T	07/04/09-08/03/09	0.00	28.75	28.75
8/31/2009	13358, 13376	Meruelo Farms, LLC	0080300981	2781	att08	A T T	08/01/09-08/31/09	0.00	5.85	5.85
8/31/2009	13358, 13376	Meruelo Farms, LLC	0080300981	2782	att11	A T T	07/04/09-08/03/09	0.00	28.75	28.75
8/31/2009	13358, 13376	Meruelo Farms, LLC	0080300981	2783	gas04	The Gas Company	07/14/09-08/12/09	0.00	27.04	27.04
8/31/2009	13358, 13376	Meruelo Farms, LLC	0080300981	2784	att13	A T T	07/05/09-08/04/09 -verified-	0.00	28.56	28.56
8/31/2009	13358, 13376	Meruelo Farms, LLC	0080300981	2785	att15	A T T	07/10/09-08/09/09	0.00	83.31	83.31
8/31/2009	13358, 13376	Meruelo Farms, LLC	0080300981	2786	dwp6307	LA Dept of Water & Power	06/25/09-07/27/09 -verified-	0.00	479.20	479.20
8/31/2009	13358, 13376	Meruelo Farms, LLC	0080300981	JE 20441		0080993116	ZBA Funding Transfer	28,600.00	0.00	28,600.00
8/31/2009	13358, 13376	Meruelo Farms, LLC	0080300981	JE 20724		0080993116	ZBA Funding Transfer	28,516.69	0.00	28,516.69
8/31/2009	13398	Merco Group-1500 Griffith Ave, LLC	0080301492	240	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13398	0.00	325.00	325.00
8/31/2009	13398	Merco Group-1500 Griffith Ave, LLC	0080301492	JE 20442		0080993116	ZBA Funding Transfer	38,289.45	0.00	38,289.45
8/31/2009	13403	Merco Group-2001-2021 West Mission Blvd, LLC	0080301500	542	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13403	0.00	325.00	325.00
8/31/2009	13403	Merco Group-2001-2021 West Mission Blvd, LLC	0080301500	546	mike	Michael Martinez	Board up windows -verified-	0.00	210.00	210.00
8/31/2009	13403	Merco Group-2001-2021 West Mission Blvd, LLC	0080301500	547	kirman	Kirman Plumbing Co	Repair plumbing -verified-	0.00	2,441.18	2,441.18
8/31/2009	13383	Meruelo Maddux Props-2951 Lenwood Road, LLC	0080301518	313	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13383	0.00	325.00	325.00
8/31/2009	13383	Meruelo Maddux Props-2951 Lenwood Road, LLC	0080301518	315	v0000475	Southern California Edison	A/C # 2-31-440-4369	0.00	1,736.27	1,736.27

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13385	Merco Group-Ceres St Produce, LLC	0080301542	160	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13385	0.00	325.00	325.00
8/31/2009	13382	Merco Group-1211 E. Washington Blvd, LLC	0080301559	432	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13382	0.00	325.00	325.00
8/31/2009	13382	Merco Group-1211 E. Washington Blvd, LLC	0080301559	433	dbelect	D. B. Electric Co	Repair existing exit signs with emergency lights plus material and labor -verified-	0.00	9,177.20	9,177.20
8/31/2009	13382	Merco Group-1211 E. Washington Blvd, LLC	0080301559	434	mike	Michael Martinez	Demo floor for plumbers -verified-	0.00	455.00	455.00
8/31/2009	13382	Merco Group-1211 E. Washington Blvd, LLC	0080301559	435	mike	Michael Martinez	Repair walkway	0.00	268.00	268.00
8/31/2009	13382	Merco Group-1211 E. Washington Blvd, LLC	0080301559	436	dwp8217	LA Dept of Water & Power	06/30/09-07/30/09 -verified-	0.00	151.78	151.78
8/31/2009	13382	Merco Group-1211 E. Washington Blvd, LLC	0080301559	JE 20326		0080993116	ZBA Funding Transfer	50.00	0.00	50.00
8/31/2009	13382	Merco Group-1211 E. Washington Blvd, LLC	0080301559	JE 20443		0080993116	ZBA Funding Transfer	37,780.00	0.00	37,780.00
8/31/2009	13382	Merco Group-1211 E. Washington Blvd, LLC	0080301559	JE 20558		0080993116	ZBA Funding Transfer	50.00	0.00	50.00
8/31/2009	13381	Merco Group-5707 S. Alameda, LLC	0080301567	313	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13381	0.00	325.00	325.00
8/31/2009	13381	Merco Group-5707 S. Alameda, LLC	0080301567	314	sbc140	AT&T	323 588-5518-948 0 06/22/09-07/21/09 -verified-	0.00	55.96	55.96
8/31/2009	13381	Merco Group-5707 S. Alameda, LLC	0080301567	315	dwp7186	LA Dept of Water & Power	06/04/09-07/06/09 -verified-	0.00	12.64	12.64
8/31/2009	13381	Merco Group-5707 S. Alameda, LLC	0080301567	JE 20327		0080993116	ZBA Funding Transfer	1,300.00	0.00	1,300.00
8/31/2009	13381	Merco Group-5707 S. Alameda, LLC	0080301567	JE 20444		0080993116	ZBA Funding Transfer	6,663.60	0.00	6,663.60
8/31/2009	13381	Merco Group-5707 S. Alameda, LLC	0080301567	JE 20725		0080993116	ZBA Funding Transfer	1,560.00	0.00	1,560.00
8/31/2009	13338	MMP-12385 San Fernanando Road, LLC	0080301583	290	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13338	0.00	325.00	325.00
8/31/2009	13374	Meruelo Maddux Props-1060 N. Vignes, LLC	0080301658	308	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13374	0.00	325.00	325.00
8/31/2009	13374	Meruelo Maddux Props-1060 N. Vignes, LLC	0080301658	309	dwp5144	LA Dept of Water & Power	Svc 3/28/09-6/25/09	0.00	312.93	312.93
8/31/2009	13374	Meruelo Maddux Props-1060 N. Vignes, LLC	0080301658	310	dwp5171	LA Dept of Water & Power	Svc 3/28/09-6/25/09	0.00	612.66	612.66
8/31/2009	13374	Meruelo Maddux Props-1060 N. Vignes, LLC	0080301658	311	dwp5144	LA Dept of Water & Power	Svc 6/25/09-7/27/09	0.00	107.83	107.83
8/31/2009	13374	Meruelo Maddux Props-1060 N. Vignes, LLC	0080301658	312	dwp5171	LA Dept of Water & Power	Svc 6/25/09-7/27/09	0.00	211.11	211.11
8/31/2009	13377	Wall St Market, LLC	0080301690	251	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13377	0.00	325.00	325.00
8/31/2009	13373	Merco Group-3185 E. Washington Blvd, LLC	0080301724	188	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13373	0.00	325.00	325.00
8/31/2009	13373	Merco Group-3185 E. Washington Blvd, LLC	0080301724	JE 20508		0080993116	ZBA Funding Transfer	30,000.00	0.00	30,000.00
8/31/2009	13366	Meruelo Wall St, LLC	0080301807	591	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13366	0.00	650.00	650.00
8/31/2009	13366	Meruelo Wall St, LLC	0080301807	592	att-mw	AT&T	Svc 6/11/09-7/10/09	0.00	95.61	95.61
8/31/2009	13366	Meruelo Wall St, LLC	0080301807	593	delta	Delta Elevator	SVc 6/2009	0.00	448.19	448.19
8/31/2009	13366	Meruelo Wall St, LLC	0080301807	594	sprin-mw	Sprint	Svc 6/26/09-7/25/09	0.00	137.17	137.17
8/31/2009	13366	Meruelo Wall St, LLC	0080301807	595	unisourc	Unisource Worldwide, Inc.	Order Dt: 7/1/09	0.00	1,003.13	1,003.13
8/31/2009	13366	Meruelo Wall St, LLC	0080301807	596	stat1	State Compensation Insurance	5/1/09-8/1/09	0.00	1,408.94	1,408.94

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13366	Meruelo Wall St, LLC	0080301807	JE 20445		0080993116	ZBA Funding Transfer	144,516.81	0.00	144,516.81
8/31/2009	13366	Meruelo Wall St, LLC	0080301807	JE 20561		0080993116	ZBA Funding Transfer	41,700.00	0.00	41,700.00
8/31/2009	13366	Meruelo Wall St, LLC	0080301807	JE 20726		0080993116	ZBA Funding Transfer	1,000.00	0.00	1,000.00
8/31/2009	13364	Meruelo Maddux Props-1919 Vineburn St, LLC	0080301815	197	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13364	0.00	325.00	325.00
8/31/2009	13364	Meruelo Maddux Props-1919 Vineburn St, LLC	0080301815	JE 20446		0080993116	ZBA Funding Transfer	42,210.06	0.00	42,210.06
8/31/2009	13405	Merco Group-Little J, LLC	0080301823	707	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13405	0.00	325.00	325.00
8/31/2009	13405	Merco Group-Little J, LLC	0080301823	JE 20562		0080993116	ZBA Funding Transfer	7,000.00	0.00	7,000.00
8/31/2009	13405	Merco Group-Little J, LLC	0080301823	JE 20727		0080993116	ZBA Funding Transfer	25,000.00	0.00	25,000.00
8/31/2009	13378	Merco Group-801 E. 7th St, LLC	0080301930	220	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13378	0.00	325.00	325.00
8/31/2009	13378	Merco Group-801 E. 7th St, LLC	0080301930	JE 20447		0080993116	ZBA Funding Transfer	500.00	0.00	500.00
8/31/2009	13386	Meruelo Baldwin Park, LLC	0080301948	273	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13386	0.00	325.00	325.00
8/31/2009	13386	Meruelo Baldwin Park, LLC	0080301948	275	v0000036	Laufer	Parking reimbursement	0.00	15.00	15.00
8/31/2009	13386	Meruelo Baldwin Park, LLC	0080301948	276	mike	Michael Martinez	Board up doors and windows -verified-	0.00	567.00	567.00
8/31/2009	13386	Meruelo Baldwin Park, LLC	0080301948	277	v0000036	Laufer	Parking reimbursement	0.00	9.00	9.00
8/31/2009	13386	Meruelo Baldwin Park, LLC	0080301948	278	v0000310	Valley County Water District	06/05/09-08/11/09	0.00	14.79	14.79
8/31/2009	13386	Meruelo Baldwin Park, LLC	0080301948	JE 20448		0080993116	ZBA Funding Transfer	4,600.00	0.00	4,600.00
8/31/2009	13386	Meruelo Baldwin Park, LLC	0080301948	JE 20728		0080993116	ZBA Funding Transfer	2,991.00	0.00	2,991.00
8/31/2009	13371	Meruelo Maddux Props-2131 Humboldt St, LLC	0080301963	321	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13371	0.00	325.00	325.00
8/31/2009	13371	Meruelo Maddux Props-2131 Humboldt St, LLC	0080301963	322	mca	MCA Ornamental Iron Works	Fix fence and gate -verified-	0.00	160.00	160.00
8/31/2009	13371	Meruelo Maddux Props-2131 Humboldt St, LLC	0080301963	323	dwp2994	LA Dept of Water & Power	06/19/09-07/21/09 -verified-	0.00	157.08	157.08
8/31/2009	13371	Meruelo Maddux Props-2131 Humboldt St, LLC	0080301963	324	mike	Michael Martinez	Paint Grafitti -	0.00	557.00	557.00
8/31/2009	13371	Meruelo Maddux Props-2131 Humboldt St, LLC	0080301963	JE 20449		0080993116	ZBA Funding Transfer	3,000.00	0.00	3,000.00
8/31/2009	13371	Meruelo Maddux Props-2131 Humboldt St, LLC	0080301963	JE 20563		0080993116	ZBA Funding Transfer	4,000.00	0.00	4,000.00
8/31/2009	13372	MMP-1009 North Citrus Ave, Covina, LLC	0080301989	333	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13372	0.00	325.00	325.00
8/31/2009	13372	MMP-1009 North Citrus Ave, Covina, LLC	0080301989	334	swrcb	State Water Resources Control Board	Billing Period 7/1/09-6/30/10	0.00	375.00	375.00
8/31/2009	13434	Merco Group-Overland Terminal, LLC	0080301997	217	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13434	0.00	650.00	650.00
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4221	v0000623	Slavik	Jun09 Mkt Consultant	0.00	1,500.00	1,500.00
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4251	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13363	0.00	650.00	650.00
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4305	v0000215	Michael Sammut	Maintenance Supplies	0.00	131.24	131.24
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4311	v0000215	Michael Sammut	Paint for hallway doors	0.00	34.00	34.00

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4312	v0000295	Karen Sandler	02/06/09-03/07/09 Employee reimbursement	0.00	241.68	241.68
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4313	dwp5508	LA Dept of Water & Power	Svc 3/28/09-6/29/09 Unit 904	0.00	36.93	36.93
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4314	dwp5535	LA Dept of Water & Power	Svc 3/28/09-6/29/09 Unit 905	0.00	42.48	42.48
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4315	v0000278	Stratex Solutions, Inc.	iClass Smart Key Fobs	0.00	1,116.41	1,116.41
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4316	v0000349	Handy Trac Systems, LLC	Svc 7/2009 Svc 7/2009 (Maint Office)	0.00	69.90	69.90
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4317	v0000492	Time Warner Cable	Svc 7/23/09-8/22/09	0.00	160.21	160.21
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4318	v0000492	Time Warner Cable	Svc 7/30/09-8/29/09	0.00	707.70	707.70
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4319	v0000574	Karsaz Legal Solutions, Inc.	Legal Svc 6/2009	0.00	138.80	138.80
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4320	v0000623	Slavik	July09 Mkt Svc	0.00	1,500.00	1,500.00
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4321	v0000638	Kone, Inc.	Maint Coverage 7/1/09-7/31/09	0.00	1,260.00	1,260.00
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4322	v0000647	dba For Rent Media Solutions	1/2 Page Ad 7/1/09	0.00	440.00	440.00
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4323	v0000562	Illustratus, A Division of Uhlig LLC	Aug09 Newsletters	0.00	54.40	54.40
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4324	v0000657	Alliance Residential Company	Working Capital Reserve Funds	0.00	30,143.00	30,143.00
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4325	v0000348	1st Security Safe Co., Inc.	Keys	0.00	324.49	324.49
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4326	v0000643	dba Network Communications Inc	Ad Dt: 7/8/09	0.00	450.00	450.00
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4328	t0000182	Urey	Move out refund	0.00	2,091.00	2,091.00
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4329	v0000644	Staples Business Advantage	a/c @A95985	0.00	849.05	849.05
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4330	v0000650	The Loft Exchange, Inc.	Commission_Theresa Ynzunza#707	0.00	1,390.65	1,390.65
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4331	v0000441	S.C. Prestige Parking, Inc.	Svc 6/2009	0.00	4,969.00	4,969.00
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4332	v0000573	dba: LA/San Fernando Valley Apt Guide	Aug09 Print AD	0.00	480.00	480.00
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4333	v0000644	Staples Business Advantage	Order Dt: 7/15/09	0.00	36.42	36.42
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4334	v0000647	dba For Rent Media Solutions	1/2 Page Ad 8/1/09	0.00	440.00	440.00
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080302029	4335	v0000650	The Loft Exchange, Inc.	Commission_Steve Huff#602	0.00	1,491.90	1,491.90
8/31/2009	13407	Merco Group-Southpark, LLC	0080302193	672	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13407	0.00	650.00	650.00
8/31/2009	13407	Merco Group-Southpark, LLC	0080302193	673	eddy-x	Eddy Juarez	Opamp TechBook Reimb	0.00	64.75	64.75
8/31/2009	13407	Merco Group-Southpark, LLC	0080302193	674	v0000124	Ampco System Parking	Aug08 Rent	0.00	15,840.00	15,840.00
8/31/2009	13407	Merco Group-Southpark, LLC	0080302193	675	dwp8128	LA Dept of Water & Power	6/30/09-7/30/09	0.00	55.36	55.36
8/31/2009	13407	Merco Group-Southpark, LLC	0080302193	676	dwp8155	LA Dept of Water & Power	Svc 6/30/09-7/30/09	0.00	35.62	35.62
8/31/2009	13407	Merco Group-Southpark, LLC	0080302193	677	dwp4355	LA Dept of Water & Power	Svc 6/30/09-7/30/09	0.00	35.62	35.62
8/31/2009	13407	Merco Group-Southpark, LLC	0080302193	678	dwp8003	LA Dept of Water & Power	Svc 6/30/09-7/30/09	0.00	834.01	834.01

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13407	Merco Group-Southpark, LLC	0080302193	JE 20450		0080993116	ZBA Funding Transfer	29,500.00	0.00	29,500.00
8/31/2009	13407	Merco Group-Southpark, LLC	0080302193	JE 20730		0080993116	ZBA Funding Transfer	5,100.00	0.00	5,100.00
8/31/2009	13407	Merco Group-Southpark, LLC	0080302193	RC 26249		Returned item mmart	Returned item mmart	2,500.00	0.00	2,500.00
8/31/2009	13397	2640 Washington Blvd, LLC	0080302235	392	v0000615	U. S. Trustee Payment Center	Q2/2009 731-0913397	0.00	325.00	325.00
8/31/2009	13397	2640 Washington Blvd, LLC	0080302235	394	complete	Complete Thermal Services	Repairs to refrigeration-2640 Wash.	0.00	172.00	172.00
8/31/2009	13397	2640 Washington Blvd, LLC	0080302235	395	kirman	Kirman Plumbing Co	Gral. repairs to leaks to inlet-2640 Wash. Gral. repairs at 2640 Washington Blvd.	0.00	416.95	416.95
8/31/2009	13397	2640 Washington Blvd, LLC	0080302235	396	mike	Michael Martinez	Health dept gral. repairs @ 2640 Wash. Health dept. issues-2640 Washington Mkt.	0.00	200.00	200.00
8/31/2009	13397	2640 Washington Blvd, LLC	0080302235	397	dbelect	D. B. Electric Co	Replace transformer at 2460 Washington	0.00	760.50	760.50
8/31/2009	13397	2640 Washington Blvd, LLC	0080302235	398	mike	Michael Martinez	Health dept. issues at 2640 Washington	0.00	80.00	80.00
8/31/2009	13397	2640 Washington Blvd, LLC	0080302235	399	lac001	Treasurer Tax Collector	A/C # 2640-749624 JUL; Dist code # 10	0.00	354.00	354.00
8/31/2009	13397	2640 Washington Blvd, LLC	0080302235	401	mike	Michael Martinez	Health department issues-2640 Wash.	0.00	80.00	80.00
8/31/2009	13397	2640 Washington Blvd, LLC	0080302235	402	t0000507	Asian Fresh Produce	Move out refund	0.00	6,000.00	6,000.00
8/31/2009	13397	2640 Washington Blvd, LLC	0080302235	403	complete	Complete Thermal Services	Repairs to HVAC/coolers at 2640 Wash. Repairs to HVAC/coolers-2640 Washington	0.00	1,620.59	1,620.59
8/31/2009	13397	2640 Washington Blvd, LLC	0080302235	404	kirman	Kirman Plumbing Co	Repairs/maint. to restrooms @ 2640 Wash.	0.00	367.34	367.34
8/31/2009	13397	2640 Washington Blvd, LLC	0080302235	405	mike	Michael Martinez	Health department at 2640 Washington	0.00	60.00	60.00
8/31/2009	13397	2640 Washington Blvd, LLC	0080302235	JE 20329		0080993116	ZBA Funding Transfer	1,900.00	0.00	1,900.00
8/31/2009	13397	2640 Washington Blvd, LLC	0080302235	JE 20418		0080993116	ZBA Funding Transfer	1,000.00	0.00	1,000.00
8/31/2009	13397	2640 Washington Blvd, LLC	0080302235	JE 20451		0080993116	ZBA Funding Transfer	52,394.00	0.00	52,394.00
8/31/2009	13397	2640 Washington Blvd, LLC	0080302235	JE 20593		0080993116	ZBA Funding Transfer	700.00	0.00	700.00
8/31/2009	13397	2640 Washington Blvd, LLC	0080302235	JE 20731		0080993116	ZBA Funding Transfer	5,150.00	0.00	5,150.00
8/31/2009	13400	Merco Group-425 West 11th St, LLC	0080302276	314	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13400	0.00	325.00	325.00
8/31/2009	13400	Merco Group-425 West 11th St, LLC	0080302276	317	v0000016	Majestic Fire Protection	Replace/Certify Dry Stand Pipes	0.00	12,920.00	12,920.00
8/31/2009	13400	Merco Group-425 West 11th St, LLC	0080302276	318	isais	Ruperto Isais	Door Repair West of Buldg	0.00	250.00	250.00
8/31/2009	13400	Merco Group-425 West 11th St, LLC	0080302276	JE 20660		0080993116	ZBA Funding Transfer	2,760.85	0.00	2,760.85
8/31/2009	13400	Merco Group-425 West 11th St, LLC	0080302276	JE 20732		0080993116	ZBA Funding Transfer	5,567.00	0.00	5,567.00
8/31/2009	13401	Merco Group-620 Gladys Ave, LLC	0080302383	385	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13401	0.00	325.00	325.00
8/31/2009	13401	Merco Group-620 Gladys Ave, LLC	0080302383	JE 20452		0080993116	ZBA Funding Transfer	29,002.28	0.00	29,002.28
8/31/2009	13370	Meruelo Maddux Props-306-330 N. Ave 21, LLC	0080302433	599	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13370	0.00	325.00	325.00
8/31/2009	13370	Meruelo Maddux Props-306-330 N. Ave 21, LLC	0080302433	600	att17	A T & T (306-330 N Ave 21)	06/10/09-07/09/09 -verified-	0.00	57.22	57.22
8/31/2009	13370	Meruelo Maddux Props-306-330 N. Ave 21, LLC	0080302433	603	v0000041	Fred M. Szkolnik, A Law Corporation	MMP- 306-330 N Avenue 21 vs. CD Fashion	0.00	250.00	250.00

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13370	Meruelo Maddux Props-306-330 N. Ave 21, LLC	0080302433	604	douglas	Douglas Industrial Supply Co.	Keys -verified-	0.00	31.82	31.82
8/31/2009	13370	Meruelo Maddux Props-306-330 N. Ave 21, LLC	0080302433	605	honey3	Stanley Convergent Security Solutions	08/2009-10/2009 Alarm -verified-	0.00	113.40	113.40
8/31/2009	13370	Meruelo Maddux Props-306-330 N. Ave 21, LLC	0080302433	606	ncr	National Corporate Research, LTD	Delaware Annual ending 03/31/2010	0.00	105.00	105.00
8/31/2009	13370	Meruelo Maddux Props-306-330 N. Ave 21, LLC	0080302433	607	dwp2482	LA Dept of Water & Power	06/19/09-07/21/09 meter 03 and 01 -verified-	0.00	286.81	286.81
8/31/2009	13370	Meruelo Maddux Props-306-330 N. Ave 21, LLC	0080302433	608	dwp2931	LA Dept of Water & Power	06/19/09-07/21/09 -verified-	0.00	47.69	47.69
8/31/2009	13370	Meruelo Maddux Props-306-330 N. Ave 21, LLC	0080302433	609	dwp3437	LA Dept of Water & Power	06/19/09-07/21/09 -verified-	0.00	212.28	212.28
8/31/2009	13370	Meruelo Maddux Props-306-330 N. Ave 21, LLC	0080302433	610	dwp3464	LA Dept of Water & Power	06/19/09-07/21/09 -verified-	0.00	350.45	350.45
8/31/2009	13370	Meruelo Maddux Props-306-330 N. Ave 21, LLC	0080302433	611	comm2	Commercial Waste Services Inc	08/2009 -verified-	0.00	715.53	715.53
8/31/2009	13370	Meruelo Maddux Props-306-330 N. Ave 21, LLC	0080302433	612	dwp8202	LA Dept of Water & Power	06/19/09-07/21/09 -verified-	0.00	48.15	48.15
8/31/2009	13370	Meruelo Maddux Props-306-330 N. Ave 21, LLC	0080302433	613	att17	A T & T (306-330 N Ave 21)	07/10/09-08/09/09	0.00	57.55	57.55
8/31/2009	13370	Meruelo Maddux Props-306-330 N. Ave 21, LLC	0080302433	JE 20453		0080993116	ZBA Funding Transfer	5,650.00	0.00	5,650.00
8/31/2009	13370	Meruelo Maddux Props-306-330 N. Ave 21, LLC	0080302433	JE 20733		0080993116	ZBA Funding Transfer	1,442.45	0.00	1,442.45
8/31/2009	13359	Meruelo Maddux-3rd & Omar St, LLC	0080302458	297	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13359	0.00	325.00	325.00
8/31/2009	13359	Meruelo Maddux-3rd & Omar St, LLC	0080302458	298	ncr	National Corporate Research, LTD	Delaware Annual ending 03/31/2010	0.00	105.00	105.00
8/31/2009	13359	Meruelo Maddux-3rd & Omar St, LLC	0080302458	299	dwp2301	LA Dept of Water & Power	Svc 6/26/09-7/28/09	0.00	24.63	24.63
8/31/2009	13359	Meruelo Maddux-3rd & Omar St, LLC	0080302458	300	dwp2337	LA Dept of Water & Power	Svc 6/26/09-7/28/09	0.00	28.63	28.63
8/31/2009	13359	Meruelo Maddux-3rd & Omar St, LLC	0080302458	301	dwp3493	LA Dept of Water & Power	Svc 6/30/09-7/30/09	0.00	42.00	42.00
8/31/2009	13359	Meruelo Maddux-3rd & Omar St, LLC	0080302458	JE 20454		0080993116	ZBA Funding Transfer	2,880.00	0.00	2,880.00
8/31/2009	13359	Meruelo Maddux-3rd & Omar St, LLC	0080302458	JE 20734		0080993116	ZBA Funding Transfer	8,300.00	0.00	8,300.00
8/31/2009	13361	Meruelo Maddux-500 Mateo St, LLC	0080302474	188	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13361	0.00	325.00	325.00
8/31/2009	13361	Meruelo Maddux-500 Mateo St, LLC	0080302474	189	v0000036	Laufer	Parking reimbursement	0.00	13.00	13.00
8/31/2009	13361	Meruelo Maddux-500 Mateo St, LLC	0080302474	190	ncr	National Corporate Research, LTD	Delaware Annual ending 03/31/2010	0.00	105.00	105.00
8/31/2009	13406	Merco Group, LLC	0080306442	289	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13406	0.00	325.00	325.00
8/31/2009	13406	Merco Group, LLC	0080306442	290	eddy-x	Eddy Juarez	Sci_Arc presentation to BOD	0.00	30.04	30.04
8/31/2009	13406	Merco Group, LLC	0080306442	JE 20735		0080993116	ZBA Funding Transfer	114,113.00	0.00	114,113.00
8/31/2009	13399	Merco Group-4th St Center, LLC	0080306459	275	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13399	0.00	325.00	325.00
8/31/2009	13399	Merco Group-4th St Center, LLC	0080306459	276	ncr	National Corporate Research, LTD	Annual Svc 4/30/2010	0.00	105.00	105.00
8/31/2009	13399	Merco Group-4th St Center, LLC	0080306459	JE 20511		0080993116	ZBA Funding Transfer	1,500.00	0.00	1,500.00
8/31/2009	13365	Meruelo Maddux-2415 E. Washington Blvd., LLC	0080306665	157	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13365	0.00	325.00	325.00
8/31/2009	13365	Meruelo Maddux-2415 E. Washington Blvd., LLC	0080306665	158	ncr	National Corporate Research, LTD	Annual Svc 4/30/2010	0.00	105.00	105.00

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13365	Meruelo Maddux-2415 E. Washington Blvd., LLC	0080306665	JE 20455		0080993116	ZBA Funding Transfer	750.00	0.00	750.00
8/31/2009	13362	Meruelo Maddux-915-949 S. Hill St, LLC	0080306855	235	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13362	0.00	325.00	325.00
8/31/2009	13362	Meruelo Maddux-915-949 S. Hill St, LLC	0080306855	236	ncr	National Corporate Research, LTD	Annual Svc 4/30/2010	0.00	105.00	105.00
8/31/2009	13362	Meruelo Maddux-915-949 S. Hill St, LLC	0080306855	JE 20456		0080993116	ZBA Funding Transfer	30,375.00	0.00	30,375.00
8/31/2009	13362	Meruelo Maddux-915-949 S. Hill St, LLC	0080306855	JE 20567		0080993116	ZBA Funding Transfer	30,000.00	0.00	30,000.00
8/31/2009	13402	Meruelo Maddux-336 W. 11th St, LLC	0080306871	207	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13402	0.00	325.00	325.00
8/31/2009	13402	Meruelo Maddux-336 W. 11th St, LLC	0080306871	208	ncr	National Corporate Research, LTD	Annual Svc 4/30/2010	0.00	105.00	105.00
8/31/2009	13393	Meruelo Maddux-1000 E. Cesar Chavez, LLC	0080307044	437	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13393	0.00	325.00	325.00
8/31/2009	13393	Meruelo Maddux-1000 E. Cesar Chavez, LLC	0080307044	439	ncr	National Corporate Research, LTD	Annual service, ending may 31,2010 -verified-	0.00	105.00	105.00
8/31/2009	13393	Meruelo Maddux-1000 E. Cesar Chavez, LLC	0080307044	440	sbc140	AT&T	323 222-2425 864 0 06/23/09-07/22/09 -verified-	0.00	55.99	55.99
8/31/2009	13393	Meruelo Maddux-1000 E. Cesar Chavez, LLC	0080307044	441	v0000154	Commercial Waste Services, Inc.	07/2009 -verified-	0.00	75.90	75.90
8/31/2009	13393	Meruelo Maddux-1000 E. Cesar Chavez, LLC	0080307044	442	dwp2324	LA Dept of Water & Power	03/28/09-06/25/09	0.00	818.55	818.55
8/31/2009	13393	Meruelo Maddux-1000 E. Cesar Chavez, LLC	0080307044	443	dwp8942	LA Dept of Water & Power	06/25/09-07/27/09 -verified-	0.00	214.38	214.38
8/31/2009	13393	Meruelo Maddux-1000 E. Cesar Chavez, LLC	0080307044	444	dwp8978	LA Dept of Water & Power	06/25/09-07/27/09 -verified-	0.00	6.75	6.75
8/31/2009	13393	Meruelo Maddux-1000 E. Cesar Chavez, LLC	0080307044	JE 20457		0080993116	ZBA Funding Transfer	850.00	0.00	850.00
8/31/2009	13393	Meruelo Maddux-1000 E. Cesar Chavez, LLC	0080307044	JE 20512		0080993116	ZBA Funding Transfer	500.00	0.00	500.00
8/31/2009	13393	Meruelo Maddux-1000 E. Cesar Chavez, LLC	0080307044	JE 20594		0080993116	ZBA Funding Transfer	900.00	0.00	900.00
8/31/2009	13393	Meruelo Maddux-1000 E. Cesar Chavez, LLC	0080307044	JE 20736		0080993116	ZBA Funding Transfer	1,750.00	0.00	1,750.00
8/31/2009	13389	Meruelo Maddux-230 W. Ave 26, LLC	0080307051	323	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13389	0.00	325.00	325.00
8/31/2009	13389	Meruelo Maddux-230 W. Ave 26, LLC	0080307051	324	v0000468	AT&T	06/10/09-07/09/09 -verified-	0.00	55.90	55.90
8/31/2009	13389	Meruelo Maddux-230 W. Ave 26, LLC	0080307051	325	v0000418	dba Environmental Fire Protection	Fire system monitoring 08/01/09-10/31/09 -verified-	0.00	87.00	87.00
8/31/2009	13389	Meruelo Maddux-230 W. Ave 26, LLC	0080307051	326	dwp3021	LA Dept of Water & Power	06/16/09-07/21/09 -verified-	0.00	107.05	107.05
8/31/2009	13389	Meruelo Maddux-230 W. Ave 26, LLC	0080307051	327	dwp8499	LA Dept of Water & Power	06/19/09-07/21/09 -verified-	0.00	209.58	209.58
8/31/2009	13389	Meruelo Maddux-230 W. Ave 26, LLC	0080307051	328	ncr	National Corporate Research, LTD	DELAWARE Annual service ending 04/30/10 -verified-	0.00	105.00	105.00
8/31/2009	13389	Meruelo Maddux-230 W. Ave 26, LLC	0080307051	329	v0000468	AT&T	07/10/09-08/09/09	0.00	56.03	56.03
8/31/2009	13389	Meruelo Maddux-230 W. Ave 26, LLC	0080307051	JE 20458		0080993116	ZBA Funding Transfer	2,300.00	0.00	2,300.00
8/31/2009	13389	Meruelo Maddux-230 W. Ave 26, LLC	0080307051	JE 20737		0080993116	ZBA Funding Transfer	3,172.37	0.00	3,172.37
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20101		0080993116	ZBA Funding Transfer	1,432.55	0.00	1,432.55
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20102		0080993116	ZBA Funding Transfer	1,033.91	0.00	1,033.91
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20103		0080993116	ZBA Funding Transfer	828.55	0.00	828.55

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20104		0080993116	ZBA Funding Transfer	761.92	0.00	761.92
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20105		0080993116	ZBA Funding Transfer	687.62	0.00	687.62
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20197		0080993116	ZBA Funding Transfer	822.25	0.00	822.25
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20198		0080993116	ZBA Funding Transfer	806.64	0.00	806.64
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20199		0080993116	ZBA Funding Transfer	708.14	0.00	708.14
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20272		0080993116	ZBA Funding Transfer	1,690.00	0.00	1,690.00
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20406		0080993116	ZBA Funding Transfer	2,175.05	0.00	2,175.05
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20459		0080993116	ZBA Funding Transfer	1,314.46	0.00	1,314.46
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20460		0080993116	ZBA Funding Transfer	720.87	0.00	720.87
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20461		0080993116	ZBA Funding Transfer	671.79	0.00	671.79
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20513		0080993116	ZBA Funding Transfer	920.90	0.00	920.90
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20514		0080993116	ZBA Funding Transfer	775.62	0.00	775.62
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20515		0080993116	ZBA Funding Transfer	732.60	0.00	732.60
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20516		0080993116	ZBA Funding Transfer	670.78	0.00	670.78
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20581		0080993116	ZBA Funding Transfer	761.93	0.00	761.93
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20605		0080993116	ZBA Funding Transfer	1,690.01	0.00	1,690.01
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20662		0080993116	ZBA Funding Transfer	2,089.32	0.00	2,089.32
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20738		0080993116	ZBA Funding Transfer	767.75	0.00	767.75
8/31/2009	13394	Alameda Produce Market, LLC	0080309826	JE 20739		0080993116	ZBA Funding Transfer	759.20	0.00	759.20
8/31/2009	13379	Santa Fe & Washington Market, LLC	0080309834	403	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13379	0.00	975.00	975.00
8/31/2009	13379	Santa Fe & Washington Market, LLC	0080309834	404	cafair	California FAIR Plan Association	Property insurance 303 S. Hewitt 09/13/09-09/13/10 Policy # COM 2286134-02	0.00	4,560.00	4,560.00
8/31/2009	13379	Santa Fe & Washington Market, LLC	0080309834	406	v0000006	Stanley Convergent Security Solutions	08/2009-10/2009 alarm -verified-	0.00	142.56	142.56
8/31/2009	13379	Santa Fe & Washington Market, LLC	0080309834	407	v0000203	Incorporating Services, LTD.	Renewal registered Agent Fee 09/09 - 09/10 -verified-	0.00	100.00	100.00
8/31/2009	13379	Santa Fe & Washington Market, LLC	0080309834	408	v0000006	Stanley Convergent Security Solutions	Service labor for battery -verified-	0.00	252.00	252.00
8/31/2009	13379	Santa Fe & Washington Market, LLC	0080309834	409	aicco	AICCO, Inc.	A/C 16-022-069550-3 Installment# 6 of 10	0.00	1,162.63	1,162.63
8/31/2009	13379	Santa Fe & Washington Market, LLC	0080309834	410	v0000665	AT&T	See line items- A/C #213-486-9802 115 9	0.00	243.71	243.71
8/31/2009	13379	Santa Fe & Washington Market, LLC	0080309834	411	prem2	Premium Financing Specialists of CA, Inc	Installment # 10 -verified-	0.00	3,338.46	3,338.46
8/31/2009	13379	Santa Fe & Washington Market, LLC	0080309834	412	v0000006	Stanley Convergent Security Solutions	09/01/09-02/28/10 monitoring at 2445 E. 12th street. 09/01/09-02/28/10 monitoring at 2535 E. 12th street.	0.00	616.80	616.80
8/31/2009	13379	Santa Fe & Washington Market, LLC	0080309834	JE 20740		0080993116	ZBA Funding Transfer	28,150.00	0.00	28,150.00
8/31/2009	13391	Meruelo Maddux-817-825 S. Hill St, LLC	0080310139	199	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13391	0.00	325.00	325.00

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13391	Meruelo Maddux-817-825 S. Hill St, LLC	0080310139	201	ncr	National Corporate Research, LTD	Annual Svc 7/31/2010	0.00	105.00	105.00
8/31/2009	13380	Merco Group-146 E. Front St, LLC	0080310162	217	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13380	0.00	325.00	325.00
8/31/2009	13380	Merco Group-146 E. Front St, LLC	0080310162	218	v0000036	Laufer	Expense reimbursment	0.00	14.00	14.00
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080310212	238	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13356	0.00	4,875.00	4,875.00
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080310212	239	ncr	National Corporate Research, LTD	Delaware annual ending 06/30/2010	0.00	105.00	105.00
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080310212	240	v0000391	First Insurance Funding Corp.	D&O ins Installment 7 of 9 -Verified-	0.00	92,999.45	92,999.45
8/31/2009	13395	788 South Alameda, LLC	0080313703	JE 20273		0080993116	ZBA Funding Transfer	789.21	0.00	789.21
8/31/2009	13395	788 South Alameda, LLC	0080313703	JE 20274		0080993116	ZBA Funding Transfer	61.52	0.00	61.52
8/31/2009	13395	788 South Alameda, LLC	0080313703	JE 20408		0080993116	ZBA Funding Transfer	152.54	0.00	152.54
8/31/2009	13395	788 South Alameda, LLC	0080313703	JE 20517		0080993116	ZBA Funding Transfer	743.11	0.00	743.11
8/31/2009	13395	788 South Alameda, LLC	0080313703	JE 20582		0080993116	ZBA Funding Transfer	61.52	0.00	61.52
8/31/2009	13395	788 South Alameda, LLC	0080313703	JE 20663		0080993116	ZBA Funding Transfer	158.96	0.00	158.96
8/31/2009	13439	Meruelo Maddux-555 Central Ave, LLC	0080313711	239	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13439	0.00	325.00	325.00
8/31/2009	13388	Meruelo Maddux Construction, Inc.	0080313729	123	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13388	0.00	325.00	325.00
8/31/2009	13367	Meruelo Maddux-5500 Flotilla St, LLC	0080352826	121	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13367	0.00	325.00	325.00
8/31/2009	13367	Meruelo Maddux-5500 Flotilla St, LLC	0080352826	122	ncr	National Corporate Research, LTD	Annual Svc 7/31/2010	0.00	105.00	105.00
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080358369	JE 20112		0080993116	ZBA Funding Transfer	1,716.42	0.00	1,716.42
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080358369	JE 20203		0080993116	ZBA Funding Transfer	971.34	0.00	971.34
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080358369	JE 20519		0080993116	ZBA Funding Transfer	4.95	0.00	4.95
8/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	0080358369	JE 20878		0080993116	Aug09 Bank Activity	35.93	0.00	35.93
8/31/2009	13394	Alameda Produce Market, LLC	0080360035	275	complete	Complete Thermal Services	Water treatment for HVAC units Repairs to condenser/HVAC units-Square	0.00	1,040.00	1,040.00
8/31/2009	13394	Alameda Produce Market, LLC	0080360035	278	honey2	c/o HSM Honeywell Security Monitoring	Address at 761 Terminal bldg #2	0.00	203.00	203.00
8/31/2009	13394	Alameda Produce Market, LLC	0080360035	279	kirman	Kirman Plumbing Co	Gral. repairs to pumps at 761 Terminal St. Gral. repairs at Alameda Square	0.00	1,262.72	1,262.72
8/31/2009	13394	Alameda Produce Market, LLC	0080360035	280	mike	Michael Martinez	Repairs to kitchen floor-APMI offices APMI offices painting jobs	0.00	736.00	736.00
8/31/2009	13394	Alameda Produce Market, LLC	0080360035	281	t0000531	Modernica, Inc.	Move out refund	0.00	10,000.00	10,000.00
8/31/2009	13394	Alameda Produce Market, LLC	0080360035	284	complete	Complete Thermal Services	Repairs to HVAC cooling units-Square	0.00	474.32	474.32
8/31/2009	13394	Alameda Produce Market, LLC	0080360035	285	v0000299	Orkin Pest Control	A/C # 9798455; Avitrol svc-Alameda Square	0.00	720.00	720.00
8/31/2009	13394	Alameda Produce Market, LLC	0080360035	286	v0000659	Magnum Properties, Inc.	Brokerage commission; American Apparel	0.00	137,500.00	137,500.00
8/31/2009	13394	Alameda Produce Market, LLC	0080360035	287	v0000652	National Service & Controls	Fire pump service call-Alameda Square	0.00	828.09	828.09
8/31/2009	13394	Alameda Produce Market, LLC	0080360035	288	kirman	Kirman Plumbing Co	Repairs to fire sprinklers in bldg #2	0.00	1,823.34	1,823.34

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13394	Alameda Produce Market, LLC	0080360035	289	v0000476	Commercial Waste Services, Inc.	A/C # 4781; 761 Terminal St.-monthly svc.	0.00	85.00	85.00
8/31/2009	13394	Alameda Produce Market, LLC	0080360035	290	complete	Complete Thermal Services	Gral. repairs to South Fresh cooler Gral. repairs/fixtures to South Fresh-Square	0.00	7,891.58	7,891.58
8/31/2009	13394	Alameda Produce Market, LLC	0080360035	291	douglas	Douglas Industrial Supply Co.	Combo chg; cylinder & lock at APMI square	0.00	136.34	136.34
8/31/2009	13394	Alameda Produce Market, LLC	0080360035	292	sbc140	AT&T	A/C # 213-623-4876 072 8	0.00	39.91	39.91
8/31/2009	13394	Alameda Produce Market, LLC	0080360035	293	att20	A T & T	A/C # 213-623-0004 170 3	0.00	176.34	176.34
8/31/2009	13394	Alameda Produce Market, LLC	0080360035	JE 20462		0080993116	ZBA Funding Transfer	21,490.39	0.00	21,490.39
8/31/2009	13394	Alameda Produce Market, LLC	0080360035	JE 20742		0080993116	ZBA Funding Transfer	2,000.00	0.00	2,000.00
8/31/2009	13369	Meruelo Maddux-Mission Blvd, LLC	0080362437	145	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13369	0.00	1,950.00	1,950.00
8/31/2009	13369	Meruelo Maddux-Mission Blvd, LLC	0080362437	147	v0000200	Oceanside Landscaping	07/2009 landscaping -Verfied-	0.00	4,600.00	4,600.00
8/31/2009	13369	Meruelo Maddux-Mission Blvd, LLC	0080362437	148	v0000019	Southern California Edison	07/02/09-08/02/09 -verified-	0.00	1,034.47	1,034.47
8/31/2009	13369	Meruelo Maddux-Mission Blvd, LLC	0080362437	149	citypomo	City of Pomona	06/01/09-08/04/09	0.00	2,293.52	2,293.52
8/31/2009	13369	Meruelo Maddux-Mission Blvd, LLC	0080362437	150	v0000138	City of Pomona	06/09/09-08/06/09	0.00	598.54	598.54
8/31/2009	13369	Meruelo Maddux-Mission Blvd, LLC	0080362437	151	v0000453	Lord Securities Corporation	06/2009-06/2010 Annual fee with regard to independent Mgr svc provided to MM Mission Blvd.	0.00	2,500.00	2,500.00
8/31/2009	13369	Meruelo Maddux-Mission Blvd, LLC	0080362437	152	v0000140	City of Pomona	06/09/09-08/06/09	0.00	313.39	313.39
8/31/2009	13369	Meruelo Maddux-Mission Blvd, LLC	0080362437	153	v0000158	City of Pomona	06/09/09-08/06/09 fire lane -verified-	0.00	598.54	598.54
8/3/2009	13366	Meruelo Wall St, LLC	0080301807	JE 20115		0080993116	ZBA Funding Transfer	1,824.50	0.00	1,824.50
8/3/2009	13366	Meruelo Wall St, LLC	0080301807	JE 20116		0080993116	ZBA Funding Transfer	693.50	0.00	693.50
8/3/2009	13366	Meruelo Wall St, LLC	0080301807	JE 20117		0080993116	ZBA Funding Transfer	511.00	0.00	511.00
8/5/2009	13366	Meruelo Wall St, LLC	0080301807	JE 20275		0080993116	ZBA Funding Transfer	67.34	0.00	67.34
8/19/2009	13366	Meruelo Wall St, LLC	0080301807	JE 20583		0080993116	ZBA Funding Transfer	67.34	0.00	67.34
8/27/2009	13366	Meruelo Wall St, LLC	0080301807	JE 20665		0080993116	ZBA Funding Transfer	819.27	0.00	819.27
8/31/2009	13366	Meruelo Wall St, LLC	0080364953	JE 20410		0080993116	ZBA Funding Transfer	819.25	0.00	819.25
8/31/2009	13366	Meruelo Wall St, LLC	0080364953	JE 20463		0080993116	ZBA Funding Transfer	1,824.51	0.00	1,824.51
8/31/2009	13366	Meruelo Wall St, LLC	0080364953	JE 20464		0080993116	ZBA Funding Transfer	693.50	0.00	693.50
8/31/2009	13366	Meruelo Wall St, LLC	0080364953	JE 20465		0080993116	ZBA Funding Transfer	511.00	0.00	511.00
8/31/2009	13366	Meruelo Wall St, LLC	0080364953	JE 20743		0080993116	ZBA Funding Transfer	1,824.50	0.00	1,824.50
8/31/2009	13366	Meruelo Wall St, LLC	0080364953	JE 20744		0080993116	ZBA Funding Transfer	693.50	0.00	693.50
8/31/2009	13366	Meruelo Wall St, LLC	0080364953	JE 20745		0080993116	ZBA Funding Transfer	511.00	0.00	511.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4159	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13394	0.00	4,875.00	4,875.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4161	golden	Golden Eagle Insurance	A/C # 200374500	0.00	6,174.66	6,174.66

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4162	prem1	Premium Financing Specialists	A/C # CAL-133107	0.00	28,511.09	28,511.09
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4163	att19	AT & T	A/C # 213-629-2454	0.00	65.83	65.83
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4164	coast	Coastline Equipment	Repairs to APMI trucks	0.00	4,605.10	4,605.10
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4165	complete	Complete Thermal Services	Repairs to refrigeration-7th st. Gral.	0.00	13,968.17	13,968.17
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4166	gutierre	Alfonso Gutierrez	APMI truck wash/maint.-7th St. Market	0.00	270.00	270.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4167	kirman	Kirman Plumbing Co	Gral. plumbing repairs-7th St. Install new valves to fire sprinklers-7th St. Gral. repairs to pipes-7th St. Market	0.00	11,489.09	11,489.09
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4169	melroy	Melroy Concrete Co.	Trench plate at 7th Street Market	0.00	830.00	830.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4171	v0000339	All Quality Fire Protection	Fire extinguishers-7th St. Market	0.00	177.00	177.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4172	v0000626	AT&T	A/C # 213-488-0716 567 3	0.00	55.85	55.85
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4173	complete	Complete Thermal Services	repairs/maint. to HVAC cooling unit-7th Gral. repairs to HVAC cooling units-7th St.	0.00	1,146.63	1,146.63
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4174	melroy	Melroy Concrete Co.	Phase I; core drill and concrete-7th St.	0.00	31,650.00	31,650.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4175	v0000203	Incorporating Services, LTD.	Annual fee renewal; LLC services	0.00	100.00	100.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4176	complete	Complete Thermal Services	Gral. repairs to HVAC units-7th St. Mkt.	0.00	235.00	235.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4177	dwp7776	LA Dept of Water & Power	Service frm 3/28 to 7/1/09	0.00	478.73	478.73
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4178	kirman	Kirman Plumbing Co	Gral. plumbing matters @ 7th Street Mkt. Gral. plumbing repairs-7th St. Market	0.00	1,631.17	1,631.17
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4179	mca	MCA Ornamental Iron Works	7th Street Market steel plates	0.00	4,200.00	4,200.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4180	pearce	J & G, Inc.	Repairs to APMI trash truck-7th St.	0.00	743.40	743.40
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4181	dwp4364	LA Dept of Water & Power	Service frm 3/28 to 7/1/09	0.00	76.49	76.49
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4182	gutierre	Alfonso Gutierrez	APMI truck wash	0.00	90.00	90.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4183	mca	MCA Ornamental Iron Works	7th Street Mkt. steel plates	0.00	830.00	830.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4184	mike	Michael Martinez	7th Street Mkt. health dept. inspection 7th Street Mkt. new construction	0.00	2,967.00	2,967.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4185	v0000498	Richard McDonald	Trash p/u at 7th Street Mkt.	0.00	4,851.80	4,851.80
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4186	v0000626	AT&T	A/C # 213-488-0716 567 3	0.00	65.92	65.92
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4187	att19	AT & T	A/C # 213-629-2454 196 3	0.00	144.75	144.75
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4189	lac001	Treasurer Tax Collector	A/C # 2640-125770 JUL; Dist. code # 10	0.00	354.00	354.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4190	v0000655	Quickies Signs	Metallic signs for 7th Street Mkt.	0.00	428.00	428.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4191	complete	Complete Thermal Services	Gral. repairs to HVAC-7th Street Mkt. Adjustmentr to HVAC cooling valves-7th St. Repairs to cooler-7th St. Mkt. Repairs to coil on HVAC unit-7th St. Mkt.	0.00	2,210.41	2,210.41
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4192	v0000476	Commercial Waste Services, Inc.	Trash p/u-7th St. Market Trash p/u-7th St. Market	0.00	4,000.00	4,000.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4193	complete	Complete Thermal Services	Repairs to HVAC/coils-7th St. Market Repairs to HVAC/coolers-7th St. Mkt. Gral. repairs to leaks to A/C line-APMI office Gral. repairs to coolers-7th St. Mkt. Repairs to HVAC/cooler-7th St. Mkt.	0.00	4,291.14	4,291.14
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4194	dwp4106	L.A. Dept of Water & Power	Service frm 7/1 to 7/31/09	0.00	212.39	212.39

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4195	dwp4364	LA Dept of Water & Power	Service frm 7/1 to 7/31/09	0.00	35.62	35.62
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4196	dwp7776	LA Dept of Water & Power	Service frm 7/1 to 7/31/09	0.00	80.37	80.37
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4197	dwp8369	LA Dept of Water & Power	Service frm 7/1 to 7/31/09	0.00	919.69	919.69
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4198	gutierre	Alfonso Gutierrez	APMI truck wash APMI truck wash	0.00	180.00	180.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4199	landegge	Landegger Baron Lavenant Ingber	Re: Hugo Rodriguez case	0.00	3,678.67	3,678.67
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4200	dwp3584	LA Dept of Water & Power	Service frm 3/28 to 7/31/09	0.00	19.00	19.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4201	kirman	Kirman Plumbing Co	New 19 gallon electric water heater-7th St. Re: new 1" copper condensate drain lines	0.00	3,966.82	3,966.82
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4202	v0000498	Richard McDonald	Trash p/u-7th Street Market	0.00	4,957.46	4,957.46
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4203	davis	Davis Blue Print Company Inc	Blueprints for 7th Street Mkt.	0.00	41.61	41.61
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4204	mike	Michael Martinez	Health dept. issues-7th Street Mkt. 7th Street Market trash area 7th Street Market remodeling 7th Street Market signs	0.00	6,774.00	6,774.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4205	complete	Complete Thermal Services	Repairs to HVAC/coolers-7th St. Mkt.	0.00	1,492.82	1,492.82
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4207	stat4	State Compensation Fund	Policy # 1904553-09	0.00	8,146.08	8,146.08
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4210	mike	Michael Martinez	Health dept. issues-7th Street Market Repairs to 7th Street restrooms 7th Street Market remodeling	0.00	1,530.00	1,530.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	4219	prem1	Premium Financing Specialists	A/C # CAL-133107	0.00	28,511.09	28,511.09
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	JE 20332		0080993116	ZBA Funding Transfer	12,621.71	0.00	12,621.71
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	JE 20419		0080993116	ZBA Funding Transfer	1,720.00	0.00	1,720.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	JE 20466		0080993116	ZBA Funding Transfer	239,982.26	0.00	239,982.26
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	JE 20520		0080993116	ZBA Funding Transfer	16,279.00	0.00	16,279.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	JE 20598		0080993116	ZBA Funding Transfer	3,371.33	0.00	3,371.33
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	JE 20679		0080993116	ZBA Funding Transfer	6,250.00	0.00	6,250.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	JE 20747		0080993116	ZBA Funding Transfer	41,534.91	0.00	41,534.91
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	RC 26399			Returned item a139-00	6,050.00	0.00	6,050.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	RC 26415			Returned item b115-02	5,000.00	0.00	5,000.00
8/31/2009	13394	Alameda Produce Market, LLC	0080917651	RC 26427			Returned item b202-01	4,550.00	0.00	4,550.00
8/31/2009	13395	788 South Alameda, LLC	0080992704	486	oodi	O'Donnell Overhead Door Inc.	Repairs to roll up doors at 788 Alameda	0.00	200.00	200.00
8/31/2009	13395	788 South Alameda, LLC	0080992704	493	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13395	0.00	650.00	650.00
8/31/2009	13395	788 South Alameda, LLC	0080992704	497	complete	Complete Thermal Services	Repairs to HVAC/refrigeration @ 788 Gral. refrigeration repairs @ 788 Alameda Repairs to refrigeration-788 Alameda Repairs to refrigeration-788 Alameda	0.00	1,457.63	1,457.63
8/31/2009	13395	788 South Alameda, LLC	0080992704	498	kirman	Kirman Plumbing Co	Gral. plumbing repairs-788 Alameda St.	0.00	158.29	158.29
8/31/2009	13395	788 South Alameda, LLC	0080992704	499	mike	Michael Martinez	Health dept gral. repairs @ 788 Alameda Health dept. issues-788 Alameda property	0.00	220.00	220.00
8/31/2009	13395	788 South Alameda, LLC	0080992704	500	v0000041	Fred M. Szkolnik, A Law Corporation	Re: Sheriff's instructions; Los 3 Reyes case	0.00	125.00	125.00

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13395	788 South Alameda, LLC	0080992704	501	v0000299	Orkin Pest Control	A/C # 9798058; June 2009 service	0.00	560.00	560.00
8/31/2009	13395	788 South Alameda, LLC	0080992704	502	dbelect	D. B. Electric Co	Gral. repairs to electrical panels-788 Alameda	0.00	375.00	375.00
8/31/2009	13395	788 South Alameda, LLC	0080992704	503	mike	Michael Martinez	Health dept. issues-788 S. Alameda	0.00	80.00	80.00
8/31/2009	13395	788 South Alameda, LLC	0080992704	504	stat6	State Compensation Insurance Fund	Policy # 1904618	0.00	713.48	713.48
8/31/2009	13395	788 South Alameda, LLC	0080992704	505	t0000475	Dalia's Produce	Move out refund	0.00	1,836.68	1,836.68
8/31/2009	13395	788 South Alameda, LLC	0080992704	506	lac001	Treasurer Tax Collector	A/C # 2640-122982 JUL; Dist code # 10	0.00	354.00	354.00
8/31/2009	13395	788 South Alameda, LLC	0080992704	508	douglas	Douglas Industrial Supply Co.	Cylinder combo; cutting, lock & new key	0.00	112.72	112.72
8/31/2009	13395	788 South Alameda, LLC	0080992704	509	dwp1927	L.A. Dept of Water & Power	Service frm 6/24 to 7/24/09	0.00	153.63	153.63
8/31/2009	13395	788 South Alameda, LLC	0080992704	510	dwp6709	LA Dept of Water & Power	Service frm 6/24 to 7/24/09	0.00	169.44	169.44
8/31/2009	13395	788 South Alameda, LLC	0080992704	511	v0000299	Orkin Pest Control	A/C # 9798058; pest control @ 788	0.00	140.00	140.00
8/31/2009	13395	788 South Alameda, LLC	0080992704	512	mike	Michael Martinez	Health department issues-788 Alameda	0.00	80.00	80.00
8/31/2009	13395	788 South Alameda, LLC	0080992704	513	stat6	State Compensation Insurance Fund	Payroll period 5/8 to 8/8/09	0.00	372.73	372.73
8/31/2009	13395	788 South Alameda, LLC	0080992704	514	mike	Michael Martinez	Health department issues-788 Alameda Repairs to units at 788 Alameda Street	0.00	891.00	891.00
8/31/2009	13395	788 South Alameda, LLC	0080992704	JE 20333		0080993116	ZBA Funding Transfer	4,400.00	0.00	4,400.00
8/31/2009	13395	788 South Alameda, LLC	0080992704	JE 20420		0080993116	ZBA Funding Transfer	3,800.00	0.00	3,800.00
8/31/2009	13395	788 South Alameda, LLC	0080992704	JE 20467		0080993116	ZBA Funding Transfer	61,447.07	0.00	61,447.07
8/31/2009	13395	788 South Alameda, LLC	0080992704	JE 20521		0080993116	ZBA Funding Transfer	3,595.00	0.00	3,595.00
8/31/2009	13395	788 South Alameda, LLC	0080992704	JE 20599		0080993116	ZBA Funding Transfer	14,000.00	0.00	14,000.00
8/31/2009	13395	788 South Alameda, LLC	0080992704	JE 20749		0080993116	ZBA Funding Transfer	11,152.50	0.00	11,152.50
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	238	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13390	0.00	1,950.00	1,950.00
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	240	dbs	Discovery Benefits, Inc.	FSA Deductions 07/2009 -verified-	0.00	1,630.96	1,630.96
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	241	franchis	Franchise Tax Board	Case#146781761, Order# 247006849616468039 07/2009 -Verified	0.00	225.00	225.00
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	242	v0000003	Dept of Child Services	07/2009 LCSA # 602.616.342 SC # DN57822 -verified-	0.00	276.48	276.48
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	243	v0000003	Dept of Child Services	07/2009 Case# BY0571825 LCSA# 021.805.608 -verified-	0.00	438.93	438.93
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	245	franchis	Franchise Tax Board	Case# 558174652 07/2009 Order# 235240452350529718	0.00	546.00	546.00
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	246	franchis	Franchise Tax Board	FTB# 1210699119 05/08/09-06/05/09 order# 667998673583827628	0.00	1,740.70	1,740.70
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20120		0080993116	ZBA Funding Transfer	2,923.52	0.00	2,923.52
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20121		0080993116	ZBA Funding Transfer	1,678.57	0.00	1,678.57
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20122		0080993116	ZBA Funding Transfer	927.21	0.00	927.21
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20123		0080993116	ZBA Funding Transfer	810.40	0.00	810.40

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20124		0080993116	ZBA Funding Transfer	647.13	0.00	647.13
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20125		0080993116	ZBA Funding Transfer	645.48	0.00	645.48
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20126		0080993116	ZBA Funding Transfer	7,153.19	0.00	7,153.19
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20127		0080993116	ZBA Funding Transfer	5,040.65	0.00	5,040.65
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20128		0080993116	ZBA Funding Transfer	2,603.64	0.00	2,603.64
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20129		0080993116	ZBA Funding Transfer	2,548.17	0.00	2,548.17
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20130		0080993116	ZBA Funding Transfer	2,196.38	0.00	2,196.38
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20131		0080993116	ZBA Funding Transfer	2,031.04	0.00	2,031.04
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20132		0080993116	ZBA Funding Transfer	1,950.39	0.00	1,950.39
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20133		0080993116	ZBA Funding Transfer	1,933.17	0.00	1,933.17
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20134		0080993116	ZBA Funding Transfer	1,761.92	0.00	1,761.92
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20135		0080993116	ZBA Funding Transfer	1,729.53	0.00	1,729.53
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20136		0080993116	ZBA Funding Transfer	1,692.57	0.00	1,692.57
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20137		0080993116	ZBA Funding Transfer	1,645.30	0.00	1,645.30
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20138		0080993116	ZBA Funding Transfer	1,580.21	0.00	1,580.21
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20139		0080993116	ZBA Funding Transfer	1,485.94	0.00	1,485.94
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20140		0080993116	ZBA Funding Transfer	1,378.22	0.00	1,378.22
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20141		0080993116	ZBA Funding Transfer	1,351.57	0.00	1,351.57
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20142		0080993116	ZBA Funding Transfer	1,350.11	0.00	1,350.11
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20143		0080993116	ZBA Funding Transfer	1,320.73	0.00	1,320.73
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20144		0080993116	ZBA Funding Transfer	1,253.52	0.00	1,253.52
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20145		0080993116	ZBA Funding Transfer	1,133.55	0.00	1,133.55
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20146		0080993116	ZBA Funding Transfer	1,052.68	0.00	1,052.68
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20147		0080993116	ZBA Funding Transfer	1,000.87	0.00	1,000.87
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20148		0080993116	ZBA Funding Transfer	937.26	0.00	937.26
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20149		0080993116	ZBA Funding Transfer	896.88	0.00	896.88
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20150		0080993116	ZBA Funding Transfer	874.54	0.00	874.54
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20151		0080993116	ZBA Funding Transfer	868.01	0.00	868.01
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20152		0080993116	ZBA Funding Transfer	853.18	0.00	853.18
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20153		0080993116	ZBA Funding Transfer	843.14	0.00	843.14

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20154		0080993116	ZBA Funding Transfer	836.15	0.00	836.15
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20155		0080993116	ZBA Funding Transfer	784.94	0.00	784.94
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20156		0080993116	ZBA Funding Transfer	783.55	0.00	783.55
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20157		0080993116	ZBA Funding Transfer	734.59	0.00	734.59
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20158		0080993116	ZBA Funding Transfer	731.88	0.00	731.88
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20159		0080993116	ZBA Funding Transfer	721.08	0.00	721.08
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20160		0080993116	ZBA Funding Transfer	682.55	0.00	682.55
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20161		0080993116	ZBA Funding Transfer	670.34	0.00	670.34
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20162		0080993116	ZBA Funding Transfer	667.09	0.00	667.09
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20163		0080993116	ZBA Funding Transfer	667.09	0.00	667.09
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20164		0080993116	ZBA Funding Transfer	655.63	0.00	655.63
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20165		0080993116	ZBA Funding Transfer	618.85	0.00	618.85
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20166		0080993116	ZBA Funding Transfer	492.83	0.00	492.83
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20207		0080993116	ZBA Funding Transfer	3,125.50	0.00	3,125.50
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20208		0080993116	ZBA Funding Transfer	2,026.52	0.00	2,026.52
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20209		0080993116	ZBA Funding Transfer	1,975.90	0.00	1,975.90
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20210		0080993116	ZBA Funding Transfer	1,779.28	0.00	1,779.28
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20211		0080993116	ZBA Funding Transfer	1,144.19	0.00	1,144.19
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20212		0080993116	ZBA Funding Transfer	1,052.96	0.00	1,052.96
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20213		0080993116	ZBA Funding Transfer	929.77	0.00	929.77
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20214		0080993116	ZBA Funding Transfer	784.87	0.00	784.87
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20215		0080993116	ZBA Funding Transfer	766.50	0.00	766.50
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20216		0080993116	ZBA Funding Transfer	738.04	0.00	738.04
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20217		0080993116	ZBA Funding Transfer	545.64	0.00	545.64
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20278		0080993116	ZBA Funding Transfer	4,048.41	0.00	4,048.41
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20279		0080993116	ZBA Funding Transfer	3,482.95	0.00	3,482.95
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20280		0080993116	ZBA Funding Transfer	912.63	0.00	912.63
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20281		0080993116	ZBA Funding Transfer	908.74	0.00	908.74
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20282		0080993116	ZBA Funding Transfer	900.54	0.00	900.54
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20283		0080993116	ZBA Funding Transfer	813.02	0.00	813.02

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20284		0080993116	ZBA Funding Transfer	738.42	0.00	738.42
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20285		0080993116	ZBA Funding Transfer	645.48	0.00	645.48
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20286		0080993116	ZBA Funding Transfer	511.00	0.00	511.00
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20287		0080993116	ZBA Funding Transfer	187.41	0.00	187.41
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20288		0080993116	ZBA Funding Transfer	70.28	0.00	70.28
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20311		0080993116	ZBA Funding Transfer	1,680.24	0.00	1,680.24
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20312		0080993116	ZBA Funding Transfer	73.00	0.00	73.00
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20346		0080993116	ZBA Funding Transfer	363.00	0.00	363.00
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20396		0080993116	ZBA Funding Transfer	1,485.93	0.00	1,485.93
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20397		0080993116	ZBA Funding Transfer	20.00	0.00	20.00
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20414		0080993116	ZBA Funding Transfer	44,611.35	0.00	44,611.35
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20421		0080993116	ZBA Funding Transfer	1,044.96	0.00	1,044.96
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20422		0080993116	ZBA Funding Transfer	1,006.28	0.00	1,006.28
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20423		0080993116	ZBA Funding Transfer	1,005.71	0.00	1,005.71
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20424		0080993116	ZBA Funding Transfer	938.51	0.00	938.51
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20425		0080993116	ZBA Funding Transfer	910.91	0.00	910.91
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20426		0080993116	ZBA Funding Transfer	906.14	0.00	906.14
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20427		0080993116	ZBA Funding Transfer	885.91	0.00	885.91
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20428		0080993116	ZBA Funding Transfer	789.28	0.00	789.28
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20429		0080993116	ZBA Funding Transfer	777.68	0.00	777.68
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20430		0080993116	ZBA Funding Transfer	730.00	0.00	730.00
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20431		0080993116	ZBA Funding Transfer	534.83	0.00	534.83
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20468		0080993116	ZBA Funding Transfer	2,923.51	0.00	2,923.51
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20469		0080993116	ZBA Funding Transfer	1,812.02	0.00	1,812.02
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20470		0080993116	ZBA Funding Transfer	927.21	0.00	927.21
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20471		0080993116	ZBA Funding Transfer	810.39	0.00	810.39
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20472		0080993116	ZBA Funding Transfer	645.48	0.00	645.48
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20473		0080993116	ZBA Funding Transfer	631.99	0.00	631.99
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20474		0080993116	ZBA Funding Transfer	7,153.20	0.00	7,153.20
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20475		0080993116	ZBA Funding Transfer	5,307.25	0.00	5,307.25

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20476		0080993116	ZBA Funding Transfer	3,125.50	0.00	3,125.50
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20477		0080993116	ZBA Funding Transfer	2,026.52	0.00	2,026.52
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20478		0080993116	ZBA Funding Transfer	1,975.90	0.00	1,975.90
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20479		0080993116	ZBA Funding Transfer	1,933.19	0.00	1,933.19
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20480		0080993116	ZBA Funding Transfer	1,892.30	0.00	1,892.30
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20481		0080993116	ZBA Funding Transfer	1,729.53	0.00	1,729.53
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20482		0080993116	ZBA Funding Transfer	1,692.57	0.00	1,692.57
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20483		0080993116	ZBA Funding Transfer	1,687.15	0.00	1,687.15
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20484		0080993116	ZBA Funding Transfer	1,351.57	0.00	1,351.57
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20485		0080993116	ZBA Funding Transfer	1,350.09	0.00	1,350.09
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20486		0080993116	ZBA Funding Transfer	1,320.74	0.00	1,320.74
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20487		0080993116	ZBA Funding Transfer	1,253.53	0.00	1,253.53
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20488		0080993116	ZBA Funding Transfer	1,149.29	0.00	1,149.29
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20489		0080993116	ZBA Funding Transfer	1,144.19	0.00	1,144.19
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20490		0080993116	ZBA Funding Transfer	953.46	0.00	953.46
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20491		0080993116	ZBA Funding Transfer	843.14	0.00	843.14
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20492		0080993116	ZBA Funding Transfer	807.48	0.00	807.48
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20493		0080993116	ZBA Funding Transfer	734.58	0.00	734.58
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20494		0080993116	ZBA Funding Transfer	695.21	0.00	695.21
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20495		0080993116	ZBA Funding Transfer	682.55	0.00	682.55
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20496		0080993116	ZBA Funding Transfer	645.48	0.00	645.48
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20497		0080993116	ZBA Funding Transfer	146.00	0.00	146.00
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20522		0080993116	ZBA Funding Transfer	2,548.16	0.00	2,548.16
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20523		0080993116	ZBA Funding Transfer	2,196.38	0.00	2,196.38
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20524		0080993116	ZBA Funding Transfer	2,031.04	0.00	2,031.04
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20525		0080993116	ZBA Funding Transfer	1,779.27	0.00	1,779.27
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20526		0080993116	ZBA Funding Transfer	1,645.30	0.00	1,645.30
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20527		0080993116	ZBA Funding Transfer	1,580.21	0.00	1,580.21
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20528		0080993116	ZBA Funding Transfer	1,321.67	0.00	1,321.67
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20529		0080993116	ZBA Funding Transfer	1,160.83	0.00	1,160.83

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20530		0080993116	ZBA Funding Transfer	1,052.68	0.00	1,052.68
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20531		0080993116	ZBA Funding Transfer	964.01	0.00	964.01
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20532		0080993116	ZBA Funding Transfer	956.53	0.00	956.53
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20533		0080993116	ZBA Funding Transfer	908.74	0.00	908.74
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20534		0080993116	ZBA Funding Transfer	901.54	0.00	901.54
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20535		0080993116	ZBA Funding Transfer	889.86	0.00	889.86
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20536		0080993116	ZBA Funding Transfer	843.14	0.00	843.14
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20537		0080993116	ZBA Funding Transfer	829.26	0.00	829.26
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20538		0080993116	ZBA Funding Transfer	818.28	0.00	818.28
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20539		0080993116	ZBA Funding Transfer	766.50	0.00	766.50
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20540		0080993116	ZBA Funding Transfer	759.62	0.00	759.62
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20541		0080993116	ZBA Funding Transfer	743.94	0.00	743.94
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20542		0080993116	ZBA Funding Transfer	738.41	0.00	738.41
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20543		0080993116	ZBA Funding Transfer	647.65	0.00	647.65
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20544		0080993116	ZBA Funding Transfer	645.48	0.00	645.48
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20545		0080993116	ZBA Funding Transfer	645.48	0.00	645.48
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20546		0080993116	ZBA Funding Transfer	584.50	0.00	584.50
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20572		0080993116	ZBA Funding Transfer	1,680.25	0.00	1,680.25
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20573		0080993116	ZBA Funding Transfer	986.96	0.00	986.96
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20574		0080993116	ZBA Funding Transfer	929.77	0.00	929.77
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20575		0080993116	ZBA Funding Transfer	670.34	0.00	670.34
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20586		0080993116	ZBA Funding Transfer	2,603.64	0.00	2,603.64
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20587		0080993116	ZBA Funding Transfer	949.00	0.00	949.00
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20588		0080993116	ZBA Funding Transfer	187.41	0.00	187.41
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20627		0080993116	ZBA Funding Transfer	830.25	0.00	830.25
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20648		0080993116	ZBA Funding Transfer	1,392.17	0.00	1,392.17
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20667		0080993116	ZBA Funding Transfer	42,745.23	0.00	42,745.23
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20681		0080993116	ZBA Funding Transfer	1,044.96	0.00	1,044.96
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20682		0080993116	ZBA Funding Transfer	1,006.27	0.00	1,006.27
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20683		0080993116	ZBA Funding Transfer	1,005.71	0.00	1,005.71

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20684		0080993116	ZBA Funding Transfer	962.07	0.00	962.07
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20685		0080993116	ZBA Funding Transfer	927.21	0.00	927.21
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20686		0080993116	ZBA Funding Transfer	918.02	0.00	918.02
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20687		0080993116	ZBA Funding Transfer	910.91	0.00	910.91
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20688		0080993116	ZBA Funding Transfer	885.91	0.00	885.91
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20689		0080993116	ZBA Funding Transfer	806.48	0.00	806.48
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20690		0080993116	ZBA Funding Transfer	556.43	0.00	556.43
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20750		0080993116	ZBA Funding Transfer	2,923.52	0.00	2,923.52
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20751		0080993116	ZBA Funding Transfer	1,600.36	0.00	1,600.36
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20752		0080993116	ZBA Funding Transfer	731.88	0.00	731.88
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20753		0080993116	ZBA Funding Transfer	730.00	0.00	730.00
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20754		0080993116	ZBA Funding Transfer	645.48	0.00	645.48
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20755		0080993116	ZBA Funding Transfer	631.98	0.00	631.98
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20756		0080993116	ZBA Funding Transfer	631.96	0.00	631.96
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20757		0080993116	ZBA Funding Transfer	5,307.24	0.00	5,307.24
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20758		0080993116	ZBA Funding Transfer	2,026.53	0.00	2,026.53
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20759		0080993116	ZBA Funding Transfer	1,975.90	0.00	1,975.90
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20760		0080993116	ZBA Funding Transfer	1,933.18	0.00	1,933.18
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20761		0080993116	ZBA Funding Transfer	1,892.31	0.00	1,892.31
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20762		0080993116	ZBA Funding Transfer	1,729.53	0.00	1,729.53
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20763		0080993116	ZBA Funding Transfer	1,485.93	0.00	1,485.93
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20764		0080993116	ZBA Funding Transfer	1,351.58	0.00	1,351.58
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20765		0080993116	ZBA Funding Transfer	1,350.10	0.00	1,350.10
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20766		0080993116	ZBA Funding Transfer	1,320.74	0.00	1,320.74
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20767		0080993116	ZBA Funding Transfer	1,253.52	0.00	1,253.52
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20768		0080993116	ZBA Funding Transfer	1,144.19	0.00	1,144.19
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20769		0080993116	ZBA Funding Transfer	1,116.43	0.00	1,116.43
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20770		0080993116	ZBA Funding Transfer	1,011.32	0.00	1,011.32
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20771		0080993116	ZBA Funding Transfer	882.37	0.00	882.37
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20772		0080993116	ZBA Funding Transfer	863.22	0.00	863.22

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20773		0080993116	ZBA Funding Transfer	832.34	0.00	832.34
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20774		0080993116	ZBA Funding Transfer	820.98	0.00	820.98
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20775		0080993116	ZBA Funding Transfer	781.61	0.00	781.61
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20776		0080993116	ZBA Funding Transfer	701.08	0.00	701.08
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20777		0080993116	ZBA Funding Transfer	682.56	0.00	682.56
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20778		0080993116	ZBA Funding Transfer	645.48	0.00	645.48
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20779		0080993116	ZBA Funding Transfer	581.58	0.00	581.58
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20949			ADP ck# 12237	918.01	0.00	918.01
8/31/2009	13390	Meruelo Maddux Management, LLC	0080992878	JE 20950			ADP ck# 12107	7,065.29	0.00	7,065.29
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	251176558	fedex	FedEx	Summary 05/29/09 -verified- Summary 07/24/09 -verified- Summary 08/14/09 Summary 08/14/09 Summary 07/31/09 Summary 08/07/09	0.00	742.55	742.55
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3021	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13387	0.00	4,875.00	4,875.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3025	hartfor2	The Hartford	Policy# 72UUNIV2714 -Installment #3 fire insurance -Verified-	0.00	3,235.32	3,235.32
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3027	v0000564	dba TelePacific Communications	07/16/09-08/15/09 -verified-	0.00	714.64	714.64
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3029	v0000036	Laufer	USPS Overnight for CH11 utilities deposit -verified-	0.00	70.00	70.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3038	nus	Neustar Utra Services	Active domain -verified-	0.00	70.01	70.01
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3039	v0000653	American Reprographics Co., LLC	CPU heatsink and fan -verified-	0.00	37.31	37.31
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3040	tfs	Toshiba Financial Services	08/2009 -verified-	0.00	643.30	643.30
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3041	lacad	U.S. CAD Inc.	AutoCAD and AutoDesk commercial annual renewal contract# 343-42566424 exp 9/27/09	0.00	7,620.19	7,620.19
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3042	v0000588	dba: BMW Financial Services NA, LLC	Final payment for 2006 BMW 750LI auto lease	0.00	2,401.95	2,401.95
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3043	v0000660	FTI Consulting, Inc.	Post petitioon retainer per court order.	0.00	250,000.00	250,000.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3044	bankdire	BankDirect Capital Finance	LN# 145461	0.00	9,407.70	9,407.70
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3045	bankdire	BankDirect Capital Finance	LN# 144308	0.00	13,773.97	13,773.97
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3046	bankdire	BankDirect Capital Finance	LN# 143171	0.00	10,472.42	10,472.42
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3047	jmaddux	John Maddux	Parking on 04/02/09 Parking 03/28/09-06/01/09 -verified-	0.00	155.00	155.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3048	lactx012	Los Angeles County Tax Collector	07/01/2009-06/30/2010 -verified-	0.00	12,432.76	12,432.76
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3049	v0000605	Towerstream Corporation	Security wireless broadband 08/2009 -2640 -verified- Security wireless broadband 08/2009 -675 -verified- Security office wireless broadband 08/2009 -verified- 08/2009, Union Loft -verified- 08/2009 Security wireless broadband -2529 Santa Fe -verified-	0.00	3,948.00	3,948.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3050	v0000653	American Reprographics Co., LLC	Maintenance for printer in architecture (Ron and Eddy) 07/09/09-07/09/10 -verified-	0.00	992.95	992.95
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3051	ast	American Stock Transfer & Trust Company	08/2009 -verified-	0.00	1,000.00	1,000.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3053	jmaddux	John Maddux	03/28/09-07/14/09 -verified-	0.00	1,343.55	1,343.55
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3054	oce2	Oce North America Inc	07/2009 -verified-	0.00	119.77	119.77

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3055	office	Office Depot	Office supplies -verified-	0.00	258.49	258.49
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3056	totaloff	Total Office Solutions, Inc	Basic service Sharp AR-287 copier 08/03/09-08/02/10 -verified-	0.00	295.00	295.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3057	v0000595	Danning, Gill, Diamond & Kollitz, LLP	06/01/09-06/30/09 retainer per BK court order	0.00	183,655.36	183,655.36
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3058	v0000661	SulmeyerKupetz A Professional Corp	Retainer thru 06/30/09 per BK court order	0.00	100,880.43	100,880.43
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3059	adrian	Adrian A. Gonzalez - Exp Reimb	Jennifer Serna's farewell party	0.00	258.43	258.43
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3060	mcdona-x	Rebecca McDonald	Jennifer Serna farewell gift card	0.00	55.36	55.36
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3061	atticus	Atticus	06/23/09-06/30/09 Network support services 07/31/09 Network support services	0.00	2,125.00	2,125.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3063	kaiser	Kaiser Foundation Health Plan Inc	Health plan for Veronica Gonzales and Richard MCDonald -09/2009 -verified-	0.00	1,187.00	1,187.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3064	staples	Staples Business Advantage	Office supplies -verified-	0.00	772.79	772.79
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3065	v0000244	Bonds Consulting, Inc.	06/29/09-08/03/09 -verified-	0.00	7,774.50	7,774.50
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3066	v0000297	JULIUS PALACIO	Cake for Jennifer Serna farewell party	0.00	55.00	55.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3067	douglas	Douglas Industrial Supply Co.	keys for security office -Jesus Chavez	0.00	21.73	21.73
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3068	jchav-x	Jesus Chavez	07/18/09-07/24/09 expense reimbursement	0.00	109.14	109.14
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3069	v0000090	Internet Business Services, Inc.	08/2009 security office internet connection -Verified	0.00	504.79	504.79
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3070	v0000232	Aviles Security Patrol Company	06/27/09-07/02/09 Fire watch -verified-	0.00	1,971.75	1,971.75
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3071	v0000335	Sprint	06/28/09-07/27/09 -verified-	0.00	1,619.25	1,619.25
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3072	v0000585	DataQuick Information Systems, Inc.	A/C # 10007021 07/2009 -verified	0.00	75.00	75.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3073	dtv	DirecTV	08/07/09-09/06/09	0.00	139.98	139.98
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3074	mjb	Michael Bustamante	07/2009 consulting fees	0.00	2,500.00	2,500.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3075	v0000232	Aviles Security Patrol Company	07/01/09-07/31/09 -verified-	0.00	8,184.00	8,184.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3076	oce	Oce Financial Services, Inc.	07/2009 -verified- 08/2009 - 45 of 48 -verified- 09/2009 lease	0.00	2,304.54	2,304.54
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3077	office	Office Depot	Office supplies	0.00	185.25	185.25
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3078	blue	Blue Cross of America	08/01/09-09/01/09	0.00	25,667.67	25,667.67
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3079	staples	Staples Business Advantage	Office supplies	0.00	193.54	193.54
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3080	v0000179	AT&T Mobility	07/17/09-08/16/09 -verified-	0.00	120.64	120.64
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3081	ncr	National Corporate Research, LTD	Delaware ending 08/31/2010	0.00	105.00	105.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3082	nus	Neustar Utra Services	Active domain -verified-	0.00	129.36	129.36
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3083	v0000370	The Pitney Bowes Bank, Inc.	Postage meter refill 07/17/09	0.00	105.99	105.99
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3084	v0000667	Thomson Reuters (Tax & Accounting), Inc.	FASB accounting standards codification and related.	0.00	695.00	695.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3085	bankdire	BankDirect Capital Finance	LN# 1431714	0.00	10,472.42	10,472.42

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3086	bankdire	BankDirect Capital Finance	LN# 142728	0.00	2,418.10	2,418.10
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3087	bankdire	BankDirect Capital Finance	LN# 144308	0.00	13,773.97	13,773.97
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3088	bankdire	BankDirect Capital Finance	LN# 145461	0.00	9,407.70	9,407.70
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3089	hartfor2	The Hartford	Policy# 72UUNIV2714 -Installment #4 fire insurance -Verified-	0.00	3,244.52	3,244.52
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3091	v0000564	dba TelePacific Communications	08/16/09-09/15/09 -verified-	0.00	749.98	749.98
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3092	rmeruelo	Richard Meruelo	07/07/09-08/04/09 reimbursement	0.00	1,245.17	1,245.17
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3093	verizon	Verizon Wireless	06/19/09-07/18/09 -02, 03,; 04/19/09-05/18/09 -01	0.00	4,256.99	4,256.99
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	3095	property	Property Solutions, LLC	07/2009 Debt Fund Service	0.00	15,000.00	15,000.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20066		0080300981	ZBA Funding Transfer	1,480.14	0.00	1,480.14
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20067		0080301492	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20068		0080301500	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20069		0080301518	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20070		0080301542	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20071		0080301559	ZBA Funding Transfer	9,502.20	0.00	9,502.20
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20072		0080301567	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20073		0080301583	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20074		0080301658	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20075		0080301690	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20076		0080301724	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20077		0080301807	ZBA Funding Transfer	745.61	0.00	745.61
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20078		0080301815	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20079		0080301823	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20080		0080301930	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20081		0080301948	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20082		0080301963	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20083		0080301989	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20084		0080301997	ZBA Funding Transfer	650.00	0.00	650.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20085		0080302029	ZBA Funding Transfer	891.68	0.00	891.68
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20086		0080302193	ZBA Funding Transfer	714.75	0.00	714.75
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20087		0080302235	ZBA Funding Transfer	497.00	0.00	497.00

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20088		0080302276	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20089		0080302383	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20090		0080302433	ZBA Funding Transfer	382.22	0.00	382.22
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20091		0080302458	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20092		0080302474	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20093		0080306442	ZBA Funding Transfer	355.04	0.00	355.04
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20094		0080306459	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20095		0080306665	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20096		0080306855	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20098		0080306871	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20099		0080307044	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20100		0080307051	ZBA Funding Transfer	380.90	0.00	380.90
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20106		0080309834	ZBA Funding Transfer	975.00	0.00	975.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20107		0080310139	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20108		0080310212	ZBA Funding Transfer	4,875.00	0.00	4,875.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20109		0080313711	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20110		0080313729	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20111		0080352826	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20113		0080360035	ZBA Funding Transfer	11,040.00	0.00	11,040.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20114		0080362437	ZBA Funding Transfer	1,950.00	0.00	1,950.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20118		0080917651	ZBA Funding Transfer	45,294.53	0.00	45,294.53
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20119		0080992704	ZBA Funding Transfer	650.00	0.00	650.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20170		0080994023	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20171		0080994031	ZBA Funding Transfer	382.07	0.00	382.07
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20172		0080994072	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20173		0080994098	ZBA Funding Transfer	325.00	0.00	325.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20174		0080994650	ZBA Funding Transfer	650.00	0.00	650.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20175		0080994676	ZBA Funding Transfer	782.75	0.00	782.75
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20187		0080301500	ZBA Funding Transfer	210.00	0.00	210.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20188		0080301559	ZBA Funding Transfer	455.00	0.00	455.00

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
0080993116	JE 20189		0080301948	ZBA Funding Transfer	567.00	0.00	567.00
0080993116	JE 20190		0080302029	ZBA Funding Transfer	1,195.82	0.00	1,195.82
0080993116	JE 20191		0080302235	ZBA Funding Transfer	200.00	0.00	200.00
0080993116	JE 20192		0080302474	ZBA Funding Transfer	13.00	0.00	13.00
0080993116	JE 20193		0080306459	ZBA Funding Transfer	105.00	0.00	105.00
0080993116	JE 20194		0080306665	ZBA Funding Transfer	105.00	0.00	105.00
0080993116	JE 20195		0080306855	ZBA Funding Transfer	105.00	0.00	105.00
0080993116	JE 20196		0080306871	ZBA Funding Transfer	105.00	0.00	105.00
0080993116	JE 20200		0080309834	ZBA Funding Transfer	142.56	0.00	142.56
0080993116	JE 20201		0080310162	ZBA Funding Transfer	339.00	0.00	339.00
0080993116	JE 20202		0080358369	ZBA Funding Transfer	971.34	0.00	971.34
0080993116	JE 20204		0080360035	ZBA Funding Transfer	736.00	0.00	736.00
0080993116	JE 20205		0080917651	ZBA Funding Transfer	14,446.90	0.00	14,446.90
0080993116	JE 20206		0080992704	ZBA Funding Transfer	1,677.63	0.00	1,677.63
0080993116	JE 20220		0080994643	ZBA Funding Transfer	325.00	0.00	325.00
0080993116	JE 20221		0080994650	ZBA Funding Transfer	1,019.17	0.00	1,019.17
0080993116	JE 20222		0080994676	ZBA Funding Transfer	105.00	0.00	105.00
0080993116	JE 20268		0080300981	ZBA Funding Transfer	26.61	0.00	26.61
0080993116	JE 20269		0080301948	ZBA Funding Transfer	15.00	0.00	15.00
0080993116	JE 20270		0080302029	ZBA Funding Transfer	1,260.00	0.00	1,260.00
0080993116	JE 20271		0080302433	ZBA Funding Transfer	250.00	0.00	250.00
0080993116	JE 20276		0080917651	ZBA Funding Transfer	100.00	0.00	100.00
0080993116	JE 20277		0080992704	ZBA Funding Transfer	283.29	0.00	283.29
0080993116	JE 20291		0080994676	ZBA Funding Transfer	300.00	0.00	300.00
0080993116	JE 20304		0080301963	ZBA Funding Transfer	160.00	0.00	160.00
0080993116	JE 20305		0080302029	ZBA Funding Transfer	368.91	0.00	368.91
0080993116	JE 20306		0080302235	ZBA Funding Transfer	496.95	0.00	496.95
0080993116	JE 20307		0080307051	ZBA Funding Transfer	87.00	0.00	87.00
0080993116	JE 20308		0080360035	ZBA Funding Transfer	2,185.72	0.00	2,185.72
0080993116	JE 20309		0080917651	ZBA Funding Transfer	18,926.09	0.00	18,926.09

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20310		0080992704	ZBA Funding Transfer	640.00	0.00	640.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20313		0080994031	ZBA Funding Transfer	1,141.30	0.00	1,141.30
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20314		0080994650	ZBA Funding Transfer	180.00	0.00	180.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20325		0080301559	ZBA Funding Transfer	50.00	0.00	50.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20328		0080302029	ZBA Funding Transfer	30,850.70	0.00	30,850.70
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20330		0080309834	ZBA Funding Transfer	4,560.00	0.00	4,560.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20331		0080360035	ZBA Funding Transfer	137,500.00	0.00	137,500.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20339		0080301518	ZBA Funding Transfer	1,736.27	0.00	1,736.27
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20340		0080301807	ZBA Funding Transfer	1,003.13	0.00	1,003.13
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20341		0080302029	ZBA Funding Transfer	474.00	0.00	474.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20342		0080302235	ZBA Funding Transfer	760.50	0.00	760.50
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20343		0080362437	ZBA Funding Transfer	4,600.00	0.00	4,600.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20344		0080917651	ZBA Funding Transfer	31,650.00	0.00	31,650.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20345		0080992704	ZBA Funding Transfer	1,088.48	0.00	1,088.48
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20347		0080994098	ZBA Funding Transfer	674.25	0.00	674.25
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20348		0080994650	ZBA Funding Transfer	7,000.00	0.00	7,000.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20374		0080300981	ZBA Funding Transfer	8,011.75	0.00	8,011.75
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20375		0080302029	ZBA Funding Transfer	6,667.29	0.00	6,667.29
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20376		0080309834	ZBA Funding Transfer	100.00	0.00	100.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20377		0080360035	ZBA Funding Transfer	828.09	0.00	828.09
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20378		0080917651	ZBA Funding Transfer	4,085.96	0.00	4,085.96
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20379		0080992704	ZBA Funding Transfer	200.00	0.00	200.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20380		0080994031	ZBA Funding Transfer	100.00	0.00	100.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20381		0080994650	ZBA Funding Transfer	998.00	0.00	998.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20382		0080994676	ZBA Funding Transfer	744.50	0.00	744.50
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20383		0080301500	ZBA Funding Transfer	2,441.18	0.00	2,441.18
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20384		0080301807	ZBA Funding Transfer	137.17	0.00	137.17
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20385		0080302029	ZBA Funding Transfer	1,299.05	0.00	1,299.05
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20386		0080302433	ZBA Funding Transfer	218.40	0.00	218.40
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20387		0080302458	ZBA Funding Transfer	105.00	0.00	105.00

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20388		0080302474	ZBA Funding Transfer	105.00	0.00	105.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20389		0080307044	ZBA Funding Transfer	105.00	0.00	105.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20390		0080309834	ZBA Funding Transfer	252.00	0.00	252.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20391		0080310139	ZBA Funding Transfer	105.00	0.00	105.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20392		0080310212	ZBA Funding Transfer	105.00	0.00	105.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20393		0080352826	ZBA Funding Transfer	105.00	0.00	105.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20394		0080360035	ZBA Funding Transfer	2,382.66	0.00	2,382.66
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20395		0080917651	ZBA Funding Transfer	6,519.32	0.00	6,519.32
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20398			ZBA Funding Transfer	5,713.65	0.00	5,713.65
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20400		0080994650	ZBA Funding Transfer	105.00	0.00	105.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20404		0080302235	ZBA Funding Transfer	354.00	0.00	354.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20405		0080309826	ZBA Funding Transfer	10,434.01	0.00	10,434.01
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20407		0080313703	ZBA Funding Transfer	957.17	0.00	957.17
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20409		0080364953	ZBA Funding Transfer	3,915.60	0.00	3,915.60
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20411		0080917651	ZBA Funding Transfer	354.00	0.00	354.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20412		0080992704	ZBA Funding Transfer	354.00	0.00	354.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20413		0080992878	ZBA Funding Transfer	154,902.66	0.00	154,902.66
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20415		0080993181	ZBA Funding Transfer	85,801.82	0.00	85,801.82
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20417		0080302029	ZBA Funding Transfer	324.49	0.00	324.49
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20507		0080301559	ZBA Funding Transfer	268.00	0.00	268.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20509		0080302193	ZBA Funding Transfer	2,500.00	0.00	2,500.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20510		0080302235	ZBA Funding Transfer	80.00	0.00	80.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20518		0080358369	ZBA Funding Transfer	4.95	0.00	4.95
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20559		0080301567	ZBA Funding Transfer	55.96	0.00	55.96
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20560		0080301658	ZBA Funding Transfer	925.59	0.00	925.59
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20564		0080302193	ZBA Funding Transfer	9,840.00	0.00	9,840.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20565		0080302276	ZBA Funding Transfer	12,920.00	0.00	12,920.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20566		0080302433	ZBA Funding Transfer	715.53	0.00	715.53
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20569		0080307044	ZBA Funding Transfer	131.89	0.00	131.89
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20570		0080917651	ZBA Funding Transfer	20,869.07	0.00	20,869.07

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
0080993116	JE 20571		0080992704	ZBA Funding Transfer	140.00	0.00	140.00
0080993116	JE 20579		0080301567	ZBA Funding Transfer	12.64	0.00	12.64
0080993116	JE 20580		0080302433	ZBA Funding Transfer	31.82	0.00	31.82
0080993116	JE 20584		0080917651	ZBA Funding Transfer	19.00	0.00	19.00
0080993116	JE 20585		0080992704	ZBA Funding Transfer	323.07	0.00	323.07
0080993116	JE 20589		0080993181	ZBA Funding Transfer	15,572.37	0.00	15,572.37
0080993116	JE 20592		0080300981	ZBA Funding Transfer	28.71	0.00	28.71
0080993116	JE 20595		0080309834	ZBA Funding Transfer	1,162.63	0.00	1,162.63
0080993116	JE 20596		0080310212	ZBA Funding Transfer	92,999.45	0.00	92,999.45
0080993116	JE 20597		0080360035	ZBA Funding Transfer	39.91	0.00	39.91
0080993116	JE 20601		0080301559	ZBA Funding Transfer	151.78	0.00	151.78
0080993116	JE 20602		0080301963	ZBA Funding Transfer	557.00	0.00	557.00
0080993116	JE 20603		0080302029	ZBA Funding Transfer	6,977.32	0.00	6,977.32
0080993116	JE 20604		0080302235	ZBA Funding Transfer	60.00	0.00	60.00
0080993116	JE 20606		0080309834	ZBA Funding Transfer	3,338.46	0.00	3,338.46
0080993116	JE 20607		0080362437	ZBA Funding Transfer	1,034.47	0.00	1,034.47
0080993116	JE 20608		0080917651	ZBA Funding Transfer	1,530.00	0.00	1,530.00
0080993116	JE 20609		0080992704	ZBA Funding Transfer	891.00	0.00	891.00
0080993116	JE 20610		0080992704	ZBA Funding Transfer	100.00	0.00	100.00
0080993116	JE 20611		0080994031	ZBA Funding Transfer	2,459.27	0.00	2,459.27
0080993116	JE 20613		0080300981	ZBA Funding Transfer	5,043.57	0.00	5,043.57
0080993116	JE 20614		0080301658	ZBA Funding Transfer	318.94	0.00	318.94
0080993116	JE 20615		0080301948	ZBA Funding Transfer	14.79	0.00	14.79
0080993116	JE 20616		0080301963	ZBA Funding Transfer	157.08	0.00	157.08
0080993116	JE 20617		0080302029	ZBA Funding Transfer	440.00	0.00	440.00
0080993116	JE 20618		0080302193	ZBA Funding Transfer	90.98	0.00	90.98
0080993116	JE 20619		0080302235	ZBA Funding Transfer	1,620.59	0.00	1,620.59
0080993116	JE 20620		0080302433	ZBA Funding Transfer	945.38	0.00	945.38
0080993116	JE 20621		0080307044	ZBA Funding Transfer	1,039.68	0.00	1,039.68
0080993116	JE 20622		0080307051	ZBA Funding Transfer	316.63	0.00	316.63

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD
Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20623		0080360035	ZBA Funding Transfer	136.34	0.00	136.34
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20624		0080362437	ZBA Funding Transfer	2,500.00	0.00	2,500.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20625		0080917651	ZBA Funding Transfer	2,740.89	0.00	2,740.89
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20626		0080992704	ZBA Funding Transfer	112.72	0.00	112.72
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20628		0080994031	ZBA Funding Transfer	446.79	0.00	446.79
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20629		0080994650	ZBA Funding Transfer	604.87	0.00	604.87
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20637		0080300981	ZBA Funding Transfer	63.16	0.00	63.16
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20638		0080301807	ZBA Funding Transfer	1,408.94	0.00	1,408.94
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20639		0080307051	ZBA Funding Transfer	105.00	0.00	105.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20640		0080309826	ZBA Funding Transfer	10,216.70	0.00	10,216.70
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20641		0080309834	ZBA Funding Transfer	860.51	0.00	860.51
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20642		0080313703	ZBA Funding Transfer	976.55	0.00	976.55
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20643		0080360035	ZBA Funding Transfer	7,891.58	0.00	7,891.58
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20644		0080362437	ZBA Funding Transfer	2,892.06	0.00	2,892.06
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20645		0080364953	ZBA Funding Transfer	3,915.61	0.00	3,915.61
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20646		0080917651	ZBA Funding Transfer	8,146.08	0.00	8,146.08
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20647		0080992878	ZBA Funding Transfer	149,733.45	0.00	149,733.45
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20649		0080993181	ZBA Funding Transfer	87,460.18	0.00	87,460.18
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20651		0080994676	ZBA Funding Transfer	338.67	0.00	338.67
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20657		0080300981	ZBA Funding Transfer	479.20	0.00	479.20
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20658		0080302193	ZBA Funding Transfer	869.63	0.00	869.63
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20659		0080302235	ZBA Funding Transfer	367.34	0.00	367.34
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20661		0080302458	ZBA Funding Transfer	95.26	0.00	95.26
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20664		0080360035	ZBA Funding Transfer	176.34	0.00	176.34
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20666		0080917651	ZBA Funding Transfer	8,257.96	0.00	8,257.96
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20670		0080994650	ZBA Funding Transfer	255.29	0.00	255.29
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20676		0080300981	ZBA Funding Transfer	27.04	0.00	27.04
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20677		0080302235	ZBA Funding Transfer	6,000.00	0.00	6,000.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20678		0080362437	ZBA Funding Transfer	911.93	0.00	911.93
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20680		0080992704	ZBA Funding Transfer	372.73	0.00	372.73

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20692		0080994650	ZBA Funding Transfer	382.80	0.00	382.80
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20729		0080301989	ZBA Funding Transfer	375.00	0.00	375.00
8/31/2009	13387	Meruelo Maddux Properties, L.P.	0080993116	JE 20786		0080994676	ZBA Funding Transfer	1,071.84	0.00	1,071.84
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20167		0080993116	ZBA Funding Transfer	7,605.77	0.00	7,605.77
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20168		0080993116	ZBA Funding Transfer	6,850.36	0.00	6,850.36
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20169		0080993116	ZBA Funding Transfer	6,399.27	0.00	6,399.27
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20218		0080993116	ZBA Funding Transfer	7,822.75	0.00	7,822.75
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20219		0080993116	ZBA Funding Transfer	7,822.74	0.00	7,822.74
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20289		0080993116	ZBA Funding Transfer	17,056.73	0.00	17,056.73
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20290		0080993116	ZBA Funding Transfer	72.68	0.00	72.68
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20399		0080993116	ZBA Funding Transfer	30.00	0.00	30.00
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20416		0080993116	ZBA Funding Transfer	15,678.27	0.00	15,678.27
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20432		0080993116	ZBA Funding Transfer	9,495.46	0.00	9,495.46
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20433		0080993116	ZBA Funding Transfer	10,914.09	0.00	10,914.09
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20498		0080993116	ZBA Funding Transfer	9,262.69	0.00	9,262.69
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20499		0080993116	ZBA Funding Transfer	9,099.88	0.00	9,099.88
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20500		0080993116	ZBA Funding Transfer	7,822.75	0.00	7,822.75
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20501		0080993116	ZBA Funding Transfer	6,399.26	0.00	6,399.26
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20547		0080993116	ZBA Funding Transfer	17,056.74	0.00	17,056.74
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20576		0080993116	ZBA Funding Transfer	2,125.32	0.00	2,125.32
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20590		0080993116	ZBA Funding Transfer	72.68	0.00	72.68
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20600		0080993116	ZBA Funding Transfer	7,580.76	0.00	7,580.76
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20650		0080993116	ZBA Funding Transfer	62.28	0.00	62.28
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20668		0080993116	ZBA Funding Transfer	11,648.39	0.00	11,648.39
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20669		0080993116	ZBA Funding Transfer	10,207.93	0.00	10,207.93
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20780		0080993116	ZBA Funding Transfer	10,120.45	0.00	10,120.45
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20781		0080993116	ZBA Funding Transfer	10,045.31	0.00	10,045.31
8/31/2009	13356	Meruelo Maddux Properties, Inc.	0080993181	JE 20782		0080993116	ZBA Funding Transfer	9,769.91	0.00	9,769.91
8/31/2009	13384	Merco Group-1308 S. Orchard, LLC	0080994023	126	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13384	0.00	325.00	325.00
8/31/2009	13368	Santa Fe Commerce Center, Inc.	0080994031	287	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13368	0.00	325.00	325.00

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13368	Santa Fe Commerce Center, Inc.	0080994031	289	kirman	Kirman Plumbing Co	Repair fire sprinkler -verified-	0.00	1,141.30	1,141.30
8/31/2009	13368	Santa Fe Commerce Center, Inc.	0080994031	290	sbc140	AT&T	06/13/09-07/12/09 -verified-	0.00	57.07	57.07
8/31/2009	13368	Santa Fe Commerce Center, Inc.	0080994031	291	v0000203	Incorporating Services, LTD.	Renewal registered Agent Fee 09/09 - 09/10 -verified-	0.00	100.00	100.00
8/31/2009	13368	Santa Fe Commerce Center, Inc.	0080994031	292	dwp7123	LA Dept of Water & Power	07/02/09-08/03/09	0.00	2,459.27	2,459.27
8/31/2009	13368	Santa Fe Commerce Center, Inc.	0080994031	293	dwp7097	LA Dept of Water & Power	07/02/09-08/03/09 -verified-	0.00	446.79	446.79
8/31/2009	13368	Santa Fe Commerce Center, Inc.	0080994031	JE 20502		0080993116	ZBA Funding Transfer	58,050.00	0.00	58,050.00
8/31/2009	13368	Santa Fe Commerce Center, Inc.	0080994031	JE 20783		0080993116	ZBA Funding Transfer	59,027.50	0.00	59,027.50
8/31/2009	13392	MMP Ventures, LLC	0080994072	113	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13392	0.00	325.00	325.00
8/31/2009	13396	905 8th St, LLC	0080994098	249	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13396	0.00	325.00	325.00
8/31/2009	13396	905 8th St, LLC	0080994098	250	dwp4023	LA Dept of Water & Power	A/C # 1-44-37364-00781-00-0000-9-01	0.00	58.00	58.00
8/31/2009	13396	905 8th St, LLC	0080994098	251	dwp5230	LA Dept of Water & Power	Service frm 6/4 to 7/6/09	0.00	616.25	616.25
8/31/2009	13396	905 8th St, LLC	0080994098	JE 20503		0080993116	ZBA Funding Transfer	3,250.00	0.00	3,250.00
8/31/2009	13396	905 8th St, LLC	0080994098	JE 20691		0080993116	ZBA Funding Transfer	750.00	0.00	750.00
8/31/2009	13375	Merco Group-2040 Camfield Ave, LLC	0080994643	118	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13375	0.00	325.00	325.00
8/31/2009	13360	Meruelo Maddux-420 Boyd St, LLC	0080994650	397	complete	Complete Thermal Services	Svc Call 6/15/09-6/16/09 Labior Call R-22, Trip fee	0.00	1,019.17	1,019.17
8/31/2009	13360	Meruelo Maddux-420 Boyd St, LLC	0080994650	405	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13360	0.00	650.00	650.00
8/31/2009	13360	Meruelo Maddux-420 Boyd St, LLC	0080994650	406	american	American Elevator	Freight Elevator Repair	0.00	7,000.00	7,000.00
8/31/2009	13360	Meruelo Maddux-420 Boyd St, LLC	0080994650	407	v0000299	Orkin Pest Control	Service Dt: 6/9/09 a/c d9798086	0.00	180.00	180.00
8/31/2009	13360	Meruelo Maddux-420 Boyd St, LLC	0080994650	408	ncr	National Corporate Research, LTD	Annual Svc 5/31/2010 "Good Standing Stats"	0.00	105.00	105.00
8/31/2009	13360	Meruelo Maddux-420 Boyd St, LLC	0080994650	409	complete	Complete Thermal Services	Svc Dt: 7/1/09	0.00	998.00	998.00
8/31/2009	13360	Meruelo Maddux-420 Boyd St, LLC	0080994650	410	douglas	Douglas Industrial Supply Co.	Lock Combo Change/Elevator Keys	0.00	604.87	604.87
8/31/2009	13360	Meruelo Maddux-420 Boyd St, LLC	0080994650	415	v0000393	Commercial Waste Services	Svc Aug-2009	0.00	382.80	382.80
8/31/2009	13360	Meruelo Maddux-420 Boyd St, LLC	0080994650	416	dwp0251	LA Dept of Water & Power	Svc 6/26/09-7/28/09	0.00	20.29	20.29
8/31/2009	13360	Meruelo Maddux-420 Boyd St, LLC	0080994650	417	dwp0287	LA Dept of Water & Power	Svc 6/26/09-7/28/09	0.00	235.00	235.00
8/31/2009	13360	Meruelo Maddux-420 Boyd St, LLC	0080994650	418	v0000164	AT & T	Svc 7/4/09-8/3/09	0.00	200.67	200.67
8/31/2009	13360	Meruelo Maddux-420 Boyd St, LLC	0080994650	419	v0000165	AT & T	Svc 6/28/09-7/27/09	0.00	28.65	28.65
8/31/2009	13360	Meruelo Maddux-420 Boyd St, LLC	0080994650	JE 20504		0080993116	ZBA Funding Transfer	13,348.96	0.00	13,348.96
8/31/2009	13360	Meruelo Maddux-420 Boyd St, LLC	0080994650	JE 20548		0080993116	ZBA Funding Transfer	4,670.00	0.00	4,670.00
8/31/2009	13360	Meruelo Maddux-420 Boyd St, LLC	0080994650	JE 20577		0080993116	ZBA Funding Transfer	6,500.00	0.00	6,500.00
8/31/2009	13360	Meruelo Maddux-420 Boyd St, LLC	0080994650	JE 20785		0080993116	ZBA Funding Transfer	2,860.68	0.00	2,860.68

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR THE CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
8/31/2009	13404	Merco Group-2529 Santa Fe Ave, LLC	0080994676	353	v0000615	U. S. Trustee Payment Center	Q2/2009 731-09-13404	0.00	325.00	325.00
8/31/2009	13404	Merco Group-2529 Santa Fe Ave, LLC	0080994676	354	kirman	Kirman Plumbing Co	Svc Dt: 6/24/09 Annual Backflow Ck	0.00	300.00	300.00
8/31/2009	13404	Merco Group-2529 Santa Fe Ave, LLC	0080994676	355	ncr	National Corporate Research, LTD	Annual Svc 4/30/2010	0.00	105.00	105.00
8/31/2009	13404	Merco Group-2529 Santa Fe Ave, LLC	0080994676	356	sbc140	AT&T	Svc 6/10/09-7/9/09	0.00	58.62	58.62
8/31/2009	13404	Merco Group-2529 Santa Fe Ave, LLC	0080994676	357	vernon	City of Vernon	Svc 5/27/09-6/29/09	0.00	399.13	399.13
8/31/2009	13404	Merco Group-2529 Santa Fe Ave, LLC	0080994676	358	v0000305	Dynamic Solutions	Cabling for surround sound	0.00	744.50	744.50
8/31/2009	13404	Merco Group-2529 Santa Fe Ave, LLC	0080994676	359	sbc140	AT&T	Svc 7/10/09-8/09/09	0.00	51.54	51.54
8/31/2009	13404	Merco Group-2529 Santa Fe Ave, LLC	0080994676	360	v0000305	Dynamic Solutions	50% dep / 4 camaras	0.00	1,020.30	1,020.30
8/31/2009	13404	Merco Group-2529 Santa Fe Ave, LLC	0080994676	361	vernon	City of Vernon	Svc 6/29/09-7/28/09	0.00	338.67	338.67
8/1/2009	13366	Meruelo Wall St, LLC	18296574	JE 20505			Rev July09 Dividends/Bnk	628.43	0.00	628.43
8/31/2009	13379	Santa Fe & Washington Market, LLC	037-8289482	JE 20889		0080993116	08/2009 Magnum Activity	0.00	759.09	759.09
8/31/2009	13379	Santa Fe & Washington Market, LLC	071-3632651	JE 20889		0080993116	08/2009 Magnum Activity	0.00	7,029.75	7,029.75
8/21/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	817383805	101	app005	Appleone Employment Services	Temporary Cleaning Service	0.00	1,822.83	1,822.83
8/21/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	817383805	104	ork009	Orkin Exterminating Co	July 09 Pest Control Service	0.00	310.00	310.00
8/27/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	817383805	J-155102		Alliance Residential Company	Reimburse Alliance for Property Start Up Supplies/Various Licenses	0.00	2,408.91	2,408.91
8/27/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC	817383805	J-154951		JP Morgan Chase	Start Up Bank Supplies - Depository Stamps/Slips and Checks	0.00	108.00	108.00

								3,153,355.32	1,398,985.22	4,552,340.54

I.  BANK RECONCILIATION

CASE NO.	ENTITY	ACCOUNT NO.	STATEMENT DATE		STATEMENT BALANCE
13356	Meruelo Maddux Properties, Inc. Debtor-In-Possession	0080310212	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13356	Meruelo Maddux Properties, Inc. Debtor-In-Possession	0080992670	Statement Date:	08/31/2009	Statement Bal:	61,735.99
				ADJUSTED BANK BALANCE		61,735.99

13356	Meruelo Maddux Properties, Inc. Debtor-In-Possession	0080994106	Statement Date:	08/31/2009	Statement Bal:	142,433.93
				ADJUSTED BANK BALANCE		142,433.93

13356	Meruelo Maddux Properties, Inc. Debtor-In-Possession	0080993181	Statement Date:	08/31/2009	Statement Bal:	76,605.16
				ADJUSTED BANK BALANCE		76,605.16

13363	Meruelo Maddux Props-760 S. Hill St, LLC Debtor-In-Possession	14591-34716	Statement Date:	08/31/2009	Statement Bal:	8,412.74
				ADJUSTED BANK BALANCE		8,412.74

13363	Meruelo Maddux Props-760 S. Hill St, LLC Debtor-In-Possession	2237133612GXX	Statement Date:	08/31/2009	Statement Bal:	6,645,803.57
				ADJUSTED BANK BALANCE		6,645,803.57

13395	788 South Alameda, LLC Debtor-In-Possession	2120351811	Statement Date:	08/31/2009	Statement Bal:	7,514.33
				ADJUSTED BANK BALANCE		7,514.33

13393	Meruelo Maddux-1000 E. Cesar Chavez, LLC Debtor-In-Possession	0080307044	Statement Date:	08/31/2009	Statement Bal:	0.00
				412	05/20/2009	119.21
				445	08/26/2009	1,123.85
				TOTAL OUTSTANDING CHECKS		1,243.06

				ADJUSTED BANK BALANCE		-1,243.06

I.  BANK RECONCILIATION

CASE NO.	ENTITY	ACCOUNT NO.	STATEMENT DATE		STATEMENT BALANCE

13372	MMP-1009 North Citrus Ave, Covina, LLC Debtor-In-Possession	0080301989	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13374	Meruelo Maddux Props-1060 N. Vignes, LLC Debtor-In-Possession	0080301658	Statement Date:	08/31/2009	Statement Bal:	0.00
				313	08/28/2009	82,133.50
				TOTAL OUTSTANDING CHECKS		82,133.50

				ADJUSTED BANK BALANCE		-82,133.50

13382	Merco Group-1211 E. Washington Blvd, LLC Debtor-In-Possession	0080301559	Statement Date:	08/31/2009	Statement Bal:	0.00
				414	05/20/2009	700.90
				431	07/21/2009	82.06
				437	08/26/2009	480.00
				438	08/26/2009	5.68
				439	08/28/2009	10,403.20
				TOTAL OUTSTANDING CHECKS		11,671.84

				ADJUSTED BANK BALANCE		-11,671.84

13338	MMP-12385 San Fernanando Road, LLC Debtor-In-Possession	0080301583	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13384	Merco Group-1308 S. Orchard, LLC Debtor-In-Possession	0080994023	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13380	Merco Group-146 E. Front St, LLC Debtor-In-Possession	0080310162	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

I.  BANK RECONCILIATION

CASE NO.	ENTITY	ACCOUNT NO.	STATEMENT DATE		STATEMENT BALANCE

13398	Merco Group-1500 Griffith Ave, LLC Debtor-In-Possession	0080301492	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13364	Meruelo Maddux Props-1919 Vineburn St, LLC Debtor-In-Possession	0080301815	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13403	Merco Group-2001-2021 West Mission Blvd, LLC Debtor-In-Possession	0080301500	Statement Date:	08/31/2009	Statement Bal:	0.00
				543	07/24/2009	214.50
				548	08/26/2009	431.75
				TOTAL OUTSTANDING CHECKS		646.25

				ADJUSTED BANK BALANCE		-646.25

13375	Merco Group-2040 Camfield Ave, LLC Debtor-In-Possession	0080994643	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13371	Meruelo Maddux Props-2131 Humboldt St, LLC Debtor-In-Possession	0080301963	Statement Date:	08/31/2009	Statement Bal:	0.00
				320	07/17/2009	93.50
				325	08/28/2009	148.04
				TOTAL OUTSTANDING CHECKS		241.54

				ADJUSTED BANK BALANCE		-241.54

13389	Meruelo Maddux-230 W. Ave 26, LLC Debtor-In-Possession	0080307051	Statement Date:	08/31/2009	Statement Bal:	0.00
				315	06/04/2009	82.50
				330	08/26/2009	38.82
				331	08/28/2009	108.48
				332	08/28/2009	215.43
				TOTAL OUTSTANDING CHECKS		445.23

				ADJUSTED BANK BALANCE		-445.23

I.  BANK RECONCILIATION

CASE NO.	ENTITY	ACCOUNT NO.	STATEMENT DATE		STATEMENT BALANCE

13365	Meruelo Maddux-2415 E. Washington Blvd., LLC Debtor-In-Possession	0080306665	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13404	Merco Group-2529 Santa Fe Ave, LLC Debtor-In-Possession	0080994676	Statement Date:	08/31/2009	Statement Bal:	0.00
				334	05/20/2009	27.48
				350	07/17/2009	111.35
				362	08/26/2009	170.09
				363	08/26/2009	87.00
				TOTAL OUTSTANDING CHECKS		395.92

				ADJUSTED BANK BALANCE		-395.92

13397	2640 Washington Blvd, LLC Debtor-In-Possession	0080302235	Statement Date:	08/31/2009	Statement Bal:	0.00
				393	07/24/2009	588.10
				400	08/18/2009	255.50
				406	08/26/2009	560.00
				407	08/26/2009	644.24
				408	08/26/2009	339.81
				TOTAL OUTSTANDING CHECKS		2,387.65

				ADJUSTED BANK BALANCE		-2,387.65

13383	Meruelo Maddux Props-2951 Lenwood Road, LLC Debtor-In-Possession	0080301518	Statement Date:	08/31/2009	Statement Bal:	0.00
				301	05/20/2009	39.96
				316	08/18/2009	9.00
				317	08/26/2009	85.49
				318	08/26/2009	367.19
				319	08/26/2009	2,601.88
				320	08/28/2009	600.00
				TOTAL OUTSTANDING CHECKS		3,703.52

				ADJUSTED BANK BALANCE		-3,703.52

I.  BANK RECONCILIATION

CASE NO.	ENTITY	ACCOUNT NO.	STATEMENT DATE		STATEMENT BALANCE

13370	Meruelo Maddux Props-306-330 N. Ave 21, LLC Debtor-In-Possession	0080302433	Statement Date:	08/31/2009	Statement Bal:	0.00
				580	05/20/2009	26.65
				614	08/26/2009	2,884.84
				615	08/28/2009	46.72
				616	08/28/2009	774.95
				617	08/28/2009	385.86
				618	08/28/2009	46.18
				619	08/28/2009	215.43
				620	08/28/2009	237.66
				621	08/28/2009	72.44
				622	08/28/2009	93.50
				TOTAL OUTSTANDING CHECKS		4,784.23

				ADJUSTED BANK BALANCE		-4,784.23

13373	Merco Group-3185 E. Washington Blvd, LLC Debtor-In-Possession	0080301724	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13402	Meruelo Maddux-336 W. 11th St, LLC Debtor-In-Possession	0080306871	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13360	Meruelo Maddux-420 Boyd St, LLC Debtor-In-Possession	0080994650	Statement Date:	08/31/2009	Statement Bal:	0.00
				361	05/08/2009	2.71
				363	05/20/2009	14.50
				368	05/20/2009	27.22
				369	05/20/2009	13.37
				411	08/14/2009	2,454.54
				412	08/20/2009	178.20
				413	08/20/2009	615.00
				414	08/20/2009	1,850.00
				420	08/25/2009	115.20
				421	08/26/2009	180.00
				TOTAL OUTSTANDING CHECKS		5,450.74

				ADJUSTED BANK BALANCE		-5,450.74

I.  BANK RECONCILIATION

CASE NO.	ENTITY	ACCOUNT NO.	STATEMENT DATE		STATEMENT BALANCE

13400	Merco Group-425 West 11th St, LLC Debtor-In-Possession	0080302276	Statement Date:	08/31/2009	Statement Bal:	0.00
				307	06/19/2009	50.97
				319	08/26/2009	99.17
				TOTAL OUTSTANDING CHECKS		150.14

				ADJUSTED BANK BALANCE		-150.14

13399	Merco Group-4th St Center, LLC Debtor-In-Possession	0080306459	Statement Date:	08/31/2009	Statement Bal:	0.00
				277	08/20/2009	190.00
				278	08/26/2009	124.78
				TOTAL OUTSTANDING CHECKS		314.78

				ADJUSTED BANK BALANCE		-314.78

13361	Meruelo Maddux-500 Mateo St, LLC Debtor-In-Possession	0080302474	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13367	Meruelo Maddux-5500 Flotilla St, LLC Debtor-In-Possession	0080352826	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13439	Meruelo Maddux-555 Central Ave, LLC Debtor-In-Possession	0080313711	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13381	Merco Group-5707 S. Alameda, LLC Debtor-In-Possession	0080301567	Statement Date:	08/31/2009	Statement Bal:	0.00
				305	05/20/2009	26.37
				316	08/26/2009	137.00
				317	08/28/2009	516.42
				TOTAL OUTSTANDING CHECKS		679.79

				ADJUSTED BANK BALANCE		-679.79

I.  BANK RECONCILIATION

CASE NO.	ENTITY	ACCOUNT NO.	STATEMENT DATE		STATEMENT BALANCE
13401	Merco Group-620 Gladys Ave, LLC Debtor-In-Possession	0080302383	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13366	Meruelo Wall St, LLC Debtor-In-Possession	0080301807	Statement Date:	08/31/2009	Statement Bal:	0.00
				554	05/20/2009	77.33
				556	05/20/2009	52.69
				597	08/25/2009	1,408.93
				598	08/25/2009	303.54
				599	08/26/2009	1,124.82
				600	08/26/2009	32.69
				601	08/26/2009	19.00
				602	08/26/2009	123.66
				603	08/26/2009	110.85
				604	08/26/2009	90.00
				605	08/28/2009	699.38
				606	08/28/2009	448.19
				607	08/28/2009	1,195.43
				TOTAL OUTSTANDING CHECKS		5,686.51

				ADJUSTED BANK BALANCE		-5,686.51

13366	Meruelo Wall St, LLC Debtor-In-Possession	0080364953	Statement Date:	08/31/2009	Statement Bal:	3,225.42
				ADJUSTED BANK BALANCE		3,225.42

13363	Meruelo Maddux Props-760 S. Hill St, LLC Debtor-In-Possession	0080302029	Statement Date:	08/31/2009	Statement Bal:	0.00
				4116	05/20/2009	450.51
				4118	05/26/2009	666.81
				4132	06/03/2009	70.00
				4139	06/05/2009	11.77
				4226	07/06/2009	1,090.23
				4249	07/21/2009	30.09
				4250	07/21/2009	500.00
				4307	07/24/2009	70.00
				4336	08/20/2009	1,755.59
				TOTAL OUTSTANDING CHECKS		4,645.00

				ADJUSTED BANK BALANCE		-4,645.00

I.  BANK RECONCILIATION

CASE NO.	ENTITY	ACCOUNT NO.	STATEMENT DATE		STATEMENT BALANCE

13363	Meruelo Maddux Props-760 S. Hill St, LLC Debtor-In-Possession	0080358369	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13395	788 South Alameda, LLC Debtor-In-Possession	0080992704	Statement Date:	08/31/2009	Statement Bal:	0.00
				461	05/20/2009	181.25
				494	07/24/2009	719.67
				507	08/07/2009	627.01
				515	08/26/2009	362.50
				516	08/26/2009	140.00
				517	08/26/2009	140.00
				518	08/26/2009	140.00
				TOTAL OUTSTANDING CHECKS		2,310.43

				ADJUSTED BANK BALANCE		-2,310.43

13395	788 South Alameda, LLC Debtor-In-Possession	0080313703	Statement Date:	08/31/2009	Statement Bal:	2,278.86
				ADJUSTED BANK BALANCE		2,278.86

13378	Merco Group-801 E. 7th St, LLC Debtor-In-Possession	0080301930	Statement Date:	08/31/2009	Statement Bal:	0.00
				221	08/28/2009	121.98
				TOTAL OUTSTANDING CHECKS		121.98

				ADJUSTED BANK BALANCE		-121.98

13391	Meruelo Maddux-817-825 S. Hill St, LLC Debtor-In-Possession	0080310139	Statement Date:	08/31/2009	Statement Bal:	0.00
				200	07/24/2009	137.00
				202	08/05/2009	20.00
				TOTAL OUTSTANDING CHECKS		157.00

				ADJUSTED BANK BALANCE		-157.00

I.  BANK RECONCILIATION

CASE NO.	ENTITY	ACCOUNT NO.	STATEMENT DATE		STATEMENT BALANCE

13396	905 8th St, LLC Debtor-In-Possession	0080994098	Statement Date:	08/31/2009	Statement Bal:	0.00
				246	05/20/2009	308.13
				252	08/13/2009	373.00
				253	08/26/2009	616.25
				TOTAL OUTSTANDING CHECKS		1,297.38

				ADJUSTED BANK BALANCE		-1,297.38

13362	Meruelo Maddux-915-949 S. Hill St, LLC Debtor-In-Possession	0080306855	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13394	Alameda Produce Market, LLC Debtor-In-Possession	0080917651	Statement Date:	08/31/2009	Statement Bal:	0.00
				4071	05/13/2009	6.70
				4075	05/19/2009	162.76
				4078	05/20/2009	163.13
				4079	05/20/2009	463.75
				4160	07/24/2009	290.66
				4188	08/04/2009	1,168.74
				4206	08/18/2009	90.00
				4208	08/20/2009	3,901.16
				4209	08/20/2009	3,176.66
				4211	08/25/2009	2,383.82
				4212	08/26/2009	48.74
				4213	08/26/2009	142.00
				4214	08/26/2009	55.00
				4215	08/26/2009	1,704.68
				4217	08/26/2009	290.76
				4218	08/26/2009	297.93
				4220	08/26/2009	1,170.72
				4221	08/26/2009	360.00
				4222	08/26/2009	360.00
				4223	08/26/2009	106.28
				4224	08/26/2009	1,154.52
				4225	08/26/2009	44,480.12
				4226	08/26/2009	56.03
				4227	08/28/2009	1,846.29
				4228	08/28/2009	9,999.89
				4229	08/28/2009	814.15
				4230	08/28/2009	5,016.85
				4231	08/28/2009	9,698.00
				TOTAL OUTSTANDING CHECKS		89,409.34

				ADJUSTED BANK BALANCE		-89,409.34

I.  BANK RECONCILIATION

CASE NO.	ENTITY	ACCOUNT NO.	STATEMENT DATE		STATEMENT BALANCE

13394	Alameda Produce Market, LLC Debtor-In-Possession	0080360035	Statement Date:	08/31/2009	Statement Bal:	0.00
				224	05/20/2009	28.01
				225	05/20/2009	86.03
				226	05/20/2009	18.55
				230	05/20/2009	13.63
				282	07/30/2009	562.75
				283	07/30/2009	2,873.00
				294	08/20/2009	235.00
				295	08/25/2009	5,065.39
				296	08/26/2009	4,409.47
				297	08/26/2009	718.25
				298	08/26/2009	718.25
				299	08/26/2009	718.25
				300	08/26/2009	718.25
				301	08/26/2009	766.53
				302	08/26/2009	23,239.03
				303	08/26/2009	11,115.57
				304	08/26/2009	1,248.96
				305	08/28/2009	660.00
				306	08/28/2009	576.83
				TOTAL OUTSTANDING CHECKS		53,771.75

				ADJUSTED BANK BALANCE		-53,771.75

13394	Alameda Produce Market, LLC Debtor-In-Possession	0080309826	Statement Date:	08/31/2009	Statement Bal:	6,904.72
				ADJUSTED BANK BALANCE		6,904.72

I.  BANK RECONCILIATION

CASE NO.	ENTITY	ACCOUNT NO.	STATEMENT DATE		STATEMENT BALANCE

13386	Meruelo Baldwin Park, LLC Debtor-In-Possession	0080301948	Statement Date:	08/31/2009	Statement Bal:	0.00
				269	06/19/2009	24.48
				TOTAL OUTSTANDING CHECKS		24.48

				ADJUSTED BANK BALANCE		-24.48

13385	Merco Group-Ceres St Produce, LLC Debtor-In-Possession	0080301542	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13388	Meruelo Maddux Construction, Inc. Debtor-In-Possession	0080313729	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13405	Merco Group-Little J, LLC Debtor-In-Possession	0080301823	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13369	Meruelo Maddux-Mission Blvd, LLC Debtor-In-Possession	0080362437	Statement Date:	08/31/2009	Statement Bal:	0.00
				144	07/21/2009	165.63
				TOTAL OUTSTANDING CHECKS		165.63

				ADJUSTED BANK BALANCE		-165.63

13406	Merco Group, LLC Debtor-In-Possession	0080306442	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

I.  BANK RECONCILIATION

CASE NO.	ENTITY	ACCOUNT NO.	STATEMENT DATE		STATEMENT BALANCE

13358, 13376	Meruelo Farms, LLC Debtor-In-Possession	0080300981	Statement Date:	08/31/2009	Statement Bal:	0.00
				2691	05/20/2009	12.37
				2692	05/20/2009	2.91
				2693	05/20/2009	16.27
				2694	05/20/2009	15.85
				2695	05/20/2009	12.37
				2696	05/20/2009	206.86
				2697	05/20/2009	12.28
				2698	05/20/2009	76.69
				2699	05/20/2009	45.41
				2710	05/20/2009	9.15
				2765	07/21/2009	28.66
				2766	07/21/2009	5.85
				2767	07/21/2009	28.66
				2787	08/26/2009	16,462.67
				2788	08/26/2009	971.68
				2789	08/26/2009	2,694.03
				2790	08/26/2009	11,651.99
				2791	08/26/2009	15,838.37
				2792	08/28/2009	1,865.00
				2793	08/28/2009	149.83
				2794	08/28/2009	19.59
				2795	08/28/2009	105.06
				2796	08/28/2009	1,728.00
				TOTAL OUTSTANDING CHECKS		51,959.55

				ADJUSTED BANK BALANCE		-51,959.55

13406	Merco Group, LLC Debtor-In-Possession	0080360027	Statement Date:	08/31/2009	Statement Bal:	24,829.79
				ADJUSTED BANK BALANCE		24,829.79

I.  BANK RECONCILIATION

CASE NO.	ENTITY	ACCOUNT NO.	STATEMENT DATE		STATEMENT BALANCE

13390	Meruelo Maddux Management, LLC Debtor-In-Possession	0080992878	Statement Date:	08/31/2009	Statement Bal:	101,007.51
				244	08/18/2009	15,148.00
				247	08/20/2009	7,464.00
				239	07/30/2009	20.00
				TOTAL OUTSTANDING CHECKS		22,632.00

				ADJUSTED BANK BALANCE		78,375.51

13387	Meruelo Maddux Properties, L.P. Debtor-In-Possession	0080993116	Statement Date:	08/31/2009	Statement Bal:	2,375,926.33
				2885	05/20/2009	698.48
				2886	05/20/2009	89.51
				2887	05/20/2009	21.62
				2889	05/20/2009	678.13
				2989	07/06/2009	119.77
				3022	07/24/2009	110.00
				3023	07/24/2009	3,500.00
				3024	07/24/2009	2,309.70
				3034	07/30/2009	660.00
				3035	07/30/2009	572.25
				3052	08/06/2009	812.44
				3062	08/13/2009	279.64
				3090	08/25/2009	643.30
				3094	08/26/2009	933.88
				3096	08/26/2009	2,865.78
				3098	08/26/2009	17.20
				3099	08/26/2009	120.28
				3100	08/28/2009	358.00
				3101	08/28/2009	97.75
				3103	08/28/2009	267.15
				TOTAL OUTSTANDING CHECKS		15,154.88

				ADJUSTED BANK BALANCE		2,360,771.45

I.  BANK RECONCILIATION

CASE NO.	ENTITY	ACCOUNT NO.	STATEMENT DATE		STATEMENT BALANCE

13387	Meruelo Maddux Properties, L.P. Debtor-In-Possession	0080365190	Statement Date:	08/31/2009	Statement Bal:	1,379,823.75
				ADJUSTED BANK BALANCE		1,379,823.75

13359	Meruelo Maddux-3rd & Omar St, LLC Debtor-In-Possession	0080302458	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13434	Merco Group-Overland Terminal, LLC Debtor-In-Possession	0080301997	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13368	Santa Fe Commerce Center, Inc. Debtor-In-Possession	0080994031	Statement Date:	08/31/2009	Statement Bal:	0.00
				277	05/20/2009	1,574.92
				278	05/20/2009	326.60
				TOTAL OUTSTANDING CHECKS		1,901.52

				ADJUSTED BANK BALANCE		-1,901.52

13379	Santa Fe & Washington Market, LLC Debtor-In-Possession	0080309834	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13407	Merco Group-Southpark, LLC Debtor-In-Possession	0080302193	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13392	MMP Ventures, LLC Debtor-In-Possession	0080994072	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13377	Wall St Market, LLC Debtor-In-Possession	0080301690	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13369	Meruelo Maddux-Mission Blvd, LLC Debtor-In-Possession	Mission Blvd	Statement Date:	08/31/2009	Statement Bal:	0.00
				ADJUSTED BANK BALANCE		0.00

13368	Santa Fe Commerce Center, Inc. Debtor-In-Possession	011032602	Statement Date:	08/31/2009	Statement Bal:	471,292.10
				ADJUSTED BANK BALANCE		471,292.10

I.  BANK RECONCILIATION

CASE NO.	ENTITY	ACCOUNT NO.	STATEMENT DATE		STATEMENT BALANCE

13394	Alameda Produce Market, LLC Debtor-In-Possession	118605034	Statement Date:	08/31/2009	Statement Bal:	176,255.15
				ADJUSTED BANK BALANCE		176,255.15

13368	Santa Fe Commerce Center, Inc. Debtor-In-Possession	011032602	Statement Date:	08/31/2009	Statement Bal:	128,427.48
				ADJUSTED BANK BALANCE		128,427.48

13403	Merco Group-2001-2021 West Mission Blvd, LLC Debtor-In-Possession	99191	Statement Date:	08/31/2009	Statement Bal:	49,507.53
				ADJUSTED BANK BALANCE		49,507.53

13366	Meruelo Wall St, LLC Debtor-In-Possession	18296574	Statement Date:	08/31/2009	Statement Bal:	514,566.18
				ADJUSTED BANK BALANCE		514,566.18

13380	Merco Group-146 E. Front St, LLC Debtor-In-Possession	153493910001	Statement Date:	08/31/2009	Statement Bal:	945,162.01
				ADJUSTED BANK BALANCE		945,162.01

13387	Meruelo Maddux Properties, L.P. Debtor-In-Possession	153461807312	Statement Date:	08/31/2009	Statement Bal:	3,319,005.09
				ADJUSTED BANK BALANCE		3,319,005.09

13363	Meruelo Maddux Props-760 S. Hill St, LLC Alliance Communities LLC ITF Union Lofts Operating Account	817383805	Statement Date:	08/31/2009	Statement Bal:	70,429.16
				102	8/21/2009	69.90
				103	8/21/2009	164.33
				105	8/21/2009	0.01
				TOTAL OUTSTANDING CHECKS		234.24

				TOTAL DEPOSIT IN TRANSIT		4,260.35

				ADJUSTED BANK BALANCE		74,455.27

I.  BANK RECONCILIATION
CASE NO.	ENTITY	ACCOUNT NO.	STATEMENT DATE		STATEMENT BALANCE

13379	Santa Fe & Washington Market, LLC Debtor-In-Possession	071-3632651	Statement Date:	08/31/2009	Statement Bal:	20,851.49
				ADJUSTED BANK BALANCE		20,851.49

13379	Santa Fe & Washington Market, LLC Debtor-In-Possession	037-8289482	Statement Date:	08/31/2009	Statement Bal:	6,073.31
				ADJUSTED BANK BALANCE		6,073.31

					Statement Bal Total:	16,538,071.60

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Entity	Case No.	Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment**	Post-Petition payments not made (Number)	Total Due**
Secured Creditors:
Meruelo Farms, LLC	13358	Imperial Capital Bank	Monthly	46,570.79	6	276,420.16
Meruelo Farms, LLC	13358	Pacific Commerce Bank	Monthly	9,375.35	6	55,647.24
Merco Group - 1500 Griffith Avenue, LLC	13398	Yoshiaki & Fumiko Murakami	Monthly	17,835.62	6	105,863.02
Merco Group - 1500 Griffith Avenue, LLC & Merco Group - 4th Street Center, LLC	13398 / 13399	Legendary	Monthly	33,048.58	6	196,159.33
Meruelo Maddux Properties - 2951 Lenwood Road, LLC	13383	Primary Residential Mortgage, Inc.	Monthly	30,943.66	6	183,665.60
Meruelo Maddux Properties - 2951 Lenwood Road, LLC	13383	Primary Residential Mortgage, Inc.	Monthly	22,614.98	6	134,230.84
Meruelo Maddux - Mission Boulevard., LLC	13369	Kennedy Funding, Inc.	Monthly	110,000.00	3	222,933.34
Merco Group - 2001-2021 West Mission Blvd., LLC	13403	PNL Pomona, L.P.	Monthly	77,267.80	6	458,621.78
Meruelo Maddux Properties - 760 S. Hill Street, LLC ***	13363	Bank of America	Monthly	46,254.21	6	288,454.24
Merco Group - 3185 E. Washington Blvd., LLC	13373	Chinatrust Bank (U.S.A.)	Monthly	56,939.29	6	337,962.24
2640 Washington Blvd., LLC	13397	United Commercial Bank	Monthly	41,788.50	6	248,034.96
Merco Group, LLC	13406	Legendary	Monthly	106,562.50	6	643,041.67
Merco Group, LLC	13406	Legendary	Monthly	73,986.48	6	439,145.56
Meruelo Wall Street, LLC	13366	United Commercial Bank	Monthly	116,706.89	6	692,711.86
Merco Group - 425 W. 11th Street, LLC	13400	Legendary	Monthly	19,542.92	6	115,996.68
Merco Group - 620 Gladys Avenue, LLC	13401	Legendary	Monthly	38,225.30	6	226,885.66
Meruelo Maddux Properties - 1919 Vineburn Street, LLC	13364	Imperial Capital Bank	Monthly	38,849.44	6	230,590.22
Meruelo Maddux - 500 Mateo Street, LLC - SOLD 4/30/09	13361	Western Mixers Produce & Nuts, Inc.	Monthly	0.00	0	0.00
Meruelo Maddux - 420 Boyd Street, LLC	13360	Legendary	Monthly	38,375.85	6	227,779.24
Meruelo Maddux - 3rd & Omar Street, LLC	13359	Legendary	Monthly	14,326.98	6	78,567.29
Meruelo Maddux Properties - 2131 Humboldt Street, LLC	13371	Vahan & Anoush Chamlian; Assigned to Wells Fargo	Monthly	37,916.66	6	227,499.96
Meruelo Maddux - 915-949 S. Hill Street, LLC	13362	Imperial Capital Bank	Monthly	62,053.92	6	368,320.04
Merco Group - Southpark, LLC	13407	Bank of America	Monthly	55,972.22	6	332,222.22
788 S. Alameda Street, LLC	13395	California Bank & Trust	Monthly	33,881.19	6	201,101.24
Alameda Produce Market, LLC	13394	Cathay Bank	Monthly	283,741.32	6	1,684,142.04
Alameda Produce Market, LLC	13394	Cathay Bank	Monthly	67,848.28	6	402,712.38
Santa Fe Commerce Center	13368	Capmark Finance, Inc.	Monthly	65,511.93	6	388,845.00
905 8th Street, LLC	13396	The Stanford Group, L.P.	Monthly	12,187.50	6	73,125.00
2529 Santa Fe Avenue, LLC	13404	East West Bank	Monthly	20,218.75	6	120,008.06

Lessor:
Meruelo Farms, LLC	13358	Susan E. Moody, Trustee	Monthly	1,728.00	0	0.00

Executory Contracts / Employment Agreements*:
Meruelo Maddux Properties, Inc.	13356	Richard Meruelo	Bi-Weekly	17,307.69	0	0.00
Meruelo Maddux Properties, Inc.	13356	John Charles Maddux	Bi-Weekly	17,307.69	0	0.00
Meruelo Maddux Properties, Inc.	13356	Andrew Murray	Bi-Weekly	10,576.92	0	0.00

*Currently, no Executory Contracts have been assumed or rejected.
**The "amount of payment" may vary due to factors such as the number of days in a month and variable rates; therefore, the "total due" is generally the amount previously accrued plus current month.
***We made adjustments to the accrued interest rate to exclude the default rate.
				1,625,467.21	TOTAL DUE:	8,960,686.87

III. TAX LIABILITIES

FOR THE REPORTING PERIOD: AUGUST 1 - 31, 2009
			Gross Sales Subject to Sales Tax:	0.00
			Total Wages Paid:	514,668.36

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	0.00	0.00	N/A
	State Withholding	0.00	0.00	N/A
	FICA- Employer's Share	0.00	0.00	N/A
	FICA- Employee's Share	0.00	0.00	N/A
	Federal Unemployment	0.00	0.00	N/A
	Sales and Use	0.00	0.00	N/A
	Real Property	0.00	0.00	N/A
	Real Property	0.00	0.00	N/A
Other:
	TOTAL:	0.00	0.00

I. D. SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:		8/31/2009

13356	Meruelo Maddux Properties, Inc.	Debtor-In-Possession	0080310212	0
13356	Meruelo Maddux Properties, Inc.	Debtor-In-Possession	0080992670	61,736
13356	Meruelo Maddux Properties, Inc.	Debtor-In-Possession	0080994106	142,434
13356	Meruelo Maddux Properties, Inc.	Debtor-In-Possession	0080993181	76,605
13363	Meruelo Maddux Props-760 S. Hill St, LLC	Debtor-In-Possession	14591-34716	8,413
13363	Meruelo Maddux Props-760 S. Hill St, LLC	Debtor-In-Possession	2237133612GXX	6,645,804
13363	Meruelo Maddux Props-760 S. Hill St, LLC	Debtor-In-Possession	817383805	70,429.16
13387	Meruelo Maddux Properties, L.P.	Debtor-In-Possession	12352-45599	0
13434	Merco Group-Overland Terminal, LLC	Debtor-In-Possession	14591-61927	0
13395	788 South Alameda, LLC	Debtor-In-Possession	2120351811	7,514
13394	Alameda Produce Market, LLC	Debtor-In-Possession	1216600	0
13387	Meruelo Maddux Properties, L.P.	Debtor-In-Possession	4162722	0
13393	Meruelo Maddux-1000 E. Cesar Chavez, LLC	Debtor-In-Possession	0080307044	0
13372	MMP-1009 North Citrus Ave, Covina, LLC	Debtor-In-Possession	0080301989	0
13374	Meruelo Maddux Props-1060 N. Vignes, LLC	Debtor-In-Possession	0080301658	0
13382	Merco Group-1211 E. Washington Blvd, LLC	Debtor-In-Possession	0080301559	0
13338	MMP-12385 San Fernanando Road, LLC	Debtor-In-Possession	0080301583	0
13384	Merco Group-1308 S. Orchard, LLC	Debtor-In-Possession	0080994023	0
13380	Merco Group-146 E. Front St, LLC	Debtor-In-Possession	0080310162	0
13398	Merco Group-1500 Griffith Ave, LLC	Debtor-In-Possession	0080301492	0
13364	Meruelo Maddux Props-1919 Vineburn St, LLC	Debtor-In-Possession	0080301815	0
13403	Merco Group-2001-2021 West Mission Blvd, LLC	Debtor-In-Possession	0080301500	0
13375	Merco Group-2040 Camfield Ave, LLC	Debtor-In-Possession	0080994643	0
13371	Meruelo Maddux Props-2131 Humboldt St, LLC	Debtor-In-Possession	0080301963	0
13389	Meruelo Maddux-230 W. Ave 26, LLC	Debtor-In-Possession	0080307051	0
13365	Meruelo Maddux-2415 E. Washington Blvd., LLC	Debtor-In-Possession	0080306665	0
13404	Merco Group-2529 Santa Fe Ave, LLC	Debtor-In-Possession	0080994676	0
13397	2640 Washington Blvd, LLC	Debtor-In-Possession	0080302235	0
13383	Meruelo Maddux Props-2951 Lenwood Road, LLC	Debtor-In-Possession	0080301518	0
13370	Meruelo Maddux Props-306-330 N. Ave 21, LLC	Debtor-In-Possession	0080302433	0
13373	Merco Group-3185 E. Washington Blvd, LLC	Debtor-In-Possession	0080301724	0
13402	Meruelo Maddux-336 W. 11th St, LLC	Debtor-In-Possession	0080306871	0
13360	Meruelo Maddux-420 Boyd St, LLC	Debtor-In-Possession	0080994650	0
13400	Merco Group-425 West 11th St, LLC	Debtor-In-Possession	0080302276	0
13399	Merco Group-4th St Center, LLC	Debtor-In-Possession	0080306459	0
13361	Meruelo Maddux-500 Mateo St, LLC	Debtor-In-Possession	0080302474	0
13367	Meruelo Maddux-5500 Flotilla St, LLC	Debtor-In-Possession	0080352826	0
13439	Meruelo Maddux-555 Central Ave, LLC	Debtor-In-Possession	0080313711	0
13381	Merco Group-5707 S. Alameda, LLC	Debtor-In-Possession	0080301567	0
13401	Merco Group-620 Gladys Ave, LLC	Debtor-In-Possession	0080302383	0
13366	Meruelo Wall St, LLC	Debtor-In-Possession	0080301807	0
13366	Meruelo Wall St, LLC	Debtor-In-Possession	0080364953	3,225
13363	Meruelo Maddux Props-760 S. Hill St, LLC	Debtor-In-Possession	0080302029	0
13363	Meruelo Maddux Props-760 S. Hill St, LLC	Debtor-In-Possession	0080358369	0
13395	788 South Alameda, LLC	Debtor-In-Possession	0080992704	0
13395	788 South Alameda, LLC	Debtor-In-Possession	0080313703	2,279
13378	Merco Group-801 E. 7th St, LLC	Debtor-In-Possession	0080301930	0
13391	Meruelo Maddux-817-825 S. Hill St, LLC	Debtor-In-Possession	0080310139	0
13396	905 8th St, LLC	Debtor-In-Possession	0080994098	0
13362	Meruelo Maddux-915-949 S. Hill St, LLC	Debtor-In-Possession	0080306855	0
13394	Alameda Produce Market, LLC	Debtor-In-Possession	0080917651	0
13394	Alameda Produce Market, LLC	Debtor-In-Possession	0080360035	0
13394	Alameda Produce Market, LLC	Debtor-In-Possession	0080309826	6,905

I. D. SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:		8/31/2009

13386	Meruelo Baldwin Park, LLC	Debtor-In-Possession	0080301948	0
13385	Merco Group-Ceres St Produce, LLC	Debtor-In-Possession	0080301542	0
13388	Meruelo Maddux Construction, Inc.	Debtor-In-Possession	0080313729	0
13405	Merco Group-Little J, LLC	Debtor-In-Possession	0080301823	0
13369	Meruelo Maddux-Mission Blvd, LLC	Debtor-In-Possession	0080362437	0
13406	Merco Group, LLC	Debtor-In-Possession	0080306442	0
13358, 13376	Meruelo Farms, LLC	Debtor-In-Possession	0080300981	0
13358, 13376	Meruelo Farms, LLC	Debtor-In-Possession	0080301757	0
13406	Merco Group, LLC	Debtor-In-Possession	0080360027	24,830
13390	Meruelo Maddux Management, LLC	Debtor-In-Possession	0080992878	101,008
13387	Meruelo Maddux Properties, L.P.	Debtor-In-Possession	0080993116	2,375,926
13387	Meruelo Maddux Properties, L.P.	Debtor-In-Possession	0080365190	1,379,824
13387	Meruelo Maddux Properties, L.P.	Debtor-In-Possession	0080360027	0
13359	Meruelo Maddux-3rd & Omar St, LLC	Debtor-In-Possession	0080302458	0
13434	Merco Group-Overland Terminal, LLC	Debtor-In-Possession	0080301997	0
13368	Santa Fe Commerce Center, Inc.	Debtor-In-Possession	0080994031	0
13379	Santa Fe & Washington Market, LLC	Debtor-In-Possession	0080309834	0
13407	Merco Group-Southpark, LLC	Debtor-In-Possession	0080302193	0
13392	MMP Ventures, LLC	Debtor-In-Possession	0080994072	0
13377	Wall St Market, LLC	Debtor-In-Possession	0080301690	0
13369	Meruelo Maddux-Mission Blvd, LLC	Debtor-In-Possession	Mission Blvd	0
13387	Meruelo Maddux Properties, L.P.	Debtor-In-Possession	001-623532	0
13387	Meruelo Maddux Properties, L.P.	Debtor-In-Possession	00120190680	0
13368	Santa Fe Commerce Center, Inc.	Debtor-In-Possession	8606072419	0
13366	Meruelo Wall St, LLC	Debtor-In-Possession	9003746	0
13368	Santa Fe Commerce Center, Inc.	Debtor-In-Possession	011032602	471,292
13394	Alameda Produce Market, LLC	Debtor-In-Possession	118605034	176,255
13368	Santa Fe Commerce Center, Inc.	Debtor-In-Possession	011032602	128,427
13403	Merco Group-2001-2021 West Mission Blvd, LLC	Debtor-In-Possession	99191	49,508
13397	2640 Washington Blvd, LLC	Debtor-In-Possession	63787782	0
13366	Meruelo Wall St, LLC	Debtor-In-Possession	18296574	514,566
13380	Merco Group-146 E. Front St, LLC	Debtor-In-Possession	153493910001	945,162
13387	Meruelo Maddux Properties, L.P.	Debtor-In-Possession	153461807312	3,319,005
13379	Santa Fe & Washington Market, LLC	Debtor-In-Possession	071-3632651	20,851
13379	Santa Fe & Washington Market, LLC	Debtor-In-Possession	037-8289482	6,073

	TOTAL			16,538,071.60

Note: We do not have petty cash accounts.

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	196,489.83	0.00	604,941.81
31 - 60 days	10,601.87	0.00	150.00
61 - 90 days	11,751.75	0.00	322,726.19
Over 90 days	87,695.97	0.00	105,405.36
	0.00	105,453.12	64,310.07
TOTAL:	306,539.42	105,453.12	1,097,533.43

V. INSURANCE COVERAGE

Waived by Ms. Maria Marquez. See Insurance Schedule previously provided
		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability
Worker's Compensation
Casualty
Vehicle
Others:

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Case #	Entity	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
06/30/2009	13369	Meruelo Maddux-Mission Blvd, LLC		1,950.00	07/24/2009	1,950.00	0
03/31/2009	13369	Meruelo Maddux-Mission Blvd, LLC		325.00	04/27/2009	325.00	0
03/31/2009	13367	Meruelo Maddux-5500 Flotilla St, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13367	Meruelo Maddux-5500 Flotilla St, LLC		325.00	07/24/2009	325.00	0
06/30/2009	13360	Meruelo Maddux-420 Boyd St, LLC		650.00	07/24/2009	650.00	0
03/31/2009	13360	Meruelo Maddux-420 Boyd St, LLC		325.00	04/27/2009	325.00	0
03/31/2009	13375	Merco Group-2040 Camfield Ave, LLC		325.00	05/28/2009	325.00	0
06/30/2009	13375	Merco Group-2040 Camfield Ave, LLC		325.00	07/24/2009	325.00	0
06/30/2009	13404	Merco Group-2529 Santa Fe Ave, LLC		325.00	07/24/2009	325.00	0
03/31/2009	13404	Merco Group-2529 Santa Fe Ave, LLC		325.00	04/27/2009	325.00	0
03/31/2009	13392	MMP Ventures, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13392	MMP Ventures, LLC		325.00	07/24/2009	325.00	0
06/30/2009	13384	Merco Group-1308 S. Orchard, LLC		325.00	07/24/2009	325.00	0
03/31/2009	13384	Merco Group-1308 S. Orchard, LLC		325.00	04/27/2009	325.00	0
03/31/2009	13390	Meruelo Maddux Management, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13390	Meruelo Maddux Management, LLC		1,950.00	07/24/2009	1,950.00	0
06/30/2009	13387	Meruelo Maddux Properties, L.P.		4,875.00	07/24/2009	4,875.00	0
03/31/2009	13387	Meruelo Maddux Properties, L.P.		325.00	04/27/2009	325.00	0
03/31/2009	13387	Meruelo Maddux Properties, L.P.		325.00	04/27/2009	325.00	0
03/31/2009	13387	Meruelo Maddux Properties, L.P.		325.00	04/27/2009	325.00	0
06/30/2009	13368	Santa Fe Commerce Center, Inc.		325.00	07/24/2009	325.00	0
03/31/2009	13368	Santa Fe Commerce Center, Inc.		325.00	04/27/2009	325.00	0
03/31/2009	13379	Santa Fe & Washington Market, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13379	Santa Fe & Washington Market, LLC		975.00	07/24/2009	975.00	0
06/30/2009	13394	Alameda Produce Market, LLC		4,875.00	07/24/2009	4,875.00	0
03/31/2009	13394	Alameda Produce Market, LLC		325.00	04/27/2009	325.00	0
03/31/2009	13356	Meruelo Maddux Properties, Inc.		325.00	04/27/2009	325.00	0
06/30/2009	13356	Meruelo Maddux Properties, Inc.		4,875.00	07/24/2009	4,875.00	0
06/30/2009	13388	Meruelo Maddux Construction, Inc.		325.00	07/24/2009	325.00	0
03/31/2009	13388	Meruelo Maddux Construction, Inc.		325.00	04/27/2009	325.00	0
06/30/2009	13439	Meruelo Maddux-555 Central Ave, LLC		325.00	07/24/2009	325.00	0
03/31/2009	13396	905 8th St, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13396	905 8th St, LLC		325.00	07/24/2009	325.00	0
06/30/2009	13395	788 South Alameda, LLC		650.00	07/24/2009	650.00	0
03/31/2009	13395	788 South Alameda, LLC		325.00	04/27/2009	325.00	0
03/31/2009	13391	Meruelo Maddux-817-825 S. Hill St, LLC		325.00	04/27/2009	325.00	0

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Case #	Entity	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
06/30/2009	13391	Meruelo Maddux-817-825 S. Hill St, LLC		325.00	07/24/2009	325.00	0
06/30/2009	13393	Meruelo Maddux-1000 E. Cesar Chavez, LLC		325.00	07/24/2009	325.00	0
03/31/2009	13393	Meruelo Maddux-1000 E. Cesar Chavez, LLC		325.00	04/27/2009	325.00	0
03/31/2009	13389	Meruelo Maddux-230 W. Ave 26, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13389	Meruelo Maddux-230 W. Ave 26, LLC		325.00	07/24/2009	325.00	0
06/30/2009	13402	Meruelo Maddux-336 W. 11th St, LLC		325.00	07/24/2009	325.00	0
03/31/2009	13402	Meruelo Maddux-336 W. 11th St, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13362	Meruelo Maddux-915-949 S. Hill St, LLC		325.00	07/24/2009	325.00	0
03/31/2009	13362	Meruelo Maddux-915-949 S. Hill St, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13399	Merco Group-4th St Center, LLC		325.00	07/24/2009	325.00	0
03/31/2009	13399	Merco Group-4th St Center, LLC		325.00	04/27/2009	325.00	0
03/31/2009	13365	Meruelo Maddux-2415 E. Washington Blvd., LLC		325.00	04/27/2009	325.00	0
06/30/2009	13365	Meruelo Maddux-2415 E. Washington Blvd., LLC		325.00	07/24/2009	325.00	0
03/31/2009	13361	Meruelo Maddux-500 Mateo St, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13361	Meruelo Maddux-500 Mateo St, LLC		325.00	07/24/2009	325.00	0
03/31/2009	13359	Meruelo Maddux-3rd & Omar St, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13359	Meruelo Maddux-3rd & Omar St, LLC		325.00	07/24/2009	325.00	0
06/30/2009	13370	Meruelo Maddux Props-306-330 N. Ave 21, LLC		325.00	07/24/2009	325.00	0
03/31/2009	13370	Meruelo Maddux Props-306-330 N. Ave 21, LLC		325.00	04/27/2009	325.00	0
03/31/2009	13401	Merco Group-620 Gladys Ave, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13401	Merco Group-620 Gladys Ave, LLC		325.00	07/24/2009	325.00	0
06/30/2009	13407	Merco Group-Southpark, LLC		650.00	07/24/2009	650.00	0
03/31/2009	13407	Merco Group-Southpark, LLC		325.00	04/27/2009	325.00	0
03/31/2009	13400	Merco Group-425 West 11th St, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13400	Merco Group-425 West 11th St, LLC		325.00	07/24/2009	325.00	0
06/30/2009	13397	2640 Washington Blvd, LLC		325.00	07/24/2009	325.00	0
03/31/2009	13397	2640 Washington Blvd, LLC		325.00	04/27/2009	325.00	0
03/31/2009	13406	Merco Group, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13406	Merco Group, LLC		325.00	07/24/2009	325.00	0
06/30/2009	13380	Merco Group-146 E. Front St, LLC		325.00	07/24/2009	325.00	0
03/31/2009	13380	Merco Group-146 E. Front St, LLC		325.00	04/27/2009	325.00	0
03/31/2009	13386	Meruelo Baldwin Park, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13386	Meruelo Baldwin Park, LLC		325.00	07/24/2009	325.00	0
06/30/2009	13434	Merco Group-Overland Terminal, LLC		650.00	07/24/2009	650.00	0
03/31/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13363	Meruelo Maddux Props-760 S. Hill St, LLC		650.00	07/24/2009	650.00	0
06/30/2009	13371	Meruelo Maddux Props-2131 Humboldt St, LLC		325.00	07/24/2009	325.00	0
03/31/2009	13371	Meruelo Maddux Props-2131 Humboldt St, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13372	MMP-1009 North Citrus Ave, Covina, LLC		325.00	07/24/2009	325.00	0
03/31/2009	13372	MMP-1009 North Citrus Ave, Covina, LLC		325.00	04/27/2009	325.00	0
03/31/2009	13378	Merco Group-801 E. 7th St, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13378	Merco Group-801 E. 7th St, LLC		325.00	07/24/2009	325.00	0
06/30/2009	13405	Merco Group-Little J, LLC		325.00	07/24/2009	325.00	0
03/31/2009	13405	Merco Group-Little J, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13364	Meruelo Maddux Props-1919 Vineburn St, LLC		325.00	07/24/2009	325.00	0
03/31/2009	13364	Meruelo Maddux Props-1919 Vineburn St, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13373	Merco Group-3185 E. Washington Blvd, LLC		325.00	07/24/2009	325.00	0
03/31/2009	13373	Merco Group-3185 E. Washington Blvd, LLC		325.00	04/27/2009	325.00	0
03/31/2009	13377	Wall St Market, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13377	Wall St Market, LLC		325.00	07/24/2009	325.00	0
06/30/2009	13374	Meruelo Maddux Props-1060 N. Vignes, LLC		325.00	07/24/2009	325.00	0
03/31/2009	13374	Meruelo Maddux Props-1060 N. Vignes, LLC		325.00	04/27/2009	325.00	0
03/31/2009	13338	MMP-12385 San Fernanando Road, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13338	MMP-12385 San Fernanando Road, LLC		325.00	07/24/2009	325.00	0
06/30/2009	13358, 13376	Meruelo Farms, LLC		325.00	07/24/2009	325.00	0
03/31/2009	13358, 13376	Meruelo Farms, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13358, 13376	Meruelo Farms, LLC		975.00	07/24/2009	975.00	0
03/31/2009	13358, 13376	Meruelo Farms, LLC		325.00	04/30/2009	325.00	0
03/31/2009	13383	Meruelo Maddux Props-2951 Lenwood Road, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13383	Meruelo Maddux Props-2951 Lenwood Road, LLC		325.00	07/24/2009	325.00	0
06/30/2009	13385	Merco Group-Ceres St Produce, LLC		325.00	07/24/2009	325.00	0
03/31/2009	13385	Merco Group-Ceres St Produce, LLC		325.00	04/27/2009	325.00	0
03/31/2009	13382	Merco Group-1211 E. Washington Blvd, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13382	Merco Group-1211 E. Washington Blvd, LLC		325.00	07/24/2009	325.00	0
06/30/2009	13403	Merco Group-2001-2021 West Mission Blvd, LLC		325.00	07/24/2009	325.00	0
03/31/2009	13403	Merco Group-2001-2021 West Mission Blvd, LLC		325.00	04/27/2009	325.00	0
03/31/2009	13381	Merco Group-5707 S. Alameda, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13381	Merco Group-5707 S. Alameda, LLC		325.00	07/24/2009	325.00	0
06/30/2009	13398	Merco Group-1500 Griffith Ave, LLC		325.00	07/24/2009	325.00	0
03/31/2009	13398	Merco Group-1500 Griffith Ave, LLC		325.00	04/27/2009	325.00	0
06/30/2009	13366	Meruelo Wall St, LLC		650.00	07/24/2009	650.00	0
03/31/2009	13366	Meruelo Wall St, LLC		325.00	04/27/2009	325.00	0

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition
Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month

Beckemeyer, Lynn	7/15/2009	Regular Base Salary	21,153.86
Echemendia, Miguel	7/15/2009	Regular Base Salary	21,153.86
Maddux, John	7/15/2009	Regular Base Salary	34,615.40
Meruelo, Richard	7/15/2009	Regular Base Salary	34,615.40
Murray, Andrew	7/15/2009	Regular Base Salary	21,153.86
Nielson, Todd	7/15/2009	Regular Base Salary	21,153.86
Skaggs, Fred	7/15/2009	Regular Base Salary	21,153.86

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month

Maddux, John	7/15/2009	Auto allowance	8,461.53
Meruelo, Richard	7/15/2009	Auto allowance	8,461.53

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

Meruelo Maddux Properties, Inc. et. al
Consolidated Income Statement of Debtors-In-Possession
For The Month of August

	Meruelo Farms, LLC 13358 / National Cold Storage, LLC 13376	1500 Griffith Avenue, LLC 13398	2951 Lenwood Road, LLC 13383	2001-2021 West Mission Blvd, LLC 13403	Meruelo Maddux Mission Blvd, LLC 13369
REVENUE
Rental Income	28,600	37,956	-	-	-
Management Fees	-	-	-	-	-
Other Income	-	-	-	-	-
TOTAL REVENUE	28,600	37,956	-	-	-

OPERATING EXPENSES
Direct Corporate Property Management	20,584	17,700	8,333	12,500	16,667
Payroll - Insiders	-	-	-	-	-
Property Administration	4,388	642	501	36	313
Cleaning	-	-	-	-	-
General Building	1,728	-	-	-	-
Insurance	4,632	722	3,158	9,668	4,822
Repairs and Maintenance	424	-	-	829	4,600
Real Property Taxes	21,949	12,931	12,264	21,543	21,655
Security	-	-	11,083	-	11,209
Utilities	(49,921)	-	(2,406)	-	(455)
Depreciation and Amortization	7,055	10,473	9,053	-	15,071
Stock Compensation	-	-	-	-	-
General and Administrative	8,920	4,742	2,755	959	1,915
Misc Operating Expense
TOTAL OPERATING EXPENSES	19,760	47,210	44,743	45,535	75,798

Net Income/(Loss) from Operations	8,840	(9,254)	(44,743)	(45,535)	(75,798)

NON-OPERATING INCOME
Interest Income	-	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	59,552	50,884	53,559	77,268	117,392
Legal and Professional	119	-	-	957	2,500
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	59,671	50,884	53,559	78,225	119,892

NET INCOME/(LOSS)	(50,831)	(60,138)	(98,301)	(123,760)	(195,690)

Meruelo Maddux Properties, Inc. et. al
Consolidated Income Statement of Debtors-In-Possession
For The Month of August

	760 Hill Steeet, LLC 13363	3185 Washington Blvd, LLC 13373	Wall Street Market, LLC 13377	2640 Washington Blvd, LLC 13397	1009 North Citrus Avenue 13372
REVENUE
Rental Income	75,709	100,000	-	60,649	-
Management Fees	-	-	-	-	-
Other Income	-	-	-	-	-
TOTAL REVENUE	75,709	100,000	-	60,649	-

OPERATING EXPENSES
Direct Corporate Property Management	43,800	17,700	-	13,448	2,600
Payroll - Insiders	-	-	-	-	-
Property Administration	13,169	34,717	-	4,101	375
Cleaning	3,455	-	-	2,237	-
General Building	(3,621)	-	-	(40)	-
Insurance	3,053	789	-	636	105
Repairs and Maintenance	(179)	-	-	843	-
Real Property Taxes	32,035	13,265	-	9,390	4,265
Security	-	-	-	11,952	-
Utilities	8,726	-	-	106	-
Depreciation and Amortization	118,871	19,467	-	15,947	-
Stock Compensation	-	-	-	-	-
General and Administrative	3,329	7,879	-	4,865	377
Misc Operating Expense
TOTAL OPERATING EXPENSES	222,637	93,816	-	63,486	7,722

Net Income/(Loss) from Operations	(146,928)	6,184	-	(2,836)	(7,722)

NON-OPERATING INCOME
Interest Income	897	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	897	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	(234,475)	56,939	-	42,165	-
Legal and Professional	(5,488)	0	-	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	(239,964)	56,939	-	42,165	-

NET INCOME/(LOSS)	93,933	(50,756)	-	(45,001)	(7,722)

Meruelo Maddux Properties, Inc. et. al
Consolidated Income Statement of Debtors-In-Possession
For The Month of August

	146 East Front Street, LLC 13380	12385 San Fernando Road, LLC 13338	Merco Group, LLC 13406	Meruelo Baldwin Park, LLC 13386	Meruelo Wall Street, LLC 13366
REVENUE
Rental Income	-	-	114,113	4,600	172,909
Management Fees	-	-	-	-	-
Other Income	-	-	-	-	-
TOTAL REVENUE	-	-	114,113	4,600	172,909

OPERATING EXPENSES
Direct Corporate Property Management	-	7,607	67,050	11,283	53,029
Payroll - Insiders	-	-	-	-	-
Property Administration	-	-	313	9	4,479
Cleaning	-	-	-	-	3,625
General Building	-	-	-	-	1,215
Insurance	1,061	62	565	574	3,714
Repairs and Maintenance	-	-	-	-	448
Real Property Taxes	-	7,315	16,859	7,067	29,268
Security	-	-	-	-	1,162
Utilities	-	-	-	42	2,120
Depreciation and Amortization	-	-	48,007	-	30,546
Stock Compensation	-	-	-	-	-
General and Administrative	-	1,933	(6,998)	1,870	(8,025)
Misc Operating Expense
TOTAL OPERATING EXPENSES	1,061	16,918	125,796	20,845	121,582

Net Income/(Loss) from Operations	(1,061)	(16,918)	(11,683)	(16,245)	51,327

NON-OPERATING INCOME
Interest Income	704	-	47	-	(628)
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	704	-	47	-	(628)

NON-OPERATING EXPENSES
Interest Expense	-	-	180,549	-	119,992
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	-	-	180,549	-	119,992

NET INCOME/(LOSS)	(357)	(16,918)	(192,185)	(16,245)	(69,294)

Meruelo Maddux Properties, Inc. et. al
Consolidated Income Statement of Debtors-In-Possession
For The Month of August

	5707 S. Alameda, LLC 13381	1060 N. Vignes, LLC 13374	1211 Washington Blvd, LLC 13382	4th Street Center, LLC 13399	425 West 11th Street, LLC 13400
REVENUE
Rental Income	11,260	-	36,637	-	13,638
Management Fees	-	-	-	-	-
Other Income	1,400	-	-	1,500	3,011
TOTAL REVENUE	12,660	-	36,637	1,500	16,649

OPERATING EXPENSES
Direct Corporate Property Management	7,552	7,206	13,663	5,519	18,300
Payroll - Insiders	-	-	-	-	-
Property Administration	2,248	-	4,078	1,275	-
Cleaning	-	-	80	-	-
General Building	-	-	480	-	99
Insurance	1,709	32	3,541	573	1,799
Repairs and Maintenance	-	-	2,444	315	-
Real Property Taxes	4,005	4,013	8,581	6,624	14,687
Security	-	-	87	-	-
Utilities	3,545	311	2,137	-	2,060
Depreciation and Amortization	1,427	-	11,543	2,407	-
Stock Compensation	-	-	-	-	-
General and Administrative	1,043	1,053	2,247	-	(38,850)
Misc Operating Expense
TOTAL OPERATING EXPENSES	21,529	12,615	48,881	16,713	(1,905)

Net Income/(Loss) from Operations	(8,869)	(12,615)	(12,244)	(15,213)	18,554

NON-OPERATING INCOME
Interest Income	-	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	-	-	-	-	19,543
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	-	-	-	-	19,543

NET INCOME/(LOSS)	(8,869)	(12,615)	(12,244)	(15,213)	(989)

Meruelo Maddux Properties, Inc. et. al
Consolidated Income Statement of Debtors-In-Possession
For The Month of August

	620 Gladys Avenue, LLC 13401	801 E. 7th Street, LLC 13378	Ceres Street Produce, LLC 13385	Overland Terminal, LLC 13434	1000 E. Cesar Chavez, LLC 13393
REVENUE
Rental Income	31,002	500	-	-	4,850
Management Fees	-	-	-	-	-
Other Income	-	-	-	-	-
TOTAL REVENUE	31,002	500	-	-	4,850

OPERATING EXPENSES
Direct Corporate Property Management	13,138	-	2,016	-	6,682
Payroll - Insiders	-	-	-	-	-
Property Administration	1,170	-	-	-	1,221
Cleaning	-	-	-	-	-
General Building	-	-	-	-	76
Insurance	1,381	2	5	-	1,870
Repairs and Maintenance	-	-	-	-	-
Real Property Taxes	17,797	483	2,258	-	5,878
Security	-	-	-	-	1,025
Utilities	(1,553)	-	-	-	848
Depreciation and Amortization	5,492	-	-	-	3,847
Stock Compensation	-	-	-	-	-
General and Administrative	4,683	129	593	-	1,544
Misc Operating Expense
TOTAL OPERATING EXPENSES	42,109	613	4,873	-	22,991

Net Income/(Loss) from Operations	(11,106)	(113)	(4,873)	-	(18,141)

NON-OPERATING INCOME
Interest Income	-	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	42,939	-	-	-	-
Legal and Professional	-	-	-	1	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	42,939	-	-	1	-

NET INCOME/(LOSS)	(54,046)	(113)	(4,873)	(1)	(18,141)

Meruelo Maddux Properties, Inc. et. al
Consolidated Income Statement of Debtors-In-Possession
For The Month of August

	230 W. Avenue 26, LLC 13389	1919 Vineburn, LLC 13364	306-330 N. Avenue 21, LLC 13370	336 W. 11th Street, LLC 13402	500 Mateo Street, LLC 13361
REVENUE
Rental Income	11,234	42,210	9,055	-	-
Management Fees	-	-	-	-	-
Other Income	-	-	-	-	-
TOTAL REVENUE	11,234	42,210	9,055	-	-

OPERATING EXPENSES
Direct Corporate Property Management	7,800	12,846	2,981	4,489	-
Payroll - Insiders	-	-	-	-	-
Property Administration	9,035	313	1,798	-	-
Cleaning	-	-	-	-	-
General Building	-	-	716	-	-
Insurance	2,808	1,301	2,722	56	9
Repairs and Maintenance	(176)	-	94	-	-
Real Property Taxes	5,703	9,520	3,908	8,873	-
Security	-	-	-	11,101	-
Utilities	(3,830)	-	3,578	-	-
Depreciation and Amortization	5,313	7,761	1,980	-	-
Stock Compensation	-	-	-	-	-
General and Administrative	1,498	1,684	1,026	2,321	-
Misc Operating Expense
TOTAL OPERATING EXPENSES	28,150	33,425	18,800	26,840	9

Net Income/(Loss) from Operations	(16,916)	8,785	(9,745)	(26,840)	(9)

NON-OPERATING INCOME
Interest Income	-	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	-	38,849	-	-	-
Legal and Professional	105	-	-	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	105	38,849	-	-	-

NET INCOME/(LOSS)	(17,021)	(30,064)	(9,745)	(26,840)	(9)

Meruelo Maddux Properties, Inc. et. al
Consolidated Income Statement of Debtors-In-Possession
For The Month of August

	420 Boyd Street, LLC 13360	3rd & Omar Street, LLC 13359	2131 Humboldt Street, LLC 13371	2415 E. Washington Blvd, LLC 13365	915-949 Hill Street, LLC 13362
REVENUE
Rental Income	27,002	6,855	7,000	-	30,000
Management Fees	-	-	-	-	-
Other Income	2,050	-	-	750	375
TOTAL REVENUE	29,052	6,855	7,000	750	30,375

OPERATING EXPENSES
Direct Corporate Property Management	9,563	4,500	15,769	1,943	18,810
Payroll - Insiders	-	-	-	-	-
Property Administration	4,141	1,700	-	-	-
Cleaning	2,171	-	-	-	-
General Building	743	(389)	-	-	-
Insurance	574	910	403	330	133
Repairs and Maintenance	4,075	-	557	448	-
Real Property Taxes	10,608	5,581	16,762	2,100	21,275
Security	334	-	1,025	1,025	-
Utilities	8,976	342	400	-	-
Depreciation and Amortization	3,921	835	-	-	-
Stock Compensation	-	-	-	-	-
General and Administrative	3,260	1,461	4,393	589	3,755
Misc Operating Expense
TOTAL OPERATING EXPENSES	48,367	14,940	39,309	6,435	43,972

Net Income/(Loss) from Operations	(19,315)	(8,085)	(32,309)	(5,685)	(13,597)

NON-OPERATING INCOME
Interest Income	-	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	38,642	14,612	37,917	-	62,054
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	38,642	14,612	37,917	-	62,054

NET INCOME/(LOSS)	(57,957)	(22,697)	(70,226)	(5,685)	(75,651)

Meruelo Maddux Properties, Inc. et. al
Consolidated Income Statement of Debtors-In-Possession
For The Month of August

	South Park, LLC 13407	Little J, LLC 13405	817-825 S. Hill Street, LLC 13391	788 South Alameda, LLC 13395	Alameda Square 13394
REVENUE
Rental Income	45,500	47,302	5,650	89,640	323,490
Management Fees	-	-	-	-	-
Other Income	50	-	-	100	-
TOTAL REVENUE	45,550	47,302	5,650	89,740	323,490

OPERATING EXPENSES
Direct Corporate Property Management	85,875	12,792	10,440	17,500	106,314
Payroll - Insiders	-	-	-	-	-
Property Administration	-	22,048	35,125	10,967	992
Cleaning	-	-	-	4,415	3,334
General Building	15,840	-	-	560	(11,449)
Insurance	200	301	104	685	19,176
Repairs and Maintenance	-	-	-	971	858
Real Property Taxes	39,375	5,861	14,391	6,572	35,433
Security	-	-	-	11,952	13,201
Utilities	901	-	290	50	(20,879)
Depreciation and Amortization	-	15,051	-	18,768	40,708
Stock Compensation	-	-	-	-	-
General and Administrative	(16,504)	1,227	3,526	4,594	3,169
Misc Operating Expense
TOTAL OPERATING EXPENSES	125,687	57,279	63,876	77,034	190,857

Net Income/(Loss) from Operations	(80,137)	(9,977)	(58,226)	12,705	132,634

NON-OPERATING INCOME
Interest Income	-	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	55,972	-	-	35,256	-
Legal and Professional	2,900	-	-	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	58,872	-	-	35,256	-

NET INCOME/(LOSS)	(139,009)	(9,977)	(58,226)	(22,551)	132,634

Meruelo Maddux Properties, Inc. et. al
Consolidated Income Statement of Debtors-In-Possession
For The Month of August

	Seventh Street Produce Market 13394	Santa Fe Commerce Center, Inc. 13368	Santa Fe & Washington Market, LLC 13379	905 8th Street, LLC 13396	1308 S. Orchard, LLC 13384
REVENUE
Rental Income	305,711	56,968	45,170	6,975	-
Management Fees	-	-	-	-	-
Other Income	1,150	-	23,872	-	-
TOTAL REVENUE	306,861	56,968	69,042	6,975	-

OPERATING EXPENSES
Direct Corporate Property Management	72,756	34,875	7,244	4,500	583
Payroll - Insiders	-	-	-	-	-
Property Administration	8,022	8,055	4,348	2,344	-
Cleaning	4,337	-	103	-	-
General Building	19,009	-	1,820	-	-
Insurance	21,642	5,520	5,566	1,842	0
Repairs and Maintenance	38,110	-	2,776	-	-
Real Property Taxes	25,168	13,718	4,634	3,861	988
Security	45,492	1,025	754	-	-
Utilities	(149,539)	2,116	1,793	-	-
Depreciation and Amortization	49,997	21,465	8,398	7,795	-
Stock Compensation	-	-	-	-	-
General and Administrative	(13,993)	1,213	335	1,016	348
Misc Operating Expense
TOTAL OPERATING EXPENSES	121,001	87,987	37,769	21,358	1,920

Net Income/(Loss) from Operations	185,860	(31,019)	31,273	(14,383)	(1,920)

NON-OPERATING INCOME
Interest Income	-	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	351,590	67,448	-	12,188	-
Legal and Professional	13,490	-	-	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	365,080	67,448	-	12,188	-

NET INCOME/(LOSS)	(179,220)	(98,467)	31,273	(26,570)	(1,920)

Meruelo Maddux Properties, Inc. et. al
Consolidated Income Statement of Debtors-In-Possession
For The Month of August

	Meruelo Maddux Construction, Inc. 13388	555 Central Avenue, LLC 13439	MMP Ventures, LLC 13392	Meruelo Maddux Properties, L.P. 13387	Meruelo Maddux Management, LLC 13390	2529 Santa Fe Avenue, LLC 13404
REVENUE
Rental Income	-	-	-	-	-	13,590
Management Fees	-	-	-	1,500	42,998	-
Other Income	-	-	-	-	-	-
TOTAL REVENUE	-	-	-	1,500	42,998	13,590

OPERATING EXPENSES
Direct Corporate Property Management	-	-	-	(286,540)	(150,074)	5,658
Payroll - Insiders	-	-	-	-	-	-
Property Administration	-	-	-	-	-	910
Cleaning	-	-	-	2,111	-	-
General Building	-	-	-	24	-	170
Insurance	-	-	-	769	14,453	236
Repairs and Maintenance	-	-	-	(406)	-	-
Real Property Taxes	-	-	-	-	-	6,132
Security	-	-	-	14,104	(19,437)	1,112
Utilities	-	-	-	-	-	351
Depreciation and Amortization	-	-	-	28,549	-	5,881
Stock Compensation	-	-	-	86,607	-	-
General and Administrative	-	-	-	414,540	97,050	(11,206)
Misc Operating Expense
TOTAL OPERATING EXPENSES	-	-	-	259,758	(58,008)	9,244

Net Income/(Loss) from Operations	-	-	-	(258,258)	101,006	4,346

NON-OPERATING INCOME
Interest Income	-	-	-	1,994	-	-
Gain on Sale of Asset	-	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	-	-	1,994	-	-

NON-OPERATING EXPENSES
Interest Expense	-	-	-	-	-	20,219
Legal and Professional	-	-	-	1,257,955	-	-
Impairment Loss on Real Estate	-	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-	-
Minority Interests	-	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	-	-	-	1,257,955	-	20,219

NET INCOME/(LOSS)	-	-	-	(1,514,220)	101,006	(15,872)

Meruelo Maddux Properties, Inc. et. al
Consolidated Income Statement of Debtors-In-Possession
For The Month of August

	2040 Camfield Avenue, LLC 13375	Meruelo Maddux - 5500 Flotilla Street, LLC 13367	Meruelo Maddux Properties, Inc. 13356	Sub-Total Debtor Entities	Eliminations	Consolidated Debtor Entities
REVENUE
Rental Income	-	-	-	1,765,775	(23,000)	1,742,775
Management Fees	-	-	-	44,498	(42,998)	1,500
Other Income	-	-	-	34,258	-	34,258
TOTAL REVENUE	-	-	-	1,844,531	(65,998)	1,778,533

OPERATING EXPENSES
Direct Corporate Property Management	4,417	417	(371,835)	-	-	-
Payroll - Insiders	-	-	175,000	175,000	-	175,000
Property Administration	-	105	-	182,937	(42,998)	139,939
Cleaning	-	-	-	25,868	-	25,868
General Building	-	-	-	26,980	-	26,980
Insurance	1	0	82,754	206,972	-	206,972
Repairs and Maintenance	-	-	-	57,030	-	57,030
Real Property Taxes	4,962	578	-	520,135	-	520,135
Security	-	-	-	118,205	-	118,205
Utilities	-	-	-	(189,888)	-	(189,888)
Depreciation and Amortization	-	-	-	515,625	-	515,625
Stock Compensation	-	-	80,205	166,812	-	166,812
General and Administrative	1,289	78	29,218	532,851	(23,000)	509,851
Misc Operating Expense				-		-
TOTAL OPERATING EXPENSES	10,669	1,179	(4,658)	2,338,527	(65,998)	2,272,529

Net Income/(Loss) from Operations	(10,669)	(1,179)	4,658	(493,997)	-	(493,997)

NON-OPERATING INCOME
Interest Income	-	-	130	3,144	-	3,144
Gain on Sale of Asset	-	-	-	-	-	-
Other				-		-
TOTAL NON-OPERATING INCOME	-	-	130	3,144	-	3,144

NON-OPERATING EXPENSES
Interest Expense	-	-	-	1,321,053	-	1,321,053
Legal and Professional	-	-	-	1,272,540	-	1,272,540
Impairment Loss on Real Estate	-	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-	-
Minority Interests	-	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	-	-	-	2,593,592	-	2,593,592

NET INCOME/(LOSS)	(10,669)	(1,179)	4,788	(3,084,445)	-	(3,084,445)

Meruelo Maddux Properties, Inc. et. al
Consolidated Balance of Debtors-In-Possession
As of August 31, 2009
	Meruelo Farms, LLC 13358 / National Cold Storage, LLC 13376	1500 Griffith Avenue, LLC 13398	2951 Lenwood Road, LLC 13383	2001-2021 West Mission Blvd, LLC 13403	Meruelo Maddux Mission Blvd, LLC 13369
ASSETS
Current Assets
Unrestricted Cash	(52,427)	-	(3,704)	(646)	(166)
Restricted Cash	-	-	-	49,508	-
Accounts Receivable	25,323	(40,285)	-	-	-
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	-	-	-	-
Total Current Assets	(27,104)	(40,285)	(3,704)	48,861	(166)

Investment in Real Estate	14,299,733	11,758,720	6,239,676	17,778,230	17,034,608
Accumulated Depreciation	(612,649)	(565,551)	(330,208)	-	(2,109,964)
Net Investment in Real Estate	13,687,083	11,193,169	5,909,468	17,778,230	14,924,644

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(9,172,090)	(5,419,056)	(6,917,705)	(13,142,981)	(20,279,713)
Due from Insiders
Other Assets	79,946	-	6,732	-	164,907
Total Other Assets	(9,092,144)	(5,419,056)	(6,910,973)	(13,142,981)	(20,114,806)
TOTAL ASSETS	4,567,835	5,733,828	(1,005,209)	4,684,110	(5,190,328)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	373,312	330,308	272,274	392,714	222,933
Taxes Payable	43,917	25,861	24,529	43,087	43,310
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
Total Post-Petition Liabilities	417,229	356,169	296,802	435,801	266,243
Pre-Petition Liabilities
Secured Liabilities	10,328,349	9,396,500	15,163,068	8,462,940	8,800,000
Priority Liabilities
Unsecured Liabilities	620,953	302,873	415,846	290,392	156,715
Other
Total Pre-Petition Liabilities	10,949,302	9,699,373	15,578,915	8,753,332	8,956,715
TOTAL LIABILITIES	11,366,532	10,055,543	15,875,717	9,189,133	9,222,957
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(6,295,652)	(3,992,108)	(16,284,655)	(3,852,785)	(13,461,165)
Post-Petition Profit/(Loss)	(503,044)	(329,606)	(596,271)	(652,239)	(952,120)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(6,798,696)	(4,321,714)	(16,880,926)	(4,505,024)	(14,413,285)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	4,567,835	5,733,828	(1,005,209)	4,684,110	(5,190,328)

Meruelo Maddux Properties, Inc. et. al
Consolidated Balance of Debtors-In-Possession
As of August 31, 2009

	760 Hill Steeet, LLC 13363	3185 Washington Blvd, LLC 13373	Wall Street Market, LLC 13377	2640 Washington Blvd, LLC 13397	1009 North Citrus Avenue 13372
ASSETS
Current Assets
Unrestricted Cash	78,223	-	-	(2,388)	-
Restricted Cash	6,645,804	-	-	-	-
Accounts Receivable	69,835	166,708	-	32,486	-
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	-	-	-	-
Total Current Assets	6,793,861	166,708	-	30,099	-

Investment in Real Estate	26,436,056	12,270,735	-	7,536,623	3,120,000
Accumulated Depreciation	(1,854,620)	(778,676)	-	(438,678)	-
Net Investment in Real Estate	24,581,437	11,492,059	-	7,097,945	3,120,000

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(25,931,851)	(1,648,946)	(3,537,536)	(3,793,720)	(6,646,647)
Due from Insiders
Other Assets	13,699	-	-	30,965	-
Total Other Assets	(25,918,151)	(1,648,946)	(3,537,536)	(3,762,755)	(6,646,647)
TOTAL ASSETS	5,457,147	10,009,821	(3,537,536)	3,365,288	(3,526,647)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	306,232	314,068	-	318,237	(157)
Taxes Payable	67,192	26,529	-	18,780	8,529
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
Total Post-Petition Liabilities	373,424	340,598	-	337,017	8,372
Pre-Petition Liabilities
Secured Liabilities	28,108,094	9,541,565	-	6,066,073	-
Priority Liabilities
Unsecured Liabilities	792,648	370,651	62,737	338,566	99,220
Other
Total Pre-Petition Liabilities	28,900,742	9,912,216	62,737	6,404,639	99,220
TOTAL LIABILITIES	29,274,166	10,252,813	62,737	6,741,656	107,592
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(22,666,961)	(367,957)	(3,598,783)	(3,124,426)	(3,598,403)
Post-Petition Profit/(Loss)	(1,150,058)	124,965	(1,491)	(251,943)	(35,837)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(23,817,019)	(242,992)	(3,600,274)	(3,376,368)	(3,634,239)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	5,457,147	10,009,821	(3,537,536)	3,365,288	(3,526,647)

Meruelo Maddux Properties, Inc. et. al
Consolidated Balance of Debtors-In-Possession
As of August 31, 2009

	146 East Front Street, LLC 13380	12385 San Fernando Road, LLC 13338	Merco Group, LLC 13406	Meruelo Baldwin Park, LLC 13386	Meruelo Wall Street, LLC 13366
ASSETS
Current Assets
Unrestricted Cash	945,162	-	-	(24)	(2,461)
Restricted Cash	-	-	24,830	-	514,566
Accounts Receivable	-	-	-	5,100	36,000
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	-	-	-	1,275
Total Current Assets	945,162	-	24,830	5,076	549,380

Investment in Real Estate	-	9,127,800	45,004,572	7,522,000	31,818,501
Accumulated Depreciation	-	-	(1,021,713)	-	(2,031,589)
Net Investment in Real Estate	-	9,127,800	43,982,860	7,522,000	29,786,911

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(2,250,637)	(9,037,446)	(16,401,597)	(8,886,239)	(2,608,392)
Due from Insiders
Other Assets	-	-	322,320	-	84,309
Total Other Assets	(2,250,637)	(9,037,446)	(16,079,277)	(8,886,239)	(2,524,082)
TOTAL ASSETS	(1,305,475)	90,354	27,928,412	(1,359,163)	27,812,209

LIABILITIES
Post-Petition Liabilities
Accounts Payable	-	-	1,341,919	10,627	992,348
Taxes Payable	-	14,630	33,718	14,134	58,552
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
Total Post-Petition Liabilities	-	14,630	1,375,637	24,762	1,050,899
Pre-Petition Liabilities
Secured Liabilities	-	-	25,108,209	-	20,850,859
Priority Liabilities
Unsecured Liabilities	-	153,321	1,265,074	148,365	753,125
Other
Total Pre-Petition Liabilities	-	153,321	26,373,283	148,365	21,603,983
TOTAL LIABILITIES	-	167,951	27,748,920	173,127	22,654,883
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(1,417,291)	9,706	1,591,923	(1,450,416)	5,635,673
Post-Petition Profit/(Loss)	111,817	(87,303)	(1,412,430)	(81,874)	(478,346)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(1,305,475)	(77,597)	179,492	(1,532,290)	5,157,326
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	(1,305,475)	90,354	27,928,412	(1,359,163)	27,812,209

Meruelo Maddux Properties, Inc. et. al
Consolidated Balance of Debtors-In-Possession
As of August 31, 2009

	5707 S. Alameda, LLC 13381	1060 N. Vignes, LLC 13374	1211 Washington Blvd, LLC 13382	4th Street Center, LLC 13399	425 West 11th Street, LLC 13400
ASSETS
Current Assets
Unrestricted Cash	(680)	(82,134)	(11,672)	(315)	(150)
Restricted Cash	-	-	-	-	-
Accounts Receivable	9,406	-	21,049	-	14,315
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	-	-	-	-
Total Current Assets	8,726	(82,134)	9,377	(315)	14,165

Investment in Real Estate	4,465,638	8,728,784	7,467,980	3,722,333	12,198,341
Accumulated Depreciation	(77,053)	-	(565,301)	(55,370)	-
Net Investment in Real Estate	4,388,585	8,728,784	6,902,680	3,666,964	12,198,341

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(4,883,192)	(6,589,483)	(9,076,949)	(6,857,797)	(11,809,908)
Due from Insiders
Other Assets	2,111	156	153,608	-	575
Total Other Assets	(4,881,082)	(6,589,327)	(8,923,341)	(6,857,797)	(11,809,332)
TOTAL ASSETS	(483,771)	2,057,323	(2,011,284)	(3,191,148)	403,174

LIABILITIES
Post-Petition Liabilities
Accounts Payable	11,367	347	45,438	-	106,948
Taxes Payable	8,010	8,025	17,162	13,249	29,373
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
Total Post-Petition Liabilities	19,376	8,372	62,600	13,249	136,321
Pre-Petition Liabilities
Secured Liabilities	-	-	-	-	5,340,000
Priority Liabilities
Unsecured Liabilities	89,912	158,598	223,965	107,515	365,590
Other
Total Pre-Petition Liabilities	89,912	158,598	223,965	107,515	5,705,590
TOTAL LIABILITIES	109,288	166,970	286,565	120,764	5,841,911
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(538,993)	1,956,024	(2,246,550)	(3,223,641)	(5,186,725)
Post-Petition Profit/(Loss)	(54,066)	(65,670)	(51,300)	(88,271)	(252,012)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(593,059)	1,890,354	(2,297,849)	(3,311,912)	(5,438,737)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	(483,771)	2,057,323	(2,011,284)	(3,191,148)	403,174

Meruelo Maddux Properties, Inc. et. al
Consolidated Balance of Debtors-In-Possession
As of August 31, 2009

	620 Gladys Avenue, LLC 13401	801 E. 7th Street, LLC 13378	Ceres Street Produce, LLC 13385	Overland Terminal, LLC 13434	1000 E. Cesar Chavez, LLC 13393
ASSETS
Current Assets
Unrestricted Cash	-	(122)	-	-	(1,243)
Restricted Cash	-	-	-	-	-
Accounts Receivable	10,769	-	-	-	3,450
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	-	-	-	-
Total Current Assets	10,769	(122)	-	-	2,207

Investment in Real Estate	9,237,563	404,559	2,286,717	-	4,612,500
Accumulated Depreciation	(504,290)	-	-	-	(179,234)
Net Investment in Real Estate	8,733,273	404,559	2,286,717	-	4,433,266

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(9,713,816)	(199,611)	(2,783,196)	123,282	(6,845,662)
Due from Insiders
Other Assets	28,745	-	-	-	3,250
Total Other Assets	(9,685,071)	(199,611)	(2,783,196)	123,282	(6,842,412)
TOTAL ASSETS	(941,029)	204,826	(496,479)	123,282	(2,406,938)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	214,648	378	-	1	4,926
Taxes Payable	35,594	965	4,517	-	11,756
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
Total Post-Petition Liabilities	250,242	1,343	4,517	1	16,682
Pre-Petition Liabilities
Secured Liabilities	5,380,688	-	-	-	-
Priority Liabilities
Unsecured Liabilities	482,195	10,232	48,557	162,151	128,950
Other
Total Pre-Petition Liabilities	5,862,883	10,232	48,557	162,151	128,950
TOTAL LIABILITIES	6,113,125	11,576	53,074	162,152	145,632
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(6,765,354)	186,938	(523,994)	(38,840)	(2,462,200)
Post-Petition Profit/(Loss)	(288,800)	6,313	(25,558)	(30)	(90,370)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(7,054,154)	193,251	(549,553)	(38,870)	(2,552,570)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	(941,029)	204,826	(496,479)	123,282	(2,406,938)

Meruelo Maddux Properties, Inc. et. al
Consolidated Balance of Debtors-In-Possession
As of August 31, 2009

	230 W. Avenue 26, LLC 13389	1919 Vineburn, LLC 13364	306-330 N. Avenue 21, LLC 13370	336 W. 11th Street, LLC 13402	500 Mateo Street, LLC 13361
ASSETS
Current Assets
Unrestricted Cash	(445)	-	(4,784)	-	-
Restricted Cash	-	-	-	-	-
Accounts Receivable	23,458	-	1,618	-	-
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	-	-	-	-
Total Current Assets	23,012	-	(3,166)	-	-

Investment in Real Estate	5,402,898	7,765,643	2,200,337	5,386,150	-
Accumulated Depreciation	(229,462)	(341,481)	(222,736)	-	-
Net Investment in Real Estate	5,173,436	7,424,163	1,977,601	5,386,150	-

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(6,429,771)	(2,865,635)	(3,580,697)	(10,624,953)	(596,404)
Due from Insiders
Other Assets	769	-	9,526	-	-
Total Other Assets	(6,429,002)	(2,865,635)	(3,571,171)	(10,624,953)	(596,404)
TOTAL ASSETS	(1,232,554)	4,558,527	(1,596,736)	(5,238,803)	(596,404)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	10,801	251,662	12,246	-	-
Taxes Payable	11,406	19,040	7,816	17,747	-
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
Total Post-Petition Liabilities	22,206	270,702	20,062	17,747	-
Pre-Petition Liabilities
Secured Liabilities	-	5,468,543	-	-	-
Priority Liabilities
Unsecured Liabilities	137,945	281,561	95,480	205,692	900
Other
Total Pre-Petition Liabilities	137,945	5,750,105	95,480	205,692	900
TOTAL LIABILITIES	160,151	6,020,806	115,542	223,439	900
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(1,331,750)	(1,313,405)	(1,665,138)	(5,333,048)	(263,739)
Post-Petition Profit/(Loss)	(60,955)	(148,874)	(47,140)	(129,194)	(333,565)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(1,392,704)	(1,462,279)	(1,712,278)	(5,462,242)	(597,304)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	(1,232,554)	4,558,527	(1,596,736)	(5,238,803)	(596,404)

Meruelo Maddux Properties, Inc. et. al
Consolidated Balance of Debtors-In-Possession
As of August 31, 2009

	420 Boyd Street, LLC 13360	3rd & Omar Street, LLC 13359	2131 Humboldt Street, LLC 13371	2415 E. Washington Blvd, LLC 13365	915-949 Hill Street, LLC 13362
ASSETS
Current Assets
Unrestricted Cash	(5,451)	-	(242)	-	-
Restricted Cash	-	-	-	-	-
Accounts Receivable	28,777	6,680	9,000	1,460	30,319
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	-	-	-	-
Total Current Assets	23,326	6,680	8,758	1,460	30,319

Investment in Real Estate	6,692,601	3,035,900	10,512,200	1,295,000	12,540,000
Accumulated Depreciation	(337,207)	(40,074)	-	-	-
Net Investment in Real Estate	6,355,395	2,995,826	10,512,200	1,295,000	12,540,000

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(2,561,614)	(3,419,777)	(13,709,450)	(2,240,022)	(17,666,319)
Due from Insiders
Other Assets	23,625	3,413	142	-	-
Total Other Assets	(2,537,990)	(3,416,364)	(13,709,308)	(2,240,022)	(17,666,319)
TOTAL ASSETS	3,840,731	(413,858)	(3,188,350)	(943,562)	(5,096,000)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	299,134	86,705	210,425	448	326,484
Taxes Payable	21,216	11,162	33,523	4,201	42,549
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
Total Post-Petition Liabilities	320,350	97,868	243,948	4,649	369,033
Pre-Petition Liabilities
Secured Liabilities	5,950,000	2,559,658	7,000,000	-	9,007,827
Priority Liabilities
Unsecured Liabilities	361,028	122,557	474,899	47,608	399,026
Other
Total Pre-Petition Liabilities	6,311,028	2,682,215	7,474,899	47,608	9,406,852
TOTAL LIABILITIES	6,631,378	2,780,083	7,718,848	52,257	9,775,885
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(2,502,046)	(3,076,517)	(10,564,092)	(962,741)	(14,474,224)
Post-Petition Profit/(Loss)	(288,600)	(117,423)	(343,106)	(33,078)	(397,660)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(2,790,647)	(3,193,941)	(10,907,198)	(995,819)	(14,871,885)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	3,840,731	(413,858)	(3,188,350)	(943,562)	(5,096,000)

Meruelo Maddux Properties, Inc. et. al
Consolidated Balance of Debtors-In-Possession
As of August 31, 2009

	South Park, LLC 13407	Little J, LLC 13405	817-825 S. Hill Street, LLC 13391	788 South Alameda, LLC 13395	Alameda Square 13394
ASSETS
Current Assets
Unrestricted Cash	-	-	(157)	6,727	(53,772)
Restricted Cash	-	-	-	-	-
Accounts Receivable	64,000	62,691	11,150	78,236	8,411
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	-	-	-	275,000
Total Current Assets	64,000	62,691	10,993	84,963	229,639

Investment in Real Estate	57,247,500	8,781,944	6,960,000	8,852,455	24,383,410
Accumulated Depreciation	-	(940,893)	-	(573,091)	(5,988,891)
Net Investment in Real Estate	57,247,500	7,841,051	6,960,000	8,279,365	18,394,519

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(38,247,391)	(8,214,329)	(16,416,388)	(1,248,821)	(17,809,207)
Due from Insiders
Other Assets	393	1,350	137	84,913	9,448
Total Other Assets	(38,246,998)	(8,212,979)	(16,416,251)	(1,163,908)	(17,799,760)
TOTAL ASSETS	19,064,502	(309,237)	(9,445,258)	7,200,420	824,399

LIABILITIES
Post-Petition Liabilities
Accounts Payable	318,876	15,000	573	319,949	177,875
Taxes Payable	78,750	11,722	28,781	13,154	70,865
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
Total Post-Petition Liabilities	397,626	26,722	29,354	333,103	248,740
Pre-Petition Liabilities
Secured Liabilities	20,000,000	-	-	7,153,799	-
Priority Liabilities
Unsecured Liabilities	1,544,240	94,702	278,358	234,830	414,015
Other
Total Pre-Petition Liabilities	21,544,240	94,702	278,358	7,388,629	414,015
TOTAL LIABILITIES	21,941,867	121,424	307,713	7,721,732	662,756
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(2,058,365)	(445,906)	(9,604,911)	(428,925)	(366,357)
Post-Petition Profit/(Loss)	(819,000)	15,245	(148,060)	(92,387)	528,000
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(2,877,365)	(430,661)	(9,752,971)	(521,312)	161,643
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	19,064,502	(309,237)	(9,445,258)	7,200,420	824,399

Meruelo Maddux Properties, Inc. et. al
Consolidated Balance of Debtors-In-Possession
As of August 31, 2009

	Seventh Street Produce Market 13394	Santa Fe Commerce Center, Inc. 13368	Santa Fe & Washington Market, LLC 13379	905 8th Street, LLC 13396	1308 S. Orchard, LLC 13384
ASSETS
Current Assets
Unrestricted Cash	(89,105)	(1,902)	26,925	(1,297)	-
Restricted Cash	176,255	599,720	-	-	-
Accounts Receivable	135,811	151,347	7,500	10,475	-
Notes Receivable	-	-	-	-	-
Prepaid Expenses	2,985	-	380	-	-
Total Current Assets	225,946	749,165	34,805	9,178	-

Investment in Real Estate	25,025,706	7,813,253	5,226,088	3,354,635	700,000
Accumulated Depreciation	(5,601,629)	(2,495,744)	(438,877)	(393,611)	-
Net Investment in Real Estate	19,424,077	5,317,509	4,787,212	2,961,024	700,000

Other Assets (Net of Amoritization)
Due to Affiliates, Net	37,559,447	1,921,227	(4,820,162)	(2,899,285)	(1,351,288)
Due from Insiders
Other Assets	143,403	49,130	50	739	-
Total Other Assets	37,702,850	1,970,357	(4,820,112)	(2,898,546)	(1,351,288)
TOTAL ASSETS	57,352,873	8,037,031	1,904	71,656	(651,288)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	2,206,385	430,835	36,684	69,985	-
Taxes Payable	64,712	27,437	9,267	7,722	1,977
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
Total Post-Petition Liabilities	2,271,097	458,272	45,952	77,707	1,977
Pre-Petition Liabilities
Secured Liabilities	58,664,655	10,170,905	-	1,950,000	-
Priority Liabilities
Unsecured Liabilities	1,615,359	293,372	132,333	112,204	28,308
Other
Total Pre-Petition Liabilities	60,280,014	10,464,276	132,333	2,062,204	28,308
TOTAL LIABILITIES	62,551,111	10,922,548	178,285	2,139,912	30,285
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(3,344,929)	(2,561,121)	(213,719)	(1,920,330)	(670,275)
Post-Petition Profit/(Loss)	(1,853,309)	(324,395)	37,338	(147,926)	(11,298)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(5,198,238)	(2,885,517)	(176,381)	(2,068,256)	(681,573)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	57,352,873	8,037,031	1,904	71,656	(651,288)

Meruelo Maddux Properties, Inc. et. al
Consolidated Balance of Debtors-In-Possession
As of August 31, 2009

	Meruelo Maddux Construction, Inc. 13388	555 Central Avenue, LLC 13439	MMP Ventures, LLC 13392	Meruelo Maddux Properties, L.P. 13387	Meruelo Maddux Management, LLC 13390	2529 Santa Fe Avenue, LLC 13404
ASSETS
Current Assets
Unrestricted Cash	-	-	-	7,059,600	8,885	(396)
Restricted Cash	-	-	-	-	-	-
Accounts Receivable	-	-	-	244,769	-	56,730
Notes Receivable	-	-	-	(9,360,671)	-	-
Prepaid Expenses	-	-	-	34,725	-	-
Total Current Assets	-	-	-	(2,021,577)	8,885	56,334

Investment in Real Estate	-	-	-	77,807	-	3,795,183
Accumulated Depreciation	-	-	-	(57,699)	-	(65,751)
Net Investment in Real Estate	-	-	-	20,109	-	3,729,432

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(12,071)	(1,999,713)	(4,209)	(769)	(3,930,746)	(3,730,813)
Due from Insiders
Other Assets	3,568	-	-	302,793	-	7,169
Total Other Assets	(8,503)	(1,999,713)	(4,209)	302,024	(3,930,746)	(3,723,644)
TOTAL ASSETS	(8,503)	(1,999,713)	(4,209)	(1,699,445)	(3,921,862)	62,122

LIABILITIES
Post-Petition Liabilities
Accounts Payable	-	-	-	(7,547)	166,683	119,256
Taxes Payable	-	-	-	-	-	12,264
Notes Payable
Professional Fees				1,218,791
Secured Debt
Other	-	-	-	-	-	-
Total Post-Petition Liabilities	-	-	-	1,211,244	166,683	131,520
Pre-Petition Liabilities
Secured Liabilities	-	-	-	-	-	3,134,825
Priority Liabilities
Unsecured Liabilities	-	9,450	-	2,111,728	59,312	197,867
Other
Total Pre-Petition Liabilities	-	9,450	-	2,111,728	59,312	3,332,692
TOTAL LIABILITIES	-	9,450	-	3,322,972	225,994	3,464,212
MINORITY INTEREST	-	-	-	843,000	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(7,982)	(2,008,838)	(2,703)	(3,932,472)	(4,512,252)	(3,251,488)
Post-Petition Profit/(Loss)	(521)	(325)	(1,506)	(1,932,945)	364,396	(150,602)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(8,503)	(2,009,163)	(4,209)	(5,865,417)	(4,147,856)	(3,402,090)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	(8,503)	(1,999,713)	(4,209)	(1,699,445)	(3,921,862)	62,122

Meruelo Maddux Properties, Inc. et. al
Consolidated Balance of Debtors-In-Possession
As of August 31, 2009

	2040 Camfield Avenue, LLC 13375	Meruelo Maddux - 5500 Flotilla Street, LLC 13367	Meruelo Maddux Properties, Inc. 13356	Sub-total Debtor Entities	Eliminations	Consolidated Debtor Entities
ASSETS
Current Assets
Unrestricted Cash	-	-	209,865	8,019,706	315,681	8,335,387
Restricted Cash	-	-	-	8,010,682	-	8,010,682
Accounts Receivable	-	-	3,000	1,289,589	-	1,289,589
Notes Receivable	-	-	-	(9,360,671)	9,360,671	(0)
Prepaid Expenses	-	-	-	314,364	-	314,364
Total Current Assets	-	-	212,865	8,273,670	9,676,352	17,950,022

Investment in Real Estate	4,024,680	250,000	-	474,395,061	-	474,395,061
Accumulated Depreciation	-	-	-	(28,852,040)	-	(28,852,040)
Net Investment in Real Estate	4,024,680	250,000	-	445,543,021	-	445,543,021

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(5,187,575)	(615,553)	408,969,809	83,956,631	(9,360,671)	74,595,960
Due from Insiders				0		0
Other Assets	-	-	-	1,531,889	-	1,531,889
Total Other Assets	(5,187,575)	(615,553)	408,969,809	85,488,520	(9,360,671)	76,127,849
TOTAL ASSETS	(1,162,895)	(365,553)	409,182,674	539,305,211	315,681	539,620,892

LIABILITIES
Post-Petition Liabilities
Accounts Payable	-	-	(51,988)	10,259,339	315,681	10,575,020
Taxes Payable	9,925	1,157	-	1,057,812	-	1,057,812
Notes Payable				0		0
Professional Fees				1,218,791		1,218,791
Secured Debt				0		0
Other	-	-	-	-	-	-
Total Post-Petition Liabilities	9,925	1,157	(51,988)	12,535,942	315,681	12,851,623
Pre-Petition Liabilities
Secured Liabilities	-	-	-	283,606,555	-	283,606,555
Priority Liabilities				0		0
Unsecured Liabilities	102,072	11,875	271,946	17,186,821	-	17,186,821
Other				0		0
Total Pre-Petition Liabilities	102,072	11,875	271,946	300,793,376	-	300,793,376
TOTAL LIABILITIES	111,997	13,032	219,958	313,329,318	315,681	313,644,999
MINORITY INTEREST	-	-	(843,000)	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(1,219,244)	(370,747)	409,815,049	239,691,152	-	239,691,152
Post-Petition Profit/(Loss)	(55,649)	(7,837)	(9,334)	(13,715,259)		(13,715,259)
Direct Charges to Equity				0		0
TOTAL STOCKHOLDERS' EQUITY	(1,274,892)	(378,585)	409,805,715	225,975,893	-	225,975,893
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	(1,162,895)	(365,553)	409,182,674	539,305,211	315,681	539,620,892

Meruelo Maddux Properties, Inc. et. al
August's Report
XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization:

During the subject period, the court continued to hear testimony and consider evidence concerning the Debtors' proposed use of cash collateral on a final basis and approval of the Debtors' cash management system on a final basis.  As noted in prior reports, these issues have required a significant amount of time and resources from both the Debtors' management team and the Debtors' counsel, including appearances at multiple days of hearings.

During the subject period, the Debtors also filed a number of motions and other pleadings with the court (generally in chronological order) including but not limited to:

1)      The Debtors submitted an order (and amended order addressing concerns raised by some creditors) approving the Debtors' application to employ real estate brokers.  The amended order was entered on August 10, 2009.

2) The Debtors submitted an order authorizing the employment of FTI Consulting as financial consultants to the Debtors. The order was entered on August 4, 2009.

3)      The Debtors and Committee's counsel each submitted applications for approval and payment of interim compensation.  Numerous creditors filed oppositions or objections to the applications, objecting to payment of compensation out of cash collateral but not objecting to the reasonableness of the fees requested.  The Debtors and Committee's counsel each filed replies to the opposition/objections.  The applications were approved at the hearing on August 25, 2009 and the orders were entered on August 28, 2009.

4)      The Debtors filed a motion seeking clarification that the proceeds of the sale of certain encumbered property were not subject to the claims of cash collateral creditors.  The motion was granted and the order was entered on August 28, 2009.

5)      The Debtors filed a motion to borrow and use funds from the unrestricted cash account to pay the costs for removal of soil and remediation of environmental hazards.  The Committee filed objections and the Debtors filed a reply.  The matter was resolved at the hearing on August 25, 2009 and the order was entered on August 28, 2009.

6)      The Debtors' counsel filed a motion to ratify the employment of Danning, Gill, Diamond & Kollitz, LLP as general bankruptcy counsel.  No objections or requests for hearing were filed and the motion was granted and the order was entered on September 4, 2009.

7) The Debtors' counsel filed its second monthly statement for payment of fees and reimbursement of expenses from July 1, 2009 through July 31, 2009.

8)      The Debtors filed a supplemental declaration of the real estate broker to be retained to market certain property of the Debtors.  No objections or requests for hearing were filed and the Debtors have employed the broker to list and market the property.

4.	Describe potential future developments which may have a significant impact on the case:
Future developments that may have a significant impact on these cases include, among other things:
1) the outcome of the Debtors' motions to use cash collateral on a final basis and approval of the Debtors' cash management system on a final basis;
2) the court's determination of values attributable to certain secured properties;
3) the outcome of motions for relief from the automatic filed by certain secured creditors;
4) the resolution of settlements between the Debtors and certain secured creditors.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X

I, Richard Meruelo, Chief Executive Officer, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: September 25, 2009	By:	/s/ Richard Meruelo
Richard Meruelo
Principal for Debtor-in-Possession